SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                 Kaye Group Inc.
                                 ---------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]      No fee required

[X]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1) Title of each class of securities to which transaction applies: Common Stock, par value $.01 per share

         2)       Aggregate number of securities to which  transaction  applies:
                  9,786,298

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $14.00

         4)       Proposed maximum aggregate value of transaction: $129,408,424

         5)       Total fee paid:  $2,588.17

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed

                         PRELIMINARY PROXY MATERIALS --
                        CONFIDENTIAL, FOR THE USE OF THE
                     SECURITIES AND EXCHANGE COMMISSION ONLY

                                 KAYE GROUP INC.
                              122 East 42nd Street
                               New York, NY 10168

_________ __, 2001

TO OUR STOCKHOLDERS:

         You are cordially invited to attend the Special Meeting of Stockholders of Kaye Group Inc. ("Kaye"), to be held in the Third Floor Boardroom of our offices located at 122 East 42nd Street, Third Floor, New York, New York 10168, on [______________, _____ __,] 2001 at ___a.m., local time.

         At the Special Meeting of Stockholders you will be asked to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated January 19, 2001 (the "Merger Agreement"), by and among Hub International Limited, a corporation organized under the laws of Ontario, Canada ("Hub"), 416 Acquisition Inc., a Delaware corporation and a wholly-owned subsidiary of Hub (the "Hub Subsidiary"), and Kaye, pursuant to which, upon the terms and subject to the conditions of the Merger Agreement, the Hub Subsidiary will be merged with and into Kaye (the "Merger"), with Kaye being the surviving corporation and a wholly-owned subsidiary of Hub. If the proposed Merger is consummated, each share of Kaye's common stock, par value $0.01 per share (the "Shares") (other than Shares held by Kaye or its subsidiaries, Hub or the Hub Subsidiary, or stockholders who perfect their statutory appraisal rights under Delaware law), will be converted into the right to receive $14 in cash, without interest thereon. A copy of the Merger Agreement is attached to the enclosed Proxy Statement as Annex A and should be read in its entirety.

         In the event that the Merger is approved and the other conditions set forth in the Merger Agreement are satisfied or waived, prior to the effective date of the Merger, Kaye will distribute cash to holders of outstanding stock options issued under Kaye's Amended and Restated Stock Option Plan, determined as provided in the Merger Agreement (the "Option Consideration"). In addition, Hub will deposit into an escrow account sufficient funds to pay holders of Shares granted pursuant to Kaye's Stock Performance Plan ("Performance Stock Shares") an amount of cash equal to $14 per Performance Stock Share, payable to such holders on the first anniversary of the Merger or upon the occurrence of certain events, in accordance with the Merger Agreement (the "Performance Share Consideration"). No vote of stockholders of Kaye is required, or is being requested, in connection with the Option Consideration or the Performance Share Consideration.

         Approval and adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding Shares of Kaye. All Shares represented by properly executed proxies will be voted in accordance with the specifications on the enclosed proxy. If no such specifications are made, proxies will be voted FOR approval and adoption of the Merger Agreement. Detailed information concerning the Merger is set forth in the attached Proxy Statement, which we urge you to read carefully. Holders of approximately 55% of the outstanding Shares entitled to vote have agreed in writing to vote in favor of the Merger and have granted Hub options to purchase their Shares. Accordingly, even if no other stockholder of

Kaye votes in favor of approving the Merger Agreement, the Merger Agreement will be approved.

         YOUR BOARD OF DIRECTORS, AFTER CAREFUL CONSIDERATION, HAS APPROVED THE MERGER AGREEMENT AND DETERMINED THAT THE MERGER IS FAIR TO AND IN THE BEST INTERESTS OF THE STOCKHOLDERS OF KAYE AND RECOMMENDS THAT YOU VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT. In reaching this conclusion, the Board relied upon, among other things, the opinion of Fox-Pitt, Kelton Inc., an investment banking firm engaged by the Board, as to the fairness, from a financial point of view, of the consideration to be received by the stockholders of Kaye pursuant to the Merger. A copy of this opinion is attached to the enclosed Proxy Statement as Annex B and should be read in its entirety.

         We are enclosing a Proxy Statement containing detailed information concerning the Merger, including the Merger Agreement.


         Your vote is important. Whether or not you plan to attend the Special Meeting in person and regardless of the number of Shares you own, please complete, sign, date and return the enclosed proxy card promptly in the enclosed pre-addressed envelope. No postage is required if mailed in the United States.

                                               Sincerely,


                                               ---------------------------------
                                               Bruce D. Guthart
                                               Chairman, President
                                               and Chief Executive Officer

                         PRELIMINARY PROXY MATERIALS --
                        CONFIDENTIAL, FOR THE USE OF THE
                     SECURITIES AND EXCHANGE COMMISSION ONLY

                                 KAYE GROUP INC.
                              122 East 42nd Street
                               New York, NY 10168

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                 To Be Held On [______________, ______ __,] 2001


         Notice is hereby given that a Special Meeting of Stockholders (the "Special Meeting") of Kaye Group Inc. ("Kaye") will be held in the Third Floor Boardroom of Kaye's offices located at 122 East 42nd Street, Third Floor, New York, New York 10168, on [______________, ______ __,] 2001 at ____, a.m., local time, for the following purposes:

         1. To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated January 19, 2001 (the "Merger Agreement"), by and among Hub International Limited, a corporation organized under the laws of Ontario, Canada ("Hub"), 416 Acquisition Inc., a Delaware corporation and a wholly-owned subsidiary of Hub (the "Hub Subsidiary"), and Kaye, pursuant to which, upon the terms and subject to the conditions of the Merger Agreement, (a) the Hub Subsidiary will be merged with and into Kaye (the "Merger"), with Kaye being the surviving corporation and a wholly-owned subsidiary of Hub, and (b) each share of Kaye's common stock, par value $0.01 per share (the "Shares"), outstanding at the effective time of the Merger (other than Shares held by Kaye or its subsidiaries, Hub or the Hub Subsidiary, or stockholders who perfect their statutory appraisal rights under Delaware law) will be converted into the right to receive $14 in cash, without interest thereon.

         2. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

         The Merger and other related matters are more fully described in the attached Proxy Statement and Annexes thereto.

         The stock transfer books of Kaye will not be closed but only stockholders of record at the close of business on _________ will be entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the Special Meeting; in addition, the list will be open for examination by any stockholder, for any purpose germane to the Special Meeting, during ordinary business hours, for a period of at least 10 days prior to the Special Meeting, during ordinary business hours at Kaye's offices located at 122 East 42nd Street, New York, New York 10168.

         All Shares represented by properly executed proxies will be voted in accordance with the specifications on the enclosed proxy. If no such specifications are made, proxies will be voted FOR approval and adoption of the Merger Agreement. Detailed information concerning the Merger is set forth in the attached Proxy Statement, which we urge you to read carefully.

         Stockholders of Kaye who do not vote in favor of approval and adoption of the Merger Agreement and who otherwise comply with the provisions of Section 262 of the General Corporation Law of the State of Delaware will, under certain circumstances, have the right, if the Merger is consummated, to dissent and to demand appraisal of the fair market value of their Shares. A copy of Section 262 is attached to the Proxy Statement as Annex C. See "The Merger -- Rights of Dissenting Stockholders" in the accompanying Proxy Statement for a description of the procedures required to exercise dissenters' rights properly.

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY, OF COURSE, ATTEND THE SPECIAL MEETING, REVOKE YOUR PROXY AND VOTE IN PERSON EVEN IF YOU HAVE ALREADY RETURNED YOUR PROXY CARD.


                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              -----------------------
                                              Ivy S. Fischer
                                              Secretary
                                              Kaye Group Inc.

New York, New York
________ __, 2001

                         PRELIMINARY PROXY MATERIALS --
                        CONFIDENTIAL, FOR THE USE OF THE
                     SECURITIES AND EXCHANGE COMMISSION ONLY

                                 KAYE GROUP INC.
                              122 East 42nd Street
                               New York, NY 10168



                                 PROXY STATEMENT



                         SPECIAL MEETING OF STOCKHOLDERS

                 To Be Held On [______________, ______ __,] 2001


                                  INTRODUCTION

         This Proxy Statement (the "Proxy Statement") is being furnished to stockholders of Kaye Group Inc. ("Kaye") in connection with the solicitation of proxies by the Board of Directors of Kaye (the "Board of Directors" or the "Board") for use at the Special Meeting of Stockholders (the "Special Meeting") to be held in the Third Floor Boardroom of Kaye's offices located at 122 East 42nd Street, Third Floor, New York, New York 10168, on [______________, ______ __,] 2001 at ____a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.

         This Proxy Statement is first being mailed to Kaye's stockholders on or about _________ ________ __, 2001.

         At the Special Meeting, the holders of the shares of common stock, par value $0.01 per share (the "Shares"), of Kaye will be asked to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated January 19, 2001 (the "Merger Agreement"), by and among Hub International Limited, a corporation organized under the laws of Ontario, Canada ("Hub"), 416 Acquisition Inc., a Delaware corporation and a wholly-owned subsidiary of Hub (the "Hub Subsidiary"), and Kaye, pursuant to which, upon the terms and subject to the conditions of the Merger Agreement, (a) the Hub Subsidiary will be merged with and into Kaye (the "Merger"), with Kaye being the surviving corporation and a wholly-owned subsidiary of Hub, and (b) each share of Kaye's common stock, par value $0.01 per share (the "Shares"), outstanding at the effective time of the Merger (other than Shares held by Kaye or its subsidiaries, Hub or the Hub Subsidiary, or stockholders who perfect their statutory appraisal rights under Delaware law) will be converted into the right to receive $14 in cash, without interest thereon (the "Merger Consideration").

         In the event that the Merger is approved and the other conditions set forth in the Merger Agreement are satisfied or waived, prior to the effective date of the Merger, Kaye will distribute cash to holders of outstanding stock options ("Kaye Stock Options") issued under Kaye's Amended and Restated Stock Option Plan (the "Kaye Stock Option Plan") determined as provided in the Merger Agreement (the "Option Consideration"). In addition, Hub will deposit into an escrow account sufficient funds to pay holders of Shares granted pursuant to Kaye's

Stock Performance Plan ("Performance Stock Shares") an amount of cash equal to $14 per Performance Stock Share, payable to such holders on the first anniversary of the Merger or upon the occurrence of certain events, in accordance with the Merger Agreement (the "Performance Share Consideration"). As of the date hereof, there are 1,117,610 outstanding Kaye Stock Options at a weighted average exercise price of $6.80 per share and 174,657 Shares which would vest as a result of the Merger pursuant to Kaye's Stock Performance Plan.

         The enclosed proxy is solicited on behalf of the Board of Directors. The giving of a proxy does not preclude the right to vote in person should you so desire. You may revoke or change your proxy at any time prior to its use at the Special Meeting by giving Kaye a written direction to revoke your proxy, giving Kaye a new proxy or attending the Special Meeting and voting in person.

         A conformed copy of the Merger Agreement is attached to the Proxy Statement as Annex A. The summaries of portions of the Merger Agreement set forth in this Proxy Statement do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the text of the Merger Agreement.

         YOUR BOARD OF DIRECTORS, AFTER CAREFUL CONSIDERATION, HAS APPROVED THE MERGER AGREEMENT AND DETERMINED THAT THE MERGER IS FAIR TO AND IN THE BEST INTERESTS OF THE STOCKHOLDERS OF KAYE AND RECOMMENDS THAT YOU VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT. In reaching this conclusion, the Board relied upon, among other things, the opinion of Fox-Pitt, Kelton Inc., an investment banking firm engaged by the Board, as to the fairness, from a financial point of view, of the consideration to be received by the stockholders of Kaye pursuant to the Merger. A copy of this opinion is attached to the enclosed Proxy Statement as Annex B and should be read in its entirety.

         Stockholders of Kaye who do not vote in favor of approval and adoption of the Merger Agreement and who otherwise comply with the provisions of Section 262 of the General Corporation Law of the State of Delaware (the "DGCL") will, under certain circumstances, have the right, if the Merger is consummated, to dissent and to demand appraisal of the fair market value of their Shares. A copy of Section 262 of the DGCL is attached to the Proxy Statement as Annex C. See "The Merger -- Rights of Dissenting Stockholders" for a description of the procedures required to exercise dissenters' rights properly.

         Kaye's principal executive office is located at 122 East 42nd Street, New York, New York 10168, and the telephone number at that address is (212) 210-9200.



           The date of this Proxy Statement is ____________ __, 2001.

                                TABLE OF CONTENTS

                                                                                                               Page
SUMMARY TERM SHEET

QUESTIONS AND ANSWERS ABOUT THE MERGER.............................................................................

SUMMARY............................................................................................................
         Parties to the Merger.....................................................................................
         The Special Meeting.......................................................................................
         Vote Required.............................................................................................
         The Stock Option and Voting Agreements....................................................................
         Recommendation of the Board and Reasons for the Merger....................................................
         Opinion of Financial Advisor..............................................................................
         Interests of Certain Directors and Executive Officers of Kaye in the Merger...............................
         Effective Time............................................................................................
         Surrender of Stock Certificates; Payment for Shares.......................................................
         Conditions to the Merger..................................................................................
         No Solicitation or Negotiation; Fiduciary Duties..........................................................
         Termination; Fees and Expenses............................................................................
         Kaye Stock Options........................................................................................
         Restricted Stock..........................................................................................
         Rights of Dissenting Stockholders.........................................................................
         Certain Material Federal Income Tax Consequences..........................................................
         Selected Consolidated Financial Information of Kaye.......................................................
         Recent Market Prices of, and Dividends on, Kaye Common Stock..............................................

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS..........................................................

VOTING AND PROXIES.................................................................................................
         Purpose, Record Date and Voting...........................................................................
         Proxy Information.........................................................................................
         Voting Agreements.........................................................................................
         Rights of Dissenting Stockholders.........................................................................
Directors and Executive Officers
THE MERGER.........................................................................................................
         Background of the Merger..................................................................................
         Recommendation of the Board and Reasons for the Merger....................................................
         Opinion of Financial Advisor..............................................................................
         Interests of Certain Directors and Executive Officers of Kaye in the Merger...............................
         Effective Time............................................................................................
         Payment for Shares and Surrender of Stock Certificates....................................................
         Certain Other Effects of the Merger.......................................................................
         Accounting Treatment......................................................................................
         Terms of the Merger Agreement.............................................................................
         Source and Amount of Funds................................................................................
         Certain Material Federal Income Tax Consequences..........................................................
         Regulatory Filings and Approvals..........................................................................
         Rights of Dissenting Stockholders.........................................................................

                                      -5-


BUSINESS OF KAYE...................................................................................................

SELECTED CONSOLIDATED FINANCIAL INFORMATION OF KAYE................................................................

RECENT MARKET PRICES OF, AND DIVIDENDS ON, KAYE COMMON STOCK.......................................................

OWNERSHIP OF KAYE VOTING SECURITIES................................................................................

AVAILABLE INFORMATION..............................................................................................

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE....................................................................

OTHER MATTERS......................................................................................................

STOCKHOLDER PROPOSALS..............................................................................................


ANNEX A - Agreement and Plan of Merger
ANNEX B - Fairness Opinion of Fox-Pitt, Kelton Inc.
ANNEX C - Delaware General Corporation Law Section 262
ANNEX D - Form of Stock Option and Voting Agreement
ANNEX E - Bruce D. Guthart Employment Agreement

                               SUMMARY TERM SHEET

         This summary term sheet does not contain all of the information that is important to you. You should carefully read the entire Proxy Statement to fully understand the Merger. The Merger Agreement is attached as Annex A to this Proxy Statement. We encourage you to read the Merger Agreement, as it is the legal document that governs the Merger.

o        THE PARTIES

         o Kaye. Kaye is a corporation organized under the laws of Delaware, with its principal executive office located at 122 East 42nd Street, New York, NY 10168. Shares of Kaye are listed on the NASDAQ National Market System (the "NMS"). Kaye, through its subsidiaries, provides a broad range of property, casualty, life and health, and employee benefits products, and is also engaged in underwriting and related activities. Kaye conducts its business from offices located in New York, New York, Arcadia, California, Westport, Connecticut, Woodbury, New York and Warwick, Rhode Island.

         o Hub. Hub is a corporation organized under the laws of Ontario, Canada, with its principal executive office located at 214 King Street West, Suite 314, Toronto, Ontario, Canada M5H 3S6. Shares of Hub are listed on the Toronto Stock Exchange (the "TSE"). Hub is an international insurance brokerage which, through its subsidiaries, provides a broad variety of property, casualty, life and health, employee benefits, investment and risk management products. Hub conducts its business from offices located in Canada in the provinces of British Columbia, Alberta, Ontario, Quebec and New Brunswick, and in the United States in Chicago, Illinois and near Boston, Massachusetts.

         o The Hub Subsidiary. The Hub Subsidiary is a wholly-owned subsidiary of Hub recently formed solely to facilitate Hub's acquisition of Kaye. The Merger Agreement provides that the Hub Subsidiary will not perform any activities other than of an organizational nature and as required by the Merger Agreement prior to consummation of the Merger.

         See "Summary - Parties to the Merger."

o        PROPOSED ACQUISITION

         o Structure of the Merger. In the Merger, the Hub Subsidiary, a wholly-owned subsidiary of Hub, will merge with and into Kaye, and, as a result, Kaye will become a wholly-owned direct subsidiary of Hub.

         o Stockholder Vote. You are being asked to vote to adopt the Merger Agreement.

         o Effectiveness of the Merger. The Merger will be effective upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware (or at such later date or time as is specified in such Certificate of Merger) in accordance with the DGCL (the "Effective Time"). The Merger Agreement provides that such filing will be made no later than the second business day after satisfaction or waiver of the conditions set forth in the Merger Agreement unless another time is agreed to by Kaye and Hub. See "The Merger

                  -- Terms of the Merger Agreement -- Conditions to the Merger."

         o Price for Your Stock. As a result of the Merger, you will receive $14 in cash for each of your shares of Kaye common stock.

O        KAYE STOCK PRICE

         Shares of Kaye are listed on the NMS under the symbol "KAYE." On January 19, 2001, which was the last trading day before the signing of the Merger Agreement was announced, Kaye common stock closed at $7.875 per share. On ________ __, 2001, the last trading day prior to the date of this Proxy Statement, Kaye common stock closed at $___ per share. See "Recent Market Prices Of, and Dividends On, Kaye Common Stock."

O        ADVANTAGES OF THE MERGER TO YOU

         As a result of the Merger, you will receive for your shares of Kaye common stock a cash premium over the market price when the Merger was announced. The Merger consideration of $14 per share represents a premium of approximately 77% over the closing price of Kaye common stock of $7.875 on January 19, 2001, the last trading day before the signing of the Merger Agreement was announced. Following the Merger, you also will not bear the risk of any decrease in the value of Kaye.

O        DISADVANTAGES OF THE MERGER TO YOU

         Following the Merger, you will no longer own stock of Kaye and will no longer benefit from any earnings or growth of Kaye. Also, you may recognize a taxable gain as a result of the Merger. See "The Merger -- Federal Income Tax Consequences."

O        CONVERSION OF KAYE STOCK OPTIONS

         All Kaye Stock Options outstanding at the effective time of the Merger and issued under the Kaye Stock Option Plan will vest at such time. If you are a holder of a Kaye Stock Option issued under the Kaye Stock Option Plan, immediately prior to the Effective Time, Kaye will pay you an amount of cash equal to the product of (A) the difference between $14 and the exercise price per share of your Kaye Stock Option, and (B) the number of shares of Kaye common stock covered by your Kaye Stock Option, less applicable withholding taxes. Simultaneously with the Merger, the Kaye Stock Option Plan and each outstanding Kaye Stock Option under the Kaye Stock Option Plan will be terminated. See "The Merger -- Terms of the Merger Agreement -- Kaye Stock Options."

O        CONVERSION OF PERFORMANCE STOCK SHARES

         Each share of common stock of Kaye which would vest as a result of the Merger pursuant to Kaye's Stock Performance Plan will be canceled. If you are a holder of such shares, you will be entitled to a right to $14 per share, less applicable withholding taxes, payable in accordance with the terms of the Merger Agreement. See "The Merger - Terms of the Merger Agreement - Restricted Stock."

O        UNANIMOUS BOARD RECOMMENDATION

         Kaye's Board of Directors has unanimously approved the Merger and the Merger Agreement and determined that the Merger is fair to, and in the best interests of, Kaye and its stockholders. The Board of Directors recommends that all stockholders approve and adopt the Merger Agreement, and all of the transactions contemplated by the Merger Agreement (the "Transactions"), at the Special Meeting.

O        FAIRNESS OPINION

         Fox-Pitt, Kelton Inc. has delivered to Kaye's Board of Directors its opinion that, as of January 18, 2001, based upon the assumptions made, matters considered and limits of the review undertaken (as described in that opinion) the consideration to be received by Kaye's stockholders pursuant to the Merger is fair to Kaye's stockholders from a financial point of view. A copy of this opinion is attached to this Proxy Statement as Annex B and should be read in its entirety. See "Opinion of Financial Advisor."

O        KAYE'S REASONS FOR THE MERGER

         Kaye's Board of Directors consulted with senior management and Kaye's financial and legal advisors and considered a number of factors in reaching its decision to approve the Merger Agreement and the transactions contemplated by the Merger Agreement, and to recommend that Kaye's stockholders vote "FOR" adoption of the Merger Agreement. Included among these factors were:

         o the Board of Directors' knowledge of the business, operations, assets, financial condition and results of operations of Kaye;

         o the opinion of Fox-Pitt, Kelton Inc. of the fairness from a financial point of view of the consideration to be received by Kaye's stockholders pursuant to the Merger;

         o        the lack of liquidity and float of Kaye's stock;

         o the price of Kaye's stock not being reflective of the Board of Directors' belief as to its value;

         o the potential of a stronger market presence with a combination of Hub and Kaye;

         o        the lack of capital for acquisitions;

         o        the terms of the Merger Agreement; and

         o        review of prospects in remaining independent.

Each of the foregoing factors supported the Board of Directors' decision. The Board of Directors viewed all of the foregoing factors as important in reaching its conclusion and did not assign any particular weight to any individual factor. See "The Merger -- Recommendation of the Board and Reasons for the Merger."

O        THE SPECIAL MEETING OF STOCKHOLDERS

         o Place, Date and Time. The Special Meeting will be held in the Third Floor Boardroom of Kaye's offices located at 122 East 42nd Street, Third Floor, New York, New York, at __:___ __.m., local time, on ____ ___, 2001.

         o        What Vote is Required for Adoption of the Merger Agreement.
                  The adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of Kaye. Holders of approximately 55% of the outstanding shares entitled to vote have agreed in writing to vote in favor of the Merger and have granted Hub options to purchase their shares. Accordingly, even if no other stockholder of Kaye votes in favor of approving the Merger Agreement, the Merger Agreement will be approved.

         o Who Can Vote at the Meeting. You can vote at the Special Meeting all of the shares of Kaye common stock you own of record as of ________, 2001, which is the record date for the Special Meeting. If you own shares that are registered in someone else's name (for example, a broker), you need to direct that person to vote those shares or obtain an authorization from them and vote the shares yourself at the meeting. As of the close of business on [the Record Date], there were ______ shares of Kaye common stock outstanding held by approximately _______ stockholders.

         o Procedure for Voting. You can vote your shares by attending the Special Meeting and voting in person, or by mailing the enclosed proxy card. You may revoke or change your proxy at any time prior to its use at the Special Meeting by giving Kaye a new proxy, a written direction to revoke your proxy, or attending the Special Meeting and voting in person.

         o        Shares Held by Directors and Executive Officers

                  As of __________ [the Record Date], approximately __% of the outstanding shares of Kaye common stock were held by directors and executive officers of Kaye and its affiliates and entities controlled by them, and no shares of Kaye common stock were held by Hub. Each of such persons has advised Kaye that he or it will vote the shares held by him or it in favor of the proposal to adopt the Merger Agreement.

         o        DISSENTERS' RIGHTS OF APPRAISAL

                  Delaware law provides you with appraisal rights in the Merger. This means that if you are not satisfied with the amount you are receiving in the Merger, you are entitled to have the value of your shares independently determined and to receive payment based on that valuation. The ultimate amount you receive as a dissenting stockholder in an appraisal proceeding may be more or less than, or the same as, the amount you would have received in the Merger. To exercise your appraisal rights, you must strictly comply with the rules governing the exercise of appraisal rights or lose those appraisal rights. We describe the procedures for exercising appraisal rights in this Proxy Statement and we attach the provisions of Delaware law that govern appraisal rights as Annex C. See "The Merger -- Rights of Dissenting Stockholders."

o        MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         In general, the receipt of cash by you pursuant to the Merger or the exercise of appraisal rights will be taxable events for you for federal income tax purposes. They may also be taxable events under applicable local, state and foreign tax laws. The tax consequences for you will depend upon the facts and circumstances applicable to you. Accordingly, you should consult your own tax advisor with respect to the federal, state, local or foreign tax consequences of the Merger. See "The Merger -- Federal Income Tax Consequences."

o        WHEN WILL THE MERGER BE COMPLETED

         Kaye and Hub are working to complete the Merger as soon as possible. Kaye and Hub anticipate completing the Merger on ______, 2001, following the Special Meeting and subject to the satisfaction of certain conditions. See "Summary -- Effective Time of the Merger" and "The Merger -- Terms of the Merger Agreement -- Conditions to the Merger."

o        CONDITIONS TO COMPLETING THE MERGER

         The completion of the Merger depends on a number of conditions being satisfied, including the following:

         o the accuracy of the representations and warranties of Kaye set forth in the Merger Agreement, including the representation concerning the absence, since September 30, 2000, of any circumstance, event or occurrence that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on Kaye;

         o the accuracy of the representations and warranties of Hub and the Hub Subsidiary set forth in the Merger Agreement;

         o        the execution of an employment agreement between Bruce D.
                  Guthart (Kaye's Chairman, President and Chief Executive Officer) and Kaye in the form annexed to this Proxy Statement as Annex E;

         o consents from Schenendorf Seaman, Inc. (formerly known as Seaman, Ross & Weiner, Inc. ("SRW")), ASCO Risk Management Corp. (formerly known as Amsco Coverage Corp. ("Amsco")), and DS Risk Management Corp. (formerly known as D.S.I. Associates, Inc. ("DSI")); and

         o        regulatory approvals.

         The obligation of Kaye to consummate the Merger is subject to the satisfaction or waiver of certain additional conditions. See "The Merger -- Terms of the Merger Agreement -- Conditions to the Merger." The Merger Agreement also contains certain terms and conditions relating to the issuance of convertible debentures by Hub to stockholders of Kaye. Since Hub elected, as of April 20, 2001, that the Merger Consideration will consist solely of cash, such conditions are no longer applicable.

o INTERESTS OF CERTAIN DIRECTORS AND EXECUTIVE OFFICERS OF KAYE IN THE MERGER THAT DIFFER FROM YOUR INTERESTS

         Certain persons, including Bruce D. Guthart, Howard Kaye, Lawrence Greenfield, Ned L. Sherwood, Michael P. Sabanos, Marc I. Cohen and Robert N. Munao, have interests in the Merger that are different from, or are in addition to, their interests as stockholders in Kaye. See "The Merger--Interests of Certain Directors and Executive Officers of Kaye in the Merger."

o        THE MERGER

         o Procedure for Receiving the Merger Consideration. After Kaye and Hub complete the Merger, Hub will send you written instructions for surrendering your shares. If you hold Kaye shares in physical form, you should not send in your stock certificates now. The letter of transmittal will set forth the procedure for surrendering such certificates to ___________, as the exchange agent . In order to receive the consideration to which you will be entitled as a result of the Merger, you will be required, following the effective time of the Merger, to surrender your stock certificate(s), together with a duly executed and properly completed letter of transmittal (and any other required documents), to ______. See "The Merger -- Payment for Shares and Surrender of Stock Certificates."

         o Terminating the Merger Agreement. Kaye and Hub can mutually agree at any time to terminate the Merger Agreement. Also, under certain circumstances, either Kaye or Hub can decide, without the consent of the other, to terminate the Merger Agreement prior to the effective time, even if the stockholders of Kaye have approved the Merger Agreement. See "The Merger - Terms of the Merger Agreement -Termination."

         o Fees and Expenses. Generally, whether or not the Merger is consummated, Kaye and Hub are each responsible for their respective expenses (up to $1,000,000) incurred in connection with the Merger. In certain circumstances, upon the termination of the Merger Agreement, Kaye may be required to pay Hub a termination fee of $3,855,000 (plus expenses up to $1,000,0000). See "The Merger -- Terms of the Merger Agreement -- Termination" and -- "Fees and Expenses" and "Voting and Proxies - Proxy Information."

         o Accounting Treatment. The Merger will be accounted for as a "purchase" as such term is used under generally accepted accounting principles, for accounting and financial reporting purposes.

o        NO SOLICITATION OF PROPOSALS

         Kaye has agreed not to solicit, initiate or encourage the submission of any Acquisition

         Proposal (as defined in the Merger Agreement) or participate in discussions or negotiations or otherwise cooperate with any unsolicited proposal that constitutes or may lead to an Acquisition Proposal during the period from the date of the Merger Agreement to the effective time of the Merger.

         However, Kaye may participate in negotiations or furnish information in connection with an Acquisition Proposal if the Board of Directors determines in good faith, after having received advice from outside legal counsel, that its fiduciary duties under applicable law require it and after providing written notice to Hub and entering into a customary confidentiality agreement on terms no less favorable to Kaye than those contained in Kaye's confidentiality agreement with Hub and related parties in connection with the Merger Agreement. See "The Merger -- Terms of the Merger Agreement -- No Solicitation or Negotiation."

o        REGULATORY FILINGS AND APPROVALS

         The Merger is subject to review by the Antitrust Division of the Department of Justice and the Federal Trade Commission (the "Federal Antitrust Agencies"). On January 31, 2001, Kaye and Hub each filed the required information and materials with the Federal Antitrust Agencies. Early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), was granted effective February 13, 2001. However, these agencies, state antitrust authorities or a private person or entity may challenge the Merger at any time before or after its completion. Kaye and Hub do not believe that consummation of the Merger will result in a violation of any applicable antitrust laws. However, there can be no assurances that a challenge to the Merger on antitrust grounds will not be made or, if such a challenge is made, of the result thereof.

         In addition, the Merger is also subject to the review and approval of the insurance regulatory authorities of Rhode Island. Hub has caused a Form A to be filed with the insurance regulatory authorities of Rhode Island. In addition, the TSE has given its conditional approval to the issuance by Hub of convertible debentures to Fairfax Financial Holdings Limited ("Fairfax") and shares to Bruce D. Guthart, as well as the listing of these shares (including those underlying the debentures) on the TSE. See "The Merger - Interests of Certain Directors and Executive Officers of Kaye in the Merger - Guthart Investment in Hub Shares" and "The Merger -- Regulatory Filings and Approvals."

o        QUESTIONS

         If you have any questions about the Merger or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact Ivy S. Fischer, the Secretary of Kaye, at (212) 338-2616.


                     QUESTIONS AND ANSWERS ABOUT THE MERGER


Q:  WHY ARE HUB AND KAYE PROPOSING THE MERGER?

A: Hub and Kaye believe that the Merger will offer more opportunities for growth through acquisitions and a larger market presence. To review the reasons for the Merger in greater detail, see "The Merger -- Recommendation of the Board and Reasons for the Merger."

Q:  WHAT CORPORATE ENTITIES ARE INVOLVED IN THE MERGER?

A: In the Merger, a wholly-owned subsidiary of Hub will merge with and into Kaye. Kaye will be the surviving corporation and will continue as a wholly-owned subsidiary of Hub.

Q:  WHAT WILL I RECEIVE IN THE MERGER?

A: For each share of common stock, Kaye stockholders will receive $14 in cash (without interest). See "The Merger-- Terms of the Merger Agreement-- General."

Q: WHY IS KAYE'S BOARD OF DIRECTORS RECOMMENDING THAT I VOTE FOR APPROVAL OF THE MERGER AGREEMENT?

A: The Board has determined that the Merger is fair to, and in the best interests of, Kaye's stockholders. In reaching its decision, the Board considered a number of factors. See "The Merger -- Recommendation of the Board and Reasons for the Merger" and "The Merger -- Opinion of Financial Advisor."

Q:  WHAT STOCKHOLDER VOTE IS NEED TO APPROVE THE MERGER?

A: Approval and adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding Shares of Kaye. Holders of approximately 55% of the outstanding shares entitled to vote have agreed in writing to vote in favor of the Merger and have granted Hub options to purchase their shares. See "Voting and Proxies - Voting Agreements."


Q:  WHEN AND WHERE IS THE KAYE SPECIAL MEETING?

A: The Kaye Special Meeting will take place on [DAY OF THE WEEK], [MONTH] [DATE], 2001 at [TIME], in the Third Floor Boardroom of Kaye's offices located at 122 East 42nd Street, Third Floor, New York, New York 10168.

Q:  WHO MAY VOTE AT THE SPECIAL MEETING?

A: All holders of record of Kaye common stock as of the close of business on ____ __, 2001 may vote. Each such holder is entitled to one vote per share.

Q: WHAT HAPPENS IF I DO NOT VOTE?

A: Since the affirmative vote of the holders of a majority of the outstanding Shares is required to approve the Merger Agreement and the Merger, a failure to vote will have the same effect as a vote "against" the Merger.

Q: DOES THE CONSUMMATION OF THE MERGER REQUIRE THE APPROVAL OF HUB'S
SHAREHOLDERS?

A: No. The approval of Hub shareholders is not required to consummate the Merger.

Q:  WHAT ELSE WILL HAPPEN AT THE SPECIAL MEETING?

A: Kaye's management does not know of any matter to be presented at the Special Meeting other than what is contained in this Proxy Statement and the Notice accompanying this Proxy Statement. If other matters should properly come before the Special Meeting, the proxy holders will vote on such matters in accordance with their best judgment.

Q: WHAT DO I NEED TO DO IF I AM NOT PLANNING TO ATTEND THE KAYE SPECIAL MEETING?

A: After you carefully read this document, please indicate on your proxy card how you want to vote. Sign and mail the proxy card in the enclosed return envelope as soon as possible, so that your shares may be represented at the Special Meeting.

Q: IF MY BROKER HOLDS MY SHARES IN "STREET NAME", WILL MY BROKER VOTE MY SHARES FOR ME?

A:  Your broker will vote your shares only if you direct him or her to do so.

Q: WHAT DO I DO IF I WANT TO CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A: You may revoke or change your proxy at any time prior to its use at the Special Meeting by giving Kaye a new proxy, a written direction to revoke your proxy, or attending the Special Meeting and voting in person.

Q: WHAT HAPPENS IF THE MERGER IS NOT COMPLETED?

A: It is possible the Merger will not be completed. That might happen if certain conditions are not satisfied. See "The Merger -- Terms of the Merger Agreement -- Conditions to the Merger." Should the Merger not be completed, none of Hub, Kaye or any other person is under any obligation to make or consider any alternative proposal regarding the acquisition of Kaye.

         As noted above, holders of approximately 55% of the outstanding shares entitled to vote have agreed in writing to vote in favor of the Merger and have granted Hub options to purchase their shares, subject to certain conditions. If Hub exercises its option, Kaye would become an approximately 55% owned subsidiary of Hub. See "Voting and Proxies - Voting Agreements." If Hub does not exercise its option, it is possible that Kaye would continue indefinitely as an independent company.

Q:  HOW DO I GET THE CASH IN EXCHANGE FOR MY SHARES OF KAYE COMMON STOCK?

A: After we complete the Merger, Hub will send Kaye stockholders written instructions for surrendering their shares. If you hold Kaye shares in physical form, you should not send in your stock certificates now.

Q: HOW WILL THE MERGER AFFECT HOLDERS OF OPTIONS TO ACQUIRE KAYE COMMON STOCK OR HOLDERS OF KAYE PERFORMANCE STOCK?

A: Kaye will distribute cash to holders of outstanding stock options. The amount of cash will be determined as provided in the Merger Agreement. In addition, Hub will deposit into an escrow account sufficient funds to pay holders of vested shares granted pursuant to Kaye's Stock Performance Plan an amount of cash equal to $14 per Performance Stock Share. This amount will be payable to such holders on the first anniversary of the Merger or upon the occurrence of certain events described in the Merger Agreement. No vote of Kaye stockholders is required, or is being requested, in connection with these payments. See "The Merger - Terms of the Merger Agreement -Stock Options" and "The Merger - Terms of the Merger Agreement - Restricted Stock."

Q:  WHAT ARE THE TAX CONSEQUENCES TO STOCKHOLDERS IN THE MERGER?

A: In general, the receipt of cash by a Kaye stockholder pursuant to the Merger or the exercise of appraisal rights will be taxable events for such stockholder for federal income tax purposes. They may also be taxable events under applicable local, state and foreign tax laws. The tax consequences for a particular stockholder will depend upon the facts and circumstances applicable to such stockholder. Accordingly, each stockholder should consult his or her own tax advisor with respect to the federal, state, local or foreign tax consequences of the Merger.

Q:  WHEN DO YOU EXPECT TO COMPLETE THE MERGER?

A: The Merger cannot be completed until certain conditions have been satisfied. See "The Merger - Terms of the Merger Agreement - Conditions to the Merger."

Q:  WILL I GET APPRAISAL RIGHTS IN THE MERGER?

A: Yes. Under Delaware General Corporation Law, Kaye stockholders are entitled to appraisal rights. Any Kaye stockholder who wants to exercise appraisal rights must strictly comply with the rules governing the exercise of appraisal rights or lose those appraisal rights. We describe the procedures for exercising appraisal rights in this Proxy Statement and we attach the provisions of Delaware law that govern appraisal rights as Annex C. See "The Merger -- Rights of Dissenting Stockholders."

Q:  ARE ANY REGULATORY APPROVALS REQUIRED IN CONNECTION WITH THE MERGER?

A: Yes. Kaye and Hub must receive certain regulatory approvals. Early termination of the applicable waiting period under the HSR Act was granted effective February 13, 2001. The Merger is also subject to the review and approval of the insurance regulatory authorities of Rhode Island. Hub has caused a Form A to be filed with the insurance regulatory authorities of Rhode Island. In addition, the TSE has given its conditional approval to the issuance by Hub of convertible debentures to Fairfax and shares to Bruce D. Guthart, as well as the listing of these shares (including those underlying the debentures) on the TSE. See "The Merger - Interests of Certain Directors and Executive Officers of Kaye in the Merger - Guthart Investment in Hub Shares" and "The Merger -- Regulatory Filings and Approvals."

Q: WHERE CAN I FIND OUT MORE INFORMATION ABOUT KAYE?

A: You can find more information about Kaye from various sources described under "Available Information".

Q:  WHO CAN ANSWER MY QUESTIONS?

A: If you have any questions about the Merger or if you need additional copies of this Proxy Statement or the enclosed proxy card, you should contact Ivy S. Fischer, the Secretary of Kaye, at (212) 338-2616.

                                     SUMMARY

                  The following summary is intended to highlight certain information included elsewhere in this Proxy Statement. This summary does not purport to be complete and is qualified in its entirety by the more detailed information contained elsewhere in this Proxy Statement, the Annexes hereto and other documents referred to and incorporated by reference herein. Unless defined herein, capitalized terms used in this summary have the meanings ascribed to them elsewhere in this Proxy Statement. STOCKHOLDERS ARE URGED TO READ THIS PROXY STATEMENT, THE ANNEXES HERETO AND THE DOCUMENTS REFERRED TO HEREIN IN THEIR ENTIRETY.

PARTIES TO THE MERGER

         The parties to the Merger Agreement are Kaye, Hub and 416 Acquisition, Inc., a newly formed, wholly owned subsidiary of Hub (the "Hub Subsidiary").

         Kaye
         ----

         Kaye, through its subsidiaries, provides a broad range of property, casualty, life and health, and employee benefits products, and is also engaged in underwriting and related activities. Kaye conducts its business from offices located in New York, New York, Arcadia, California, Westport, Connecticut, Woodbury, New York and Warwick, Rhode Island.

           Kaye operates in two insurance business segments: (i) the Insurance Brokerage Companies Operations, comprised of the Retail Brokerage Business and the Program Brokerage Business; and (ii) the Property and Casualty Companies Operations ("Property and Casualty Companies" or "Insurance"), comprised of the Insurance Companies and Claims Administration Corporation ("CAC").

         The Insurance Brokerage Companies derive their revenue principally from commissions associated with the placement of insurance coverage for corporate clients. These commissions are paid by the insurance carriers and are usually a fixed percentage of the total premiums. Certain of these commissions are contingent upon the level of volume and profitability of the related coverage to the insurance companies. There is normally a lag between receipt of funds from the insured and payment to the insurance company. Investment of these funds over this period generates additional revenue in the form of interest income.

         The Insurance Companies underwrite property and casualty risks for insureds in the United States; such policies are sold principally through specially designed alternative distribution programs, covering various types of businesses and properties which have similar risk characteristics. The Insurance Companies generally underwrite the first layer of insurance under the programs and unaffiliated program insurers provide coverage for losses above the first layer of risk. Substantially all of the Insurance business revenues are derived from premiums on this business, plus the investment income generated by the investment portfolio of the Insurance business.

         Hub
         ---

         Hub is an international insurance brokerage which, through its subsidiaries, provides a broad variety of property, casualty, life and health, employee benefits, investment and risk management products. Hub conducts its business from offices located in Canada in the provinces of British Columbia, Alberta, Ontario, Quebec and New Brunswick, and in the United States in Chicago, Illinois and near Boston, Massachusetts. Hub's principal executive offices are located at 214 King Street West, Suite 314, Toronto, Ontario, Canada M5H 3S6, telephone number: (800) 387-2948.

         The Hub Subsidiary
         ------------------

         The Hub Subsidiary is a wholly-owned subsidiary of Hub recently formed solely to facilitate Hub's acquisition of Kaye. The Merger Agreement provides that the Hub Subsidiary will not engage in any business activities other than of an organizational nature and as required by the Merger Agreement prior to consummation of the Merger.


THE SPECIAL MEETING

         The Special Meeting will be held on [______________, ______ __,] 2001, in the Third Floor Boardroom of Kaye's offices located at 122 East 42nd Street, Third Floor, New York, New York 10168, at ____ a.m., local time. The Board of Directors has fixed the close of business on ________ as the record date (the "Record Date") for the determination of the stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Only holders of record of Shares at the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting.

         The purpose of the Special Meeting is (i) to consider and vote upon a proposal to approve and adopt the Merger Agreement, pursuant to which, upon the terms and subject to the conditions of the Merger Agreement, (a) the Hub Subsidiary will be merged with and into Kaye, with Kaye being the surviving corporation and a wholly-owned subsidiary of Hub (Kaye is thus sometimes referred to as the "Surviving Corporation"); and (b) each Share outstanding at the effective time of the Merger (other than Shares held by Kaye or its subsidiaries, Hub or the Hub Subsidiary, or stockholders who perfect their statutory appraisal rights under Delaware law) will be converted into the right to receive $14 in cash, without interest thereon; and (ii) to transact such other business as may properly come before the Special Meeting.

VOTE REQUIRED

         The presence, in person or by proxy, of the holders of a majority of the outstanding Shares entitled to vote, represented in person or by proxy, is necessary to constitute a quorum at the Special Meeting. Holders of Shares on the Record Date are entitled to one vote per Share, exercisable in person or by a properly executed proxy, at the Special Meeting with respect to all matters to be acted upon. Under applicable law, the affirmative vote of the holders of a majority of the Shares outstanding on the Record Date is required to approve and adopt the Merger Agreement. As of the Record Date, ________ Shares, held by ______ holders of record, were issued and outstanding and entitled to vote at the Special Meeting. Stockholders holding in the aggregate 4,668,420 Shares (representing approximately 55% of the Shares outstanding on the Record Date) have entered into agreements with Hub to vote in favor of the approval and adoption of the Merger Agreement. Accordingly, even if no other stockholder of Kaye votes in favor of approving the Merger Agreement, the Merger Agreement will be approved. See "The Stock Option and Voting Agreements." All Shares represented by properly executed proxies will be voted in accordance with the specifications on the enclosed proxy. If no such specifications are made, proxies will be voted FOR approval and adoption of the Merger Agreement.


THE STOCK OPTION AND VOTING AGREEMENTS

         Michel Zaleski, Ned L. Sherwood, Woodbourne Partners, LP, ZS Pubco I, LP and Kaye Investments, LP (the "Participating Stockholders") have each entered into a Stock Option and Voting Agreement dated as of January 19, 2001 (the "Stock Option and Voting Agreement") with Hub. Each of the Stock Option and Voting Agreements gives Hub a right (a "Hub Option" or "Hub Options") to purchase the Shares owned by the Participating Stockholder who or which is a party thereto for a price equal to the Merger Consideration or 50% of any increase above such amount received by the stockholders of Kaye. The Stock Option and Voting Agreements also provide that the Participating Stockholders will vote their Shares in favor of the Merger Agreement and against any other business combination involving Kaye. See "Voting and Proxies - Voting Agreements" for additional information. ___ We have attached a form of the Stock Option and Voting Agreement as Annex D. You are urged to read the full text of the form of the Stock Option and Voting Agreement.

RECOMMENDATION OF THE BOARD AND REASONS FOR THE MERGER

         On January 18, 2001, the Board of Directors approved the Merger Agreement, authorized its execution and delivery, determined that the Merger is fair to, and in the best interests of, Kaye's stockholders and recommended that Kaye's stockholders vote FOR the approval and adoption of the Merger Agreement. The Board, in reaching its decisions, considered a number of factors. See "The Merger -- Recommendation of the Board and Reasons for the Merger" and "-- Opinion of Financial Advisor."

OPINION OF FINANCIAL ADVISOR

         At the direction of the Board of Directors, Kaye retained Fox-Pitt, Kelton Inc. to provide financial advice to the Board. On January 18, 2001, Fox-Pitt, Kelton Inc. delivered its written opinion to the Board to the effect that, as of January 18, 2001, and based on the assumptions made, matters considered and limits of the review undertaken, as described in that opinion, the Merger Consideration is fair to Kaye's stockholders from a financial point of view. A copy of Fox-Pitt, Kelton Inc.'s opinion is attached to this Proxy Statement as Annex B. Stockholders are urged to read this opinion in its entirety and consider the assumptions made, matters considered, procedures followed and scope of review by Fox-Pitt, Kelton Inc. in rendering its opinion. See "The Merger -- Opinion of Financial Advisor."

INTERESTS OF CERTAIN DIRECTORS AND EXECUTIVE OFFICERS OF KAYE IN THE MERGER

         In considering the recommendations of the Board of Directors, stockholders should be aware that certain executive officers of Kaye or members of Kaye's Board of Directors have certain interests in the Merger that are in addition to the interests of Kaye's stockholders generally and which may present them with potential conflicts of interest in connection with the Merger. See "The Merger -- Interests of Certain Directors and Executive Officers of Kaye in the Merger."

EFFECTIVE TIME

         The Effective Time will be upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware (or at such later date or time as is specified in the Certificate of Merger) in accordance with the DGCL. The Merger Agreement provides that such filing will be made no later than the second business day after satisfaction or waiver of the conditions set forth in the Merger Agreement unless another time is agreed to by the parties. See "The Merger -- Terms of the Merger Agreement -- Conditions to the Merger."

SURRENDER OF STOCK CERTIFICATES; PAYMENT FOR SHARES

         Promptly after the Effective Time, a letter of transmittal containing instructions with respect to the surrender of certificates previously representing Shares will be furnished to each record holder of Shares. The letter of transmittal will set forth the procedure for surrendering such certificates for surrender to ___________, as the exchange agent (the "Exchange Agent"). In order to receive the Merger Consideration to which a holder of Shares will be entitled as a result of the Merger, such holder will be required, following the Effective Time, to surrender such holder's stock certificate(s), together with the letter of transmittal, duly executed and completed in accordance with the instructions thereto (and any other required documents), to the Exchange Agent. STOCKHOLDERS SHOULD SURRENDER CERTIFICATES REPRESENTING SHARES ONLY WITH A LETTER OF TRANSMITTAL. STOCKHOLDERS SHOULD NOT SEND ANY STOCK CERTIFICATES WITH THE ENCLOSED PROXY CARD. Thereafter, the stockholder shall receive as promptly as practicable in exchange therefor the Merger Consideration. ___ See "The Merger -- Payment for Shares and Surrender of Stock Certificates."

CONDITIONS TO THE MERGER

         The respective obligations of Hub and the Hub Subsidiary, on the one hand, and Kaye, on the other, to consummate the Merger are subject to the satisfaction or waiver of certain conditions, including the receipt of requisite stockholder approval, the absence of any injunction or other legal restraint preventing the consummation of the Merger, and the approval of the insurance regulatory authorities of Rhode Island. The obligations of Hub and the Hub Subsidiary to consummate the Merger are subject to the satisfaction or waiver of certain additional conditions, including (i) the accuracy of the representations and warranties of Kaye set forth in the Merger Agreement, including the representation concerning the absence, since September 30, 2000, of any circumstance, event or occurrence that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on Kaye, (ii) the performance of or compliance with the agreements and covenants of Kaye set forth in the Merger Agreement, (iii) the execution of an employment agreement between Bruce D. Guthart and Kaye in the form annexed to this Proxy Statement as Annex E, and (iv) the delivery by Kaye to Hub of a waiver executed by SRW, Amsco and DSI. The obligation of Kaye to consummate the Merger is subject to the satisfaction or waiver of certain additional conditions, including (i) the accuracy of the representations and warranties of Hub and the Hub Subsidiary set forth in the Merger Agreement, (ii) the performance of or compliance with the agreements and covenants of Hub and the Hub Subsidiary set forth in the Merger Agreement, and (iii) the condition that Fairfax and its affiliates shall not have sold or otherwise disposed of such number of common shares of Hub to cause it or they, at the date of the closing of the Merger, to beneficially own less than 30% of the outstanding common shares of Hub and to no longer beneficially own more common shares of Hub than any other shareholder of Hub. The Merger Agreement also contains certain terms and conditions relating to the issuance of convertible debentures by Hub to stockholders of Kaye as a portion of the Merger Consideration. Since Hub elected, as of April 20, 2001, that the Merger Consideration will consist solely of cash, such conditions are no longer applicable. See "The Merger -- Terms of the Merger Agreement -- Conditions to the Merger."

NO SOLICITATION OR NEGOTIATION; FIDUCIARY DUTIES

         During the period from the date of the Merger Agreement to the Effective Time, Kaye has agreed not to (i) solicit, initiate or encourage the submission of any Acquisition Proposal (as defined in the Merger Agreement) or
(ii) participate in discussions or negotiations or otherwise cooperate with any unsolicited proposal that constitutes or may lead to an Acquisition Proposal, except as required by the fiduciary duties of the Board of Directors after (a) having received advice from outside legal counsel, (b) giving prior notice to Hub and the Hub Subsidiary and (c) entering into a customary confidentiality agreement on terms no less favorable to Kaye than those contained in Kaye's confidentiality agreement with Hub. See "The Merger -- Terms of the Merger Agreement -- No Solicitation or Negotiation."

TERMINATION; FEES AND EXPENSES

         The Merger Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time upon certain circumstances, including the breach of any representation or covenant of a party set forth in the Merger Agreement, the failure to obtain necessary approvals, or if the Effective Time does not occur by December 31, 2001. In addition, Hub may terminate the Merger Agreement if (a) the Board of Directors of Kaye withdraws or modifies its recommendation and approval of the Merger Agreement or the Merger, (b) the Board of Directors of Kaye recommends the approval or acceptance of, or enters into a letter of intent with respect to, an Acquisition Proposal (as defined in the Merger Agreement); (c) the management of Kaye fails to certify that the Board of Directors of Kaye has not withdrawn, modified or changed its recommendation in favor of the approval of the Merger Agreement and the Merger within five business days after such certification is requested by Hub, (d) a tender offer or exchange offer for 30% or more of the outstanding shares of stock of Kaye is commenced and, within five business days after such offer is commenced, the Board of Directors of Kaye fails to recommend against acceptance of such tender offer or exchange offer by its stockholders (including by taking no position with respect to the acceptance of such tender offer or exchange offer by its stockholders), (e) this Special Meeting is not held within 45 days of the date of the filing of a definitive version of this Proxy Statement with the Securities and Exchange Commission (the "SEC"), or (f) Kaye breaches its non-solicitation or non-negotiation obligations set forth in the Merger Agreement. See "The Merger - Terms of the Merger Agreement -Termination."

         In certain circumstances, upon the termination of the Merger Agreement, Kaye will be obligated to pay to Hub an amount equal to $3,855,000 (the "Fee") plus all out-of-pocket fees and expenses incurred by Hub in connection with the Merger Agreement, up to a maximum amount of $1,000,000. If the Merger Agreement is terminated for any reason and a party is in material breach of its material covenants and agreements or is in material breach of its representations, such party will be obligated to reimburse the other (and their respective stockholders and affiliates) for all such expenses incurred or accrued in connection with the Merger, whether or not the Fee is paid. See "The Merger -- Terms of the Merger Agreement -- Termination" and -- "Fees and Expenses."

KAYE STOCK OPTIONS

         As of the date hereof, there are 1,117,610 outstanding Kaye Stock Options at a weighted average exercise price of $6.80 per share. All Kaye Stock Options outstanding at the Effective Time and issued under the Kaye Stock Option Plan will become vested (i.e., each Kaye Stock Option shall become fully exercisable as to all shares of common stock of Kaye covered thereby and as to which such Kaye Stock Option has not been previously exercised) and, immediately prior to the Effective Time, Kaye will pay each holder of a Kaye Stock Option (an "Optionee"), in settlement and cancellation thereof, an amount of cash equal to the product of (A) the difference between $14 and the exercise price per share of each such Kaye Stock Option, and (B) the number of shares of Kaye common stock covered by such Kaye Stock Option, less applicable withholding taxes. Simultaneously with the Merger, the Kaye Stock Option Plan and each outstanding Kaye Stock Option will be terminated. See "The Merger -- Terms of the Merger Agreement -- Stock Options."

         The following executive officers and directors of Kaye hold Kaye Stock Options for the following number of Shares set opposite their respective names:

                   Name                                            Shares
                   ----                                            ------

                   Robert Barbanell                                30,000

                   Richard Butler                                  35,000

                   Elliot Cooperstone                              20,000

                   Daniel Ezekiel                                  35,000

                   Lawrence Greenfield                             22,500

                   Bruce D. Guthart                               487,500

                   Howard Kaye                                     22,500

                   Michael P. Sabanos                             110,000

                   Marc I. Cohen                                  105,000

                   Robert N. Munao                                 10,000

                   TOTAL                                          812,500

RESTRICTED STOCK

         Pursuant to the Merger Agreement, each holder (a "Performance Stock Holder") of shares of common stock of Kaye granted pursuant to Kaye's Stock Performance Plan prior to January 19, 2001 (each a "Performance Stock Share"), which Performance Stock Share is (i) outstanding immediately prior to the Effective Time and (ii) either (x) has vested pursuant to, and in accordance with, the terms of the Performance Stock Plan or (y) will as a result of the Merger become vested pursuant to, and in accordance with, the Performance Stock Plan, will be canceled and such Performance Stock Holder will be entitled to a right (a "Vested Share Right") to receive in full payment therefor and settlement thereof an amount of cash equal to $14 per Performance Stock Share without interest thereon (the "Performance Share Consideration"), less applicable withholding taxes. As of the date hereof, there are 174,657 Performance Stock Shares that are expected to vest as a result of the Merger. Simultaneously with the Merger, the Performance Stock Plan will be terminated and each Performance Stock Share outstanding and vested will be canceled and retired and will cease to exist, and each holder of a certificate representing any such Performance Stock Shares will cease to have any rights with respect thereto (except as summarized herein and more fully described in the Merger Agreement).

         The Performance Share Consideration will be paid to each "One-Year Qualified Holder" (as defined in the Merger Agreement) promptly upon the first anniversary of the Merger (or, as promptly as practicable) if such holder's employment with Kaye, Hub or any of their direct or indirect subsidiaries, is terminated by such holder's employer "Without Cause" (as defined in the Merger Agreement), by such holder for "Good Reason" (as defined in the Merger Agreement), or as a result of such holder's death.

RIGHTS OF DISSENTING STOCKHOLDERS

         Under Delaware law, stockholders who do not vote in favor of the Merger and who file demands for appraisal prior to the stockholder vote on the Merger Agreement ("Dissenting Stockholders") have the right to obtain, upon the consummation of the Merger, a cash payment for the "fair value" of their Shares (excluding any element of value arising from the accomplishment or expectation of the Merger). In order to exercise such rights, a stockholder must comply with all of the procedural requirements of Section 262 ("Section 262") of the DGCL, a description of which is provided in "The Merger -- Rights of Dissenting Stockholders" herein and the full text of which is attached to this Proxy Statement as Annex C. Such "fair value" would be determined in judicial proceedings, the result of which cannot be predicted. Failure to take any of the steps required under Section 262 may result in a loss of such dissenters' rights. See "The Merger -- Rights of Dissenting Stockholders."

CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         In general, the receipt of cash by a stockholder pursuant to the Merger or the exercise of appraisal rights will be taxable events for such stockholder for federal income tax purposes and may also be taxable events under applicable local, state and foreign tax laws. The tax consequences for a particular stockholder will depend upon the facts and circumstances applicable to such stockholder. Accordingly, each stockholder should consult his or her own tax advisor with respect to the federal, state, local or foreign tax consequences of the Merger. See "The Merger -- Federal Income Tax Consequences."

SELECTED CONSOLIDATED FINANCIAL INFORMATION OF KAYE

         The following table presents certain selected consolidated financial information for Kaye as of and for the years ended December 31, 1996, December 31, 1997, December 31, 1998, December 31, 1999 and December 31, 2000. The
selected financial information has been derived from the consolidated financial statements of Kaye and should be read in conjunction with such financial statements and the notes thereto. Kaye's audited financial statements are incorporated by reference in this Proxy Statement from Kaye's Annual Report on Form 10-K for the year ended December 31, 2000. See "Incorporation of Certain Documents By Reference."


                                                                            As of and for the years ended December 31,
                                             ------------------------------------------------------------------------------------
                                                        2000             1999             1998              1997             1996
                                                        ----             ----             ----              ----             ----
                                                               (in thousands, except per share data and ratios)
Statement of Income Data:
Operating revenues                                  $ 73,021          $64,231         $ 60,191          $ 55,309         $ 51,339
Net investment income                                  4,573            4,529            4,735             4,312            3,576
Net realized gains (losses) on investments               804              (16)              85                21               72
                                                     -------         -------           -------           -------          -------

Total revenue                                       $ 78,398          $68,744         $ 65,011          $ 59,642         $ 54,987
                                                    --------          -------         --------          --------         --------

EBITA (1)                                           $ 15,894          $12,915         $ 11,725          $  9,010           $6,764

Net income                                            $9,404          $ 7,504           $7,282          $  4,357           $3,071

Earnings per share:
         Basic                                        $ 1.11          $  0.89           $ 0.86            $ 0.62           $ 0.44
         Diluted                                      $ 1.09          $  0.87           $ 0.85            $ 0.62           $ 0.44
---------------------------------------------------------------------------------------------------------------------------------

         Weighted average of shares
         outstanding - basic                           8,470            8,460            8,474             7,024            7,020

         Weighted average of shares and
         share equivalents outstanding -
         diluted                                       8,613            8,630            8,593             7,083            7,021

Balance Sheet data:

Total assets                                        $173,011        $ 149,212         $160,583          $133,210         $151,288
Long-term debt (2)                                     1,048            2,911            4,672             5,810           12,787
Stockholders' equity                                  56,042           47,251           41,769            35,168           24,984
Net book value per share (3)                            6.61             5.59             4.93              4.15             3.56
Cash dividends per share                                0.10             0.10             0.10              0.10             0.10

GAAP operating data:

Loss ratio                                             40.2%            36.4%            34.4%             38.2%            36.4%
Expense ratio                                          41.4%            41.8%            39.3%             41.0%            42.5%
Combined ratio                                         81.6%            78.2%            73.7%             79.2%            78.9%

Statutory operating data (4):

Net underwriting gain                                 $6,854          $ 6,603           $6,925            $5,890           $4,455
Policyholders' surplus                                35,309           32,514           29,286            25,566           25,485

Loss ratio                                             37.5%            33.2%            33.1%             36.6%            34.1%
Expense ratio                                          40.6%            40.6%            39.1%             38.6%            40.0%
Combined ratio                                         78.1%            73.8%            72.2%             75.2%            74.1%

(1)      Earnings before interest, taxes and intangible amortization.

(2)      Excludes that portion of long-term debt maturing in less than one year.

(3) Based upon 8,481,481 shares outstanding at December 31, 2000, 8,458,295 shares outstanding at December 31, 1999 and 8,474,435 shares outstanding at December 31, 1998 and 1997 and 7,020,000 shares outstanding at December 31, 1996.

(4) Based upon statutory accounting practices and derived from the statutory financial statements of the Insurance Companies, which excludes the effects of CAC.

(5) Certain information prior to 1998 has been reclassified to conform with the 1998 and forward year presentation.

RECENT MARKET PRICES OF, AND DIVIDENDS ON, KAYE COMMON STOCK

         Kaye's Shares are traded on the NMS under the trading symbol KAYE. The following table sets forth the closing high and low prices for the Common Stock as reported on the NMS for the indicated periods and the dividends paid per share during such periods. On ________, 2001 the number of holders of record of the Shares was ___.

                                                           Price Range
                                                           -----------
                                                                                 Dividends Paid
                                                 High                Low              Per Share
                                                 ----                ---              ---------
2001:
First Quarter                               $    13.250      $       7.500     $      .025 cash
Second Quarter (through ___, 2001)

2000:
First Quarter                               $    11.875      $       5.250     $      .025 cash
Second Quarter                                    7.938              5.000            .025 cash
Third Quarter                                    10.000              5.250            .025 cash
Fourth Quarter                                    9.156              5.563            .025 cash

1999:
First Quarter                               $     7.875      $       7.125     $      .025 cash
Second Quarter                                    8.375              6.750            .025 cash
Third Quarter                                     9.438              7.000            .025 cash
Fourth Quarter                                    9.000              7.250            .025 cash

         On January 19, 2001, the last trading day prior to the public announcement that Kaye, Hub and the Hub Subsidiary had executed the Merger Agreement, which was the first public announcement of the proposed Merger, the last reported sale price of Kaye's Shares as reported on the NMS was $7.875 per Share. On ________ __, 2001, the last trading day prior to the date of this Proxy Statement, the last reported sale price of the Shares as reported on the NMS was $ ___ per Share.


            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

         This Proxy Statement, the documents incorporated by reference, and any other written or oral statements made by or on behalf of Kaye may include forward-looking statements that reflect Kaye's current views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements.

         These uncertainties and other factors (which are described in more detail elsewhere in documents filed by Kaye with the SEC) include, but are not limited to:

o uncertainties relating to general economic conditions, cyclical industry, business and social conditions;

o volatile and unpredictable developments (including storms and catastrophes);

o        the legal environment;

o        the uncertainties of the loss reserving process;

o        developments in the insurance brokerage market;

o        the timing and success of any material corporate transaction;

o the level of competition Kaye experiences in its businesses and its effect on pricing; and

o        uncertainties relating to government and regulatory policies;

         The words "believe", "expect", "anticipate", "project", "plan", and similar expressions identify forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

                               VOTING AND PROXIES

PURPOSE, RECORD DATE AND VOTING

         The Special Meeting will be held on [______________, ______ __,] 2001, in the Third Floor Boardroom of Kaye's offices located at 122 East 42nd Street, Third Floor, New York, New York 10168 at ____ a.m., local time.

         The purpose of the Special Meeting is to consider and vote upon a proposal to approve and adopt the Merger Agreement. As a result of the Merger, all stockholders of Kaye will cease to have an equity interest in, or possess any rights as stockholders of, Kaye. See "The Merger."

         The presence, in person or by proxy, of the holders of a majority of the outstanding Shares entitled to vote at the Special Meeting is necessary to constitute a quorum. Holders of Shares on the Record Date are entitled to one vote per Share, exercisable in person or by a properly executed proxy, at the Special Meeting with respect to all matters to be voted upon. Under applicable law, the affirmative vote of the holders of a majority of the Shares outstanding on the Record Date is required to approve and adopt the Merger Agreement.

         The Board of Directors of Kaye has set the close of business on _________ , 2001 as the Record Date for the determination of stockholders of Kaye entitled to notice of and to vote at the Special Meeting. As of __________, there were issued and outstanding ________ Shares held by ___ stockholders of record. Stockholders holding in the aggregate approximately 55% of the Shares outstanding on the Record Date have entered into agreements with Hub to vote in favor of the approval of and adoption of the Merger Agreement. See "Voting and Proxies -- Voting Agreements."

PROXY INFORMATION

         All Shares represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting, unless such proxies previously have been revoked, will be voted at the Special Meeting in accordance with the specifications in the proxies. If no such specifications are made, the proxies will be voted FOR approval and adoption of the Merger Agreement.

         Any person giving a proxy has the power to revoke it at any time before its exercise. A proxy may be revoked by filing with the Secretary of Kaye, at Kaye's principal executive office as set forth above, an instrument of revocation or a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. Subject to any such revocation, all Shares represented by properly executed proxies will be voted in accordance with specifications on the enclosed proxy. If no such specifications are made, proxies will be voted FOR approval and adoption of the Merger Agreement. Management does not know of any matter to be presented at the Special Meeting other than that set forth in this Proxy Statement and the Notice accompanying this Proxy Statement. If other matters should properly come before the Special Meeting, the proxy holders will vote on such matters in accordance with their best judgment. Shares represented at the Special Meeting by a properly executed, dated and returned proxy will be treated as present at the Special Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Proxies relating to Shares held in "street name" that are voted by brokers will be counted as Shares present for purposes of determining the presence of a quorum, but will not be treated as Shares having voted at the Special Meeting as to the Merger Agreement and the Merger if authority to vote is withheld by the broker. Abstentions will also be recorded as such. In light of the treatment of abstentions and broker non-votes and the fact that the affirmative votes required to authorize and adopt the Merger Agreement and the Merger are stated percentages of the total number of outstanding Shares on the Record Date, abstentions and broker non-votes will have the same effect as votes against the authorization and adoption of the Merger Agreement and the Merger.

         The cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by Kaye, except that Kaye and Hub will each pay one-half of all expenses relating to the printing and filing of this Proxy Statement, including all SEC and other regulatory filing fees incurred in connection with this Proxy Statement. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and such persons will be reimbursed for their expenses by Kaye. Proxies may also be solicited by directors, officers or regular employees of Kaye in person or by telephone, telegram or other means. No additional compensation will be paid to such individuals for these services.

VOTING AGREEMENTS

         Each of the Participating Stockholders has entered into a Stock Option and Voting Agreement with Hub. Each of the Stock Option and Voting Agreements gives Hub a Hub Option to purchase the Shares owned by the Participating Stockholder who or which is a party thereto. The Stock Option and Voting Agreements also provide that the Participating Stockholders will vote their Shares in favor of the Merger Agreement and against any other business combination involving Kaye.

         We have attached a form of the Stock Option and Voting Agreement as Annex D.

         The following is a summary of the form of Stock Option and Voting Agreement. You are urged to read the full text of the form of the Stock Option and Voting Agreement.

         Exercise of Options. The Hub Options may be exercised by Hub under the following circumstances:

         (1) at any time prior to 5:00 p.m. (Toronto time) on the seventh calendar day following the termination of the Merger Agreement; or

         (2) if, prior to the termination of the Merger Agreement, there shall have been an announcement or notice of a "Superior Proposal" (as defined in the Merger Agreement) and the Merger Agreement is terminated, at any time prior to 5:00 p.m. (Toronto time) on the seventh calendar day following such termination. Alternatively, Hub may elect to receive 50% of the proceeds received by the Participating Stockholder from the sale of the Shares that are subject to the Stock Option and Voting Agreement at a price in excess of $14 per Share.

         Hub, however, may not exercise the Hub Options if Kaye has terminated the Merger Agreement after it has given notice to Hub that Hub has breached the Merger Agreement.

         The purchase price of Shares as to which Hub exercises the Hub Option is an amount equal to the Merger Consideration. If, however, after Hub exercises the Hub Option, an acquisition of Kaye's common stock or all or any substantial part of Kaye's assets or business is consummated by Hub or any of its affiliates, then Hub shall distribute to each Participating Stockholder 50% of the consideration per Share in excess of $14 that would have been paid to the Participating Stockholder if the Hub Option was not exercised. If Hub exercises the Hub Option and disposes of the Shares acquired pursuant thereto as a result of a Superior Proposal,

Hub shall distribute to each Participating Stockholder securities or cash with a value per Share equal to 50% of the cash or securities (net of expenses and transfer taxes) in excess of $14 per Share owned by such Participating Stockholder which was subject to a Hub Option and received by Hub under such Superior Proposal.

         Covenants of Participating Stockholders. While the Stock Option and Voting Agreements are in effect, each of the Participating Stockholders has agreed to the following:

         (1) except as permitted under "Transfer of Shares" below, he or it will not (i) sell, transfer, tender, assign, contribute to the capital of any entity, hypothecate or otherwise dispose of, grant a proxy or power of attorney with respect to, deposit into any voting trust, or create or permit to exist any security interest, lien, claim, pledge, option, right of first refusal, agreement, limitation on his or its voting rights, charge or other encumbrance of any nature whatsoever with respect to, any of the Shares (or agree or consent to, or offer to do, any of the foregoing), (ii) take any action that would have the effect of preventing or disabling him or it from performing his or its obligations under the Stock Option and Voting Agreements, or (iii) directly or indirectly, initiate, solicit or encourage any person to take actions that could reasonably be expected to lead to the occurrence of any of the foregoing;

         (2) he or it will not and will not allow any of his or its related or subsidiary companies and trusts, partners, management, shareholders or trustees, except in dealing with Hub and the Hub Subsidiary or otherwise in furtherance of the Merger, to cooperate with any offer or proposal for, or which would have an effect comparable to any acquisition of common stock of Kaye (in whole or in part) or any material portion of the assets or business of Kaye or its subsidiaries or any material change in the management or operation (including by way of material divestiture, partnership or joint venture) of the business of Kaye or any of its subsidiaries. He or it will immediately cease and cause to be terminated all existing discussions, conversations, negotiations and other communications with any persons conducted prior to entering into the Stock Option and Voting Agreement with respect to any of the foregoing; provided that the provisions of this clause
                  (2) will not interfere with or limit the ability of a Participating Stockholder who is a member of the Board of Directors of Kaye to comply with Section 6.04 of the Merger Agreement (relating to fiduciary obligations); and

         (3) he or it will use all reasonable efforts to cooperate with Hub in supporting and defending the Stock Option and Voting Agreement against any third party and in obtaining all authorizations, consents, orders and approvals of all governmental authorities and officials that may be necessary in connection with the Stock Option and Voting Agreement.

         Transfer of Shares. A Participating Stockholder may transfer or sell its Shares upon satisfaction of each of the following conditions:

         (1) Hub is notified of the transfer or sale at least two business days prior thereto;

         (2) at or prior to the transfer or sale, the transferee executes an agreement identical to the Stock Option and Voting Agreement that applies to all of the Shares being sold or transferred; and

         (3) at or prior to the time of transfer or sale, the Participating Stockholder enters into an amended Stock Option and Voting Agreement, identical to the Stock Option and Voting Agreement, except that the number of Shares stated therein will be the number of Shares held by the Participating Stockholder following the transfer or sale.

         Voting Agreement. Each of the Participating Stockholders, until the termination of the Stock Option and Voting Agreement, will vote his or its Shares in the following manner:

         (1) in favor of the adoption and approval of the Merger, the Merger Agreement and all of the transactions contemplated by it and the Stock Option and Voting Agreement;

         (2) against any business combination, other than the Merger, involving Kaye, or any other action or agreement that would result in the breach of any of Kaye's representations, warranties, covenants or other obligations or agreements in the Merger Agreement, or result in any of the conditions to Kaye's obligations contained in the Merger Agreement not being fulfilled; and

         (3) in favor of any other proposal necessary to consummate the Merger, if that proposal is neutral or advantageous to the Participating Stockholder, is reasonably feasible and is not contrary to law.

         The Participating Stockholders may not enter into any agreement or commitment with any person or entity to vote or give instructions inconsistent in any manner with clauses (1), (2) and (3) above.

RIGHTS OF DISSENTING STOCKHOLDERS

         Under Delaware law, stockholders who do not vote in favor of the Merger and who file demands for appraisal prior to the stockholder vote on the Merger Agreement ("Dissenting Stockholders") have the right to obtain, upon the consummation of the Merger, a cash payment for the "fair value" of their Shares (excluding any element of value arising from the accomplishment or expectation of the Merger). In order to exercise such rights, a stockholder must comply with all of the procedural requirements of Section 262 ("Section 262") of the DGCL, a description of which is provided in "The Merger -- Rights of Dissenting Stockholders" herein and the full text of which is attached to this Proxy Statement as Annex C. Such "fair value" would be determined in judicial proceedings, the result of which cannot be predicted. Failure to take any of the steps required under Section 262 may result in a loss of such dissenters' rights. See "The Merger -- Rights of Dissenting Stockholders."

                                   THE MERGER

BACKGROUND OF THE MERGER

         In January 2000, Kaye's Board of Directors determined that due to the lack of liquidity in Kaye's stock, Kaye would continue to be undervalued by the public market. As a result, Kaye's Board of Directors retained Fox-Pitt, Kelton Inc. to assist Kaye in exploring strategic alternatives. During the course of this engagement, Fox-Pitt, Kelton Inc. explored several strategic alternatives, none of which Kaye's Board of Directors believed would adequately enhance stockholder value. As a result, Kaye determined not to pursue any of these strategic alternatives.

         From September 2000 to December 2000, Kaye was contacted, on an unsolicited basis, by five companies (including Hub) that expressed varying degrees of interest in acquiring Kaye. Kaye's Board of Directors decided to retain ZS Fund L.P. ("ZSF") to assist Kaye in discussions with these entities.

         On September 29, 2000, Hub's Chairman and Chief Executive Officer, Martin P. Hughes, initiated a telephone call to Kaye's Chairman, President and Chief Executive Officer, Bruce D. Guthart, who was a prior industry acquaintance of Mr. Hughes, and advised Mr. Guthart that he, Mr. Hughes, would be interested in meeting with Mr. Guthart at the upcoming annual leadership forum hosted by the Council of Insurance Agents and Brokers at the Greenbrier Hotel in West Virginia to discuss the possibility of Hub purchasing Kaye. The two agreed to meet there on October 1, 2000.

         On October 1, 2000, Mr. Hughes and Mr. Guthart met at the Greenbrier Hotel and had preliminary discussions regarding each other's organizations. At the conclusion of the meeting, each agreed to think about what he had learned about the other company and to decide if there was any interest in continuing the discussions. Within a few days Mr. Hughes and Mr. Guthart spoke again by telephone, when they agreed that there was sufficient interest to warrant exchanging some background information about their respective companies.


         On October 5, 2000, Mr. Hughes forwarded some background information regarding Hub to Mr. Guthart.

         On October 6, 2000, Mr. Guthart forwarded some background information regarding Kaye to Mr. Hughes. Mr. Hughes called Mr. Guthart to inquire as to whether there was a level of interest from Kaye that would justify proceeding with further talks of a merger with Hub. Mr. Guthart indicated that Kaye was still interested and advised that it would be appropriate for Mr. Hughes to talk with Ned L. Sherwood of ZSF (and a director of Kaye). Mr. Guthart also indicated that Mr. Sherwood would be responsible for coordinating any negotiations on behalf of Kaye if talks continued.

         On October 10, 2000, Kaye's Board of Directors met and approved continued negotiations regarding the proposed transaction. Mr. Hughes called Mr. Sherwood and had a discussion regarding the level of interest in furthering talks between Hub and Kaye. It was agreed that it would be appropriate for key Hub people to visit Kaye's offices in New York and meet Mr. Sherwood and several of the key officers of Kaye.

         On October 16, 2000, Mr. Hughes and Mr. Guthart had a telephone conversation and agreed that ensuing discussions would remain confidential and that each of Hub and Kaye should execute a mutual non-disclosure and confidentiality agreement. Mr. Hughes sent such an agreement to Mr. Guthart on October 18, 2000, which was subsequently signed and delivered by both parties effective October 24, 2000.

         Between October 18 and October 25, 2000, Mr. Sherwood sent financial information regarding Kaye to Mr. Hughes by facsimile.

         On October 25, 2000, Mr. Hughes sent by facsimile a list of questions to Mr. Sherwood regarding Kaye financial information previously sent to Mr. Hughes by Mr. Sherwood.

         On October 26, 2000, Mr. Hughes and Hub's President and Chief Operating Officer, Richard A. Gulliver, visited Kaye's offices in New York and met with Mr. Sherwood, Mr. Guthart, Howard Kaye (a director of Kaye), Michael P. Sabanos (Kaye's Executive Vice-President and Chief Financial Officer), and Nick Burger (from ZSF). The parties discussed each other's business strategy and then focused on the Kaye operations so that Messrs. Hughes and Gulliver were comfortable that they had an understanding of the various Kaye companies, their operations and how they interacted with each other. Mr. Sabanos also answered the questions that Mr. Hughes had sent on October 25.

         On October 30 and 31, 2001, Hub's Chief Financial Officer, Dennis Pauls, visited Kaye's offices in New York to meet with Mr. Sabanos and conduct financial due diligence.

         Between October 26, 2000 and December 11, 2000, Mr. Hughes had several telephone conferences with Mr. Guthart and Mr. Sherwood to discuss the synergies that could be developed by a merger of the two organizations, as well as what would be a fair price for Hub to pay for Kaye stock. It was agreed that in order for the transaction to go forward successfully it would be necessary for Hub's principal shareholder, Fairfax, to support Hub in the transaction. Therefore, it was agreed that a meeting of Hub and Kaye representatives with Fairfax would be appropriate.

         On or about November 1, 2000, by telephone Mr. Hughes advised the Chairman and Chief Executive Officer of Fairfax, Prem Watsa, and a Vice-President of Fairfax, John Varnell, of Hub's interest in purchasing Kaye.

         On November 2, 2000, Mr. Hughes advised Mr. Guthart by telephone that Hub's board of directors would consider the proposed transaction at the next meeting of the board to be held on November 14, 2000.

         On November 8, 2000, Messrs. Hughes and Gulliver met with Messrs. Watsa and Varnell, at the offices of Fairfax at Toronto, Ontario. At that time Messrs. Hughes and Gulliver confirmed to Messrs. Watsa and Varnell Hub's desire to pursue discussions with Kaye regarding Hub purchasing Kaye. Messrs. Watsa and Varnell agreed that management of Hub should proceed with the discussions with Kaye and that Mr. Watsa would participate as appropriate.

         On November 14, 2000, during a regularly scheduled quarterly meeting of Hub's board of directors, the directors discussed the proposed transaction and authorized management to proceed with the diligence process and negotiations. On November 16, 2000, Mr. Hughes called Mr. Sherwood and advised him that Hub's board of directors had authorized Hub's management to proceed with the negotiations.

         On December 4, 2000, Mr. Sherwood sent additional financial information on Kaye to Mr. Hughes by facsimile.

         On December 11, 2000, Mr. Sherwood sent Mr. Hughes a number of charts that he and Mr. Guthart planned to present to Hub and Fairfax at a meeting scheduled for December 13, 2000 meeting.

         On December 13, 2000, a meeting was held in Toronto at the offices of Fairfax among Messrs. Hughes and Gulliver, Messrs. Watsa and Varnell, and Messrs. Guthart, Kaye, Sabanos, Sherwood and Burger. The purpose of the meeting was to allow Kaye's representatives the opportunity to meet Messrs. Watsa and Varnell and to discuss the synergies that might be realized by merging Hub and Kaye.

         Between December 11, 2000 and December 22, 2000, Messrs. Hughes and Guthart had several discussions to review the financial aspects of the proposed transaction and Messrs. Watsa and Sherwood had several discussions as to key terms of the proposed transaction, including price.

         On December 19, 2000, Messrs. Watsa and Sherwood had a conversation regarding valuation. Mr. Sherwood followed up the conversation by sending Mr. Watsa a few charts that demonstrated various methods of valuing Kaye.

         On December 20, 2000, Mr. Guthart visited Mr. Hughes at Hub's offices in Chicago.

         On December 21, 2000, ZSF received a formal proposal to acquire Kaye from a third party other than Hub. The offer was for a lesser aggregate consideration and contemplated a longer due diligence process than the Hub proposal.

         On December 22 and 23, 2000, Mr. Watsa, on behalf of Hub, and Messrs. Sherwood and Guthart, on behalf of Kaye, had several telephone conversations culminating in an agreement that a price of $14 for each outstanding Kaye share was fair and an understanding on other key aspects of the proposed transaction (first reflected in a signed offer letter and later reflected in the definitive agreement). Messrs. Sherwood and Guthart agreed to propose to Kaye's Board of Directors that it recommend to Kaye stockholders that they accept an offer from Hub to purchase all of Kaye's shares for $14 per share.

         Between December 22, 2000 and January 19, 2001, Hub and Kaye performed further due diligence on each other's operations.

         On January 3, 2001, Kaye's Board of Directors met and approved finalizing the transaction.

         On January 8, 2001, a conference call was held among Messrs. Hughes, Gulliver, Watsa and Varnell to discuss the particulars of the proposed Kaye transaction.

         Between January 5 and 19, 2001, Messrs. Hughes and Guthart, either alone or together with a variety of combinations including senior management, legal counsel, Fairfax's internal legal counsel and/or Mr. Sherwood, had various telephone conversations regarding the proposed transaction. During the same period legal counsel for Hub, Kaye and Fairfax had various discussions and negotiated the language of the documentation regarding the proposed transaction.

         On January 15, 2001, at a special meeting of Hub's board of directors conducted by conference call, Hub's directors reviewed the status of the negotiations related to the preparation of definitive agreements and approved the Kaye acquisition, as contemplated.

         On each of January 11, 16 and 18, 2001, Kaye's Board of Directors conducted special meetings to review the status of the negotiations relative to the preparation of definitive agreements related to the proposed transaction and to approve Hub's acquisition of Kaye, as contemplated. At the meeting of Kaye's Board of Directors held on January 18, 2001, Fox-Pitt, Kelton Inc. delivered its written opinion to the effect that, as of January 18, 2001, and based upon the assumptions made, matters considered and limits of the review undertaken, as described in that opinion, the consideration to be received by the stockholders of Kaye pursuant to the Merger is fair, from a financial point of view, to those stockholders.

         On January 19, 2001, the definitive Merger Agreement was agreed to and signed.

RECOMMENDATION OF THE BOARD AND REASONS FOR THE MERGER

         On January 18, 2001, Kaye's Board of Directors unanimously approved the Merger and the Merger Agreement and determined that the Merger is fair to, and in the best interests of, Kaye and its stockholders and recommended that all stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby at the Special Meeting.

         The following is a summary of the factors considered material by the Board of Directors when making its determination: (i) the Board's knowledge of the business, operations, assets, financial condition and results of operations of Kaye and Hub, (ii) the opinion of Fox-Pitt, Kelton Inc. to the effect that, as of January 18, 2001, and based on the assumptions made, matters considered and limits of the review undertaken, as described in that opinion, the $14 per Share consideration to be received by holders of Shares pursuant to the Merger was fair, from a financial point of view, to those holders, (iii) the lack of liquidity and float of Kaye's stock, and the price of Kaye's stock not being reflective of the Board's belief as to its value, (iv) that the terms of the Merger Agreement permit the Board of Directors properly to discharge its fiduciary duties, which may include responding to inquiries and proposals from third parties interested in the possible acquisition of Kaye and providing information to, and entering into discussions and negotiations with, such parties, and that it is anticipated that the Special Meeting will not occur until at least six months after the execution of the Merger Agreement and the belief of the Board of Directors that such period would be adequate to receive offers from other parties, if any, having an interest in acquiring Kaye, and the belief of the Board of Directors that the provisions of the Merger Agreement providing for a termination fee to be paid to Hub in the event of, among other things, a termination of the Merger Agreement due to a change in the Board of Directors' recommendation of the Merger, and the terms of the Voting Agreements containing, among other things, an agreement by the Participating Stockholders to vote their Shares in favor of the Merger, would not unreasonably discourage offers from third parties, (v) the potential of a stronger market presence with a combination of Hub and Kaye, (vi) the lack of capital for acquisitions, (vii) the terms of the Merger Agreement; (viii) the prospects in remaining independent, and (ix) the Board of Directors' belief that there was not another company with whom Kaye could effect a transaction in the immediate future.

         Each of such factors supported the Board's decision, and the Board viewed all of the foregoing factors as important in reaching its conclusion and did not assign any particular weight to any individual factor.

OPINION OF FINANCIAL ADVISOR

         At the meeting of Kaye's Board of Directors held on January 18, 2001, Fox-Pitt, Kelton Inc. delivered its written opinion to the effect that, as of January 18, 2001, and based upon the assumptions made, matters considered and limits of the review undertaken, as described in that opinion, the consideration to be received by the stockholders of Kaye pursuant to the Merger is fair, from a financial point of view, to those stockholders.

         The full text of Fox-Pitt, Kelton Inc.'s written opinion is included as Annex B to this Proxy Statement. Stockholders are urged to read the opinion in its entirety for the assumptions made, matters considered and limits of the review undertaken by Fox-Pitt, Kelton Inc. Fox-Pitt, Kelton Inc.'s opinion was delivered for the information of the Board of Directors and is directed only to the fairness from a financial point of view of the consideration to be received by the stockholders of Kaye pursuant to the Merger and does not constitute a recommendation to any stockholder of Kaye as to how that stockholder should vote his, her or its Shares in connection with the Merger. The summary of the opinion of Fox-Pitt, Kelton Inc. set forth in this Proxy Statement is qualified in its entirety by reference to the full text of that opinion.

         In arriving at its opinion, Fox-Pitt, Kelton Inc.: (a) reviewed and analyzed publicly available financial statements for Kaye and Hub and other financial information made available to it by the management of Kaye and Hub;
(b) analyzed internal financial statements, including financial projections, and other financial and operating data prepared by the management of Kaye and Hub;
(c) discussed the past, present and future operations, financial condition and prospects of Kaye and Hub; (d) reviewed the stock price performance and trading activity of Kaye Common Stock and Hub Common Stock; (e) compared the financial performance and condition of Kaye with that of other comparable publicly traded companies; (f) reviewed the financial terms, to the extent publicly available, of various merger and acquisition transactions comparable, in whole or in part, to the Merger; (g) reviewed and discussed with the management of Kaye and Hub the strategic objectives of the Merger and other benefits of the Merger; (h) reviewed the Merger Agreement and the other exhibits to the Merger Agreement; and (i) performed such other analyses as it deemed appropriate.

         In preparing its opinion, Fox-Pitt, Kelton Inc. relied on the accuracy and completeness of all information supplied or otherwise made available to it by Kaye and Hub, and did not assume any responsibility independently to verify such information or undertake an independent appraisal of the assets of Kaye or Hub. Fox-Pitt, Kelton Inc. assumed that the financial forecasts which Fox-Pitt, Kelton Inc. examined were prepared by the management of Kaye or Hub utilizing the best currently available estimates and reflected the good faith judgments of Kaye's management with respect to the future performance of Kaye. Fox-Pitt, Kelton Inc.'s opinion is based on applicable regulatory, economic, market and monetary conditions existing as of the date of its opinion. Fox-Pitt, Kelton Inc. is under no obligation to revise or update its opinion, including if there is a change in the financial condition or prospects of Kaye from that disclosed or projected in the information it reviewed or in general economic or market conditions. Fox-Pitt, Kelton Inc.'s opinion was prepared solely for the use of the Board of Directors in its consideration of the Merger. Fox-Pitt, Kelton Inc. has consented to the inclusion of its opinion and the description of its analysis in this Proxy Statement.

         Arriving at a fairness opinion is a complex process that involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, such an opinion is not necessarily susceptible to partial analysis or summary description. Fox-Pitt, Kelton Inc. believes that its analyses must be considered as a whole and that selecting portions of its analyses or portions of the factors considered by it, without considering all analyses and factors, could create an incomplete view of the evaluation process underlying its opinion. In performing its analyses, Fox-Pitt, Kelton Inc. made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Kaye. Any estimates incorporated in the analyses performed by Fox-Pitt, Kelton Inc. are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses and securities neither purport to be appraisals nor necessarily to reflect the prices at which businesses or securities actually may be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty and neither Kaye nor Fox-Pitt, Kelton Inc. assume responsibility for the accuracy of such analyses and estimates.

         Fox-Pitt, Kelton Inc. is a recognized investment banking firm engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions and for other purposes. Fox-Pitt, Kelton Inc. was selected as financial advisor to Kaye based on that expertise. In connection with the preparation of its opinion, Fox-Pitt, Kelton Inc. was not authorized by Kaye's Board of Directors to solicit, nor did it solicit, third party indications of interest for the acquisition of all or part of Kaye. Except as set forth in the previous sentence, Kaye did not impose any limitations on the scope of Fox-Pitt, Kelton Inc.'s analysis.

         In the ordinary course of its business, Fox-Pitt, Kelton Inc. may trade the securities of Kaye for Fox-Pitt, Kelton Inc.'s own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in these securities.

         Pursuant to an engagement letter dated January 11, 2001, Kaye agreed to pay Fox-Pitt, Kelton Inc. a financial advisory fee of $250,000, to reimburse Fox-Pitt, Kelton Inc. for its reasonable out-of-pocket expenses, including travel, printing and the fees, disbursements and other charges of its counsel, and to indemnify Fox-Pitt, Kelton Inc. and related entities and persons against liabilities in connection with its engagement, including liabilities under the federal securities laws. Prior to the January 11, 2001 engagement letter, Fox-Pitt, Kelton Inc. provided financial advice to Kaye for which it received $75,000.

ANALYSIS PERFORMED BY FOX-PITT, KELTON INC. IN ARRIVING AT ITS OPINION

         In arriving at its opinion, Fox-Pitt, Kelton Inc. reviewed Kaye's operations and conducted a valuation analysis. In reviewing Kaye, Fox-Pitt, Kelton Inc. met with its management, examined Kaye's lines of business and concentration of customers, and analyzed historic and projected operating trends. Additionally, Fox-Pitt, Kelton Inc. reviewed Kaye's stock price performance over the past seven years.

         In terms of a valuation analysis, Fox-Pitt, Kelton Inc. used three main valuation methodologies: comparable company trading multiples, comparable transaction multiples, and a discounted cash flow analysis.

         Comparable Company Trading Multiple Analysis. For the purposes of its analysis, Fox-Pitt, Kelton Inc. selected fourteen companies which it deemed to be a representative grouping of the industry in which Kaye operates. The companies analyzed were: Marsh & McLennan; AON Corporation; Gallagher, A.J.; Brown & Brown; Crawford & Co.; Hilb, Rogal & Hamilton; E.W. Blanch; Clark/Bardes; Capital Transamerica; Highlands; Vesta; Acceptance; PennAmerica; and Unico America.

         These companies represented a diverse group in terms of size, operating performance, brand recognition and capital structure. For the purposes of its analysis, Fox-Pitt, Kelton Inc. selected three sub-groupings of these companies which provided the best comparables for Kaye. The groupings used were: (i) large brokers and service companies;(ii) mid to small brokers and service companies; and (iii) small cap commercial P&C insurance companies. Large brokers and service companies consisted of: Marsh & McLennan; AON Corporation; Gallagher, A.J.; and Brown & Brown. Mid to small brokers and service companies consisted of: Crawford & Co.; Hilb, Rogal & Hamilton; E.W. Blanch; and Clark/Bardes. Small cap commercial property and casualty insurance companies consisted of: Capital Transamerica; Highlands; Vesta; Acceptance; PennAmerica; and Unico America. Based on current valuations of these companies (and groupings), Fox-Pitt Kelton, Inc. selected an Enterprise Value/EBITDA multiple of 3.2x for the large brokers and service companies and 4.7x for the small cap property and casualty insurance companies. Based on these multiples, Fox-Pitt, Kelton Inc. determined that the implied equity price per share of Kaye was $7.63. Furthermore, based on a trading multiple range relevant for Kaye, Fox-Pitt Kelton, Inc. believed the equity value per share to be $9.20-17.45.

         Comparable Transaction Multiple Analysis. Based on publicly available information, Fox-Pitt, Kelton Inc. analyzed selected merger and acquisition transactions with transaction values between $25 million and $250 million, involving property and casualty insurance companies and insurance brokers. Based on a transaction multiple range relevant for Kaye, Fox-Pitt, Kelton Inc. believed the equity value per share to be $11.26-15.75.

         Discounted Cash Flow Analysis. Fox-Pitt, Kelton Inc. performed a discounted cash flow analysis to determine a range of the present value of Kaye as of December 31, 2000. The range was determined by adding (a) the present value of the estimated stream of cash flows that Kaye could generate between January 2001 and December 2005 and (b) the present value of the terminal value of Kaye, which was calculated as a multiple of earnings in year 2005. Statutory limitations on dividends from insurance operations (lesser of 10% of surplus or net income) were reflected in the cash flows. To calculate these present values, Fox-Pitt, Kelton Inc. used projections provided by Kaye based on the best currently available estimates and judgments of Kaye's management regarding Kaye's future revenues and expenses.

         Fox-Pitt, Kelton Inc. determined the appropriate weighted average cost of capital ("WACC") range for discounting the cash flows. This range was determined to be 14.0% - 16.0%. Furthermore, based on its review of Kaye and its projections, understanding of the industry, and the results of its comparable company analysis, Fox-Pitt, Kelton Inc. determined the appropriate terminal P/E terminal value multiple range. This range was determined to be 10.0x-12.0x. Using management's projections, Fox-Pitt, Kelton Inc. then determined the equity value per share of Kaye's projections when applying the appropriate WACC and terminal multiple ranges. Based on management's downside case projections, Kaye's equity value per share range was determined to be $10.68-$12.98.

INTERESTS OF CERTAIN DIRECTORS AND EXECUTIVE OFFICERS OF KAYE IN THE MERGER

         In considering the recommendations of the Board of Directors, stockholders should be aware that certain members of Kaye's Board of Directors and certain executive officers of Kaye have certain interests in the Merger that are in addition to the interests of Kaye's stockholders generally and which may present them with potential conflicts of interest in connection with the Merger.

         Bruce D. Guthart Employment Agreement. It is a condition to Hub's obligation to consummate the Merger that Kaye enter into an executive employment agreement with Mr. Guthart (the "Guthart Employment Agreement"). The form of the Guthart Employment Agreement is attached to this Proxy Statement as Annex E. Under the Guthart Employment Agreement, Mr. Guthart will be employed as Kaye's Chairman, President and Chief Executive Officer and will be paid an annual salary of $500,000. In addition, Mr. Guthart will receive group health insurance and the other benefits provided to employees of Kaye, a minimum of four vacation weeks per year and certain other benefits which he receives under his existing employment agreement with Kaye.

         The Guthart Employment Agreement will provide for an indefinite term of employment and may be terminated by Kaye for any reason at any time or by Mr. Guthart for good reason (as defined). Upon any termination of Mr. Guthart's employment other than termination by Kaye for cause (as defined), Mr. Guthart will be entitled to receive his base salary up to the effective date of termination, that portion of the bonus payable under the Management Bonus Agreement referred to below attributable to any period through the date of termination, a severance payment equal to one year's salary and group insurance and automobile allowance benefits for one year after termination. The Guthart Employment Agreement will automatically terminate when Mr. Guthart reaches the age of 65.

         The Guthart Employment Agreement will also provide that Mr. Guthart will not compete in the insurance agency business in the United States, or solicit any client or employee of Hub and its subsidiaries, for a period of two years after the termination of his employment. These restrictive covenants will not apply if Mr. Guthart's employment is terminated by Kaye without cause or by Mr. Guthart for good reason.

         Guthart Investment in Hub Shares. Concurrently with his execution of the Guthart Employment Agreement, Mr. Guthart will also execute an investment agreement with Hub in the form attached as Exhibit A to the Guthart Employment Agreement (the "Guthart Investment Agreement"). Pursuant to the Guthart Investment Agreement, Mr. Guthart will purchase shares of Hub Common Stock at a purchase price of $13 (Canadian) per share, using (i) all of the Merger Consideration (less an agreed upon reduction for income taxes) that Mr. Guthart will receive in respect of 325,000 Shares that will be owned directly or indirectly by him immediately prior to the Effective Time and (ii) all of the bonus (less an agreed upon reduction for income taxes) that Mr. Guthart will receive pursuant to the bonus agreement described below under the caption "Guthart Bonus Payment." All of the shares so purchased will be held by an escrow agent on Mr. Guthart's behalf pursuant to the escrow agreement attached as Exhibit A to the Guthart Investment Agreement (the "Guthart Escrow Agreement") and described below under the caption "Guthart Share Escrow."

         Guthart Share Escrow. The shares of Hub Common Stock to be purchased by Mr. Guthart pursuant to the Guthart Investment Agreement will be held in escrow pursuant to the Guthart Escrow Agreement and will be released to Mr. Guthart as follows: 10% of the shares will be released on each of the third, fourth and fifth anniversaries of the Merger and the remaining 70% of the shares will be released on the tenth anniversary of the Merger. The foregoing notwithstanding, the Guthart Escrow Agreement provides that all of the shares of Hub Common Stock held in escrow will be released to Mr. Guthart after termination of his employment with Kaye as a result of his death, disability, termination by Kaye without cause or termination by Mr. Guthart for good reason.

         Management Bonus Agreement. Simultaneously with the execution of the Guthart Employment Agreement, Kaye and Hub will enter into a management bonus agreement (the "Management Bonus Agreement"). While terms of the Management Bonus Agreement are still under negotiation, the management bonus payable thereunder is intended to reward Mr. Guthart and other members of management of Kaye (to be designated by Mr. Guthart) with the payment of aggregate bonuses equal to 50% of the amount, if any, by which Kaye's adjusted net income before goodwill amortization, interest and taxes for each respective year exceeds a specified threshold calculated as a percentage of revenue.

         The Management Bonus Agreement will have an indefinite term. The bonus, if any, to be paid in any year pursuant to the Management Bonus Agreement will be allocated as follows: Mr. Guthart (provided he is then employed by Kaye) will receive one-half of the annual bonus or an amount equal to his annual salary, whichever is less, and the remainder of the annual bonus will be paid to certain managers and key employees of Kaye as determined by Mr. Guthart.

         Restricted Stock Arrangement. Pursuant to the Guthart Employment Agreement, promptly after the Merger, Hub will establish a restricted stock plan or other arrangement with respect to an aggregate of approximately 264,706 shares of Hub common stock (i.e., shares having a value of $3,000,000 (U.S.) based on an agreed upon per share value of approximately $11.33 (U.S.)). Pursuant to the Guthart Employment Agreement, Mr. Guthart will be a participant as to one-third of the shares held pursuant to this arrangement (approximately 88,235 shares or $1,000,000 in value), and will have the power to allocate the remaining two-thirds among other managers of Kaye.

         While the terms of this plan or arrangement are still under negotiation, it is expected that the awarded stock will vest over ten years. Awards will cease to vest for any executive who ceases to be employed by Kaye before the award vests, except as a result of normal retirement age or dismissal without just cause (in which cases the award vests fully) or death and long-term disability (in which cases the award vests pro rata according to the portion of the period ending on the tenth anniversary of the Merger that elapses prior to such death or disability).

         Guthart Bonus Payment. On January 19, 2001, Mr. Guthart and Kaye entered into a letter agreement which entitles Mr. Guthart to a bonus of up to $750,000 (and no less than $716,000) to be paid at the Effective Time. This letter agreement provided that the exact amount of the bonus (the "Bonus Amount") will be determined by Mr. Guthart and Kaye. Mr. Guthart and Kaye have agreed that the Bonus Amount to be paid by Kaye will be $716,000.

         Arrangement Between ZS Kaye and Mr. Guthart. Mr. Guthart and ZS Kaye, Inc. ("ZS Kaye") have entered into a stock subscription agreement pursuant to which Mr. Guthart purchased newly issued shares of the common stock of ZS Kaye representing approximately 26.2% of the shares of ZS Kaye to be outstanding after that purchase. ZS Kaye is an affiliate of Ned L. Sherwood, a director of Kaye, and is a limited partner of Kaye Investments, L.P. ("KILP") with a 4.3% preliminary interest and a 20.0% profits interest in KILP. See "Ownership of Kaye Voting Securities."

         In payment for the shares of ZS Kaye to be purchased, Mr. Guthart executed and delivered a full-recourse promissory note payable to ZS Kaye in the amount of $555,922. This promissory note is payable on January 19, 2006 or earlier upon the sale by Mr. Guthart of the ZS Kaye shares purchased by him or the disposition by ZS Kaye of all of its shares of Kaye or any reorganization, merger or other transaction as a result of which ZS Kaye receives cash or other securities in respect of its shares of Kaye. Upon liquidation of KILP, it is expected that ZS Kaye will be entitled to receive approximately 340,000 shares of Kaye, with an aggregate value of approximately $4,760,000 based on the $14 per share Merger Consideration. The number of shares of Kaye that ZS Kaye will receive will vary depending on the basis upon which the partners of KILP liquidate KILP. Based on the $14 per share Merger Consideration, the shares of Kaye and the other assets expected to be owned by ZS Kaye at the time of its liquidation will have an aggregate value of approximately $5,750,000. As a shareholder of ZS Kaye, Mr. Guthart will be entitled to his pro rata portion of those assets upon liquidation of ZS Kaye, subject to repayment of the principal and interest he will owe on the $555,922 promissory note.

         Arrangements with ZS Fund L.P. Kaye retained ZSF as a financial advisor to assist in the formulation of the transaction structure, due diligence and the negotiation of the Merger Agreement. Ned L. Sherwood, a director of Kaye, is a limited partner in ZSF and a controlling shareholder of the general partner of ZSF, N.L. Sherwood & Co., Inc. Upon consummation of the Merger, ZSF is entitled to an advisory fee of approximately $617,634, based on 0.8% of the first $25 million of the total amount of cash paid to the stockholders of Kaye in connection with the Merger (the "Aggregate Consideration") plus 0.4% of the Aggregate Consideration in excess of $25 million. ZSF is also entitled to reimbursement of reasonable out-of-pocket expenses related to the Merger.

         Howard Kaye Employment Agreement. In connection with the closing of the Merger, Kaye intends to enter into an employment agreement with Howard Kaye, former Chairman of Kaye, currently a director of Kaye and currently Chairman of Kaye Insurance Associates, Inc. ("KIA"), a subsidiary of Kaye. Under this employment agreement, Mr. Kaye will continue to be employed as Chairman of KIA for an indefinite term of employment.

         Mr. Kaye's employment agreement will provide that Mr. Kaye will receive annual compensation of $300,000, subject to adjustments based upon percentages of net commissions received by Kaye from insurance business originated by Mr. Kaye.

         Pursuant to his employment agreement, Mr. Kaye will agree that, for a period of two years after the termination of his employment, he will not compete in the insurance agency business in the United States, or solicit any client or employee of Hub and its subsidiaries. The covenant not to compete will not apply if Mr. Kaye's employment is terminated by Kaye without cause or by Mr. Kaye for good reason. In addition, Mr. Kaye has agreed to execute a letter agreement in connection with the Merger pursuant to which he will agree that, for a period of five years after the Merger, he will not compete in the insurance agency business in the United States, or solicit any client or employee of Hub and its subsidiaries.

         Lawrence Greenfield Employment Agreement. In connection with the closing of the Merger, Kaye intends to enter into an employment agreement with Lawrence Greenfield, a director of Kaye. Under this employment agreement, Mr. Greenfield will continue to be employed for an indefinite term of employment.

         Mr. Greenfield's employment agreement will provide that Mr. Greenfield will receive compensation tied to certain agreed upon percentages of net commissions received by Kaye from insurance business originated by Mr. Greenfield.

         Pursuant to his employment agreement, Mr. Greenfield will agree that, for a period of two years after the termination of his employment, he will not compete in the insurance agency business in the United States, or solicit any client or employee of Hub and its subsidiaries. The covenant not to compete will not apply if Mr. Greenfield's employment is terminated by Kaye without cause or by Mr. Greenfield for good reason. In addition, Mr. Greenfield has agreed to execute a letter agreement in connection with the Merger pursuant to which he will agree that, for a period of five years after the Merger, he will not compete in the insurance agency business in the United States, or solicit any client or employee of Hub and its subsidiaries.

         Severance Arrangements. KIA is a party to an employment agreement with Robert N. Munao, Senior Vice President of KIA, and Kaye is a party to employment agreements with Bruce D. Guthart and Michael P. Sabanos, the Executive Vice-President and Chief Financial Officer and a director of Kaye, all of which contain severance provisions. Each employment agreement provides that upon termination of employment following a "change of control" transaction such as the Merger, the employee party thereto shall be entitled to certain consideration (the "Severance Payment"). Under Mr. Guthart 's employment agreement, which expires on December 31, 2001 (and which will be superseded upon execution of the Guthart Employment Agreement described above), if within the one year following a "change in control" his employment is terminated for a reason other than "cause" (as defined in his employment agreement), Kaye will pay, within 30 days, an amount equal to two times his annual compensation for salary and bonus, maintain his health insurance or compensate him for any COBRA payments, and any stock option, stock appreciation right or other long-term compensation will vest in full. Under Mr. Sabanos' employment agreement, which is terminable by either Kaye or Mr. Sabanos upon written notice, upon termination of his employment related to a "change of control" of Kaye, he is entitled to receive his base salary for a duration of twelve months, minus the period which elapsed following "change in control" and prior to termination, plus benefits. Under Mr. Munao's employment agreement, which expires on May 25, 2001, if any materially adverse change occurs in his title, compensation or duties within twelve months following a "change in control", he will (subject to certain limitations) be entitled to a continuation of his existing base compensation, and continued participation in benefit plans and programs or to payment of the amount which KIA would have paid in his behalf, for the following period: the difference between (i) twelve months; and (ii) the period which has elapsed following the "change of control" until the happening of such event.

         In addition, Mr. Sabanos and Marc I. Cohen, the President of each of Program Brokerage Corporation and Old Lyme Insurance Company of Rhode Island, Inc., are each a party to a Severance Agreement with Kaye, dated January 17, 2001. Under the terms of each such Severance Agreement, if, during the period beginning upon the occurrence of a Change in Control (as defined in the Severance Agreement) and ending on January 17, 2002, the employment of such executive is terminated (i) by Kaye other than for "Cause" (as defined in the Severance Agreement) and other than as a result of his death or disability, or
(ii) by such employee for "Good Reason" (as defined in the Severance Agreement), Kaye will be obligated to pay to such employee, within 30 days after the date his employment is terminated, an amount equal to his annual base salary. In addition, until such employee finds other employment providing him with (a) health, (b) accidental death and dismemberment and (c) life insurance, Kaye will continue to provide the employee with such type of insurance (for a period not to exceed 12 months from the date of termination) unless Kaye plans which are then in effect do not permit such continued coverage, in which case, Kaye will provide the employee with a cash amount sufficient to pay the cost of such insurance until the employee finds other employment, but in no event in excess of 12 months.

         Directors and Officers Indemnification. In the Merger Agreement, the Surviving Corporation has agreed that for a period of six years after the Effective Time it will (a) not repeal or amend the provisions set forth in Kaye's Certificate of Incorporation with respect to indemnification of officers, directors and employees in any way that would adversely affect the rights of such persons, and (b) maintain officers and directors liability insurance comparable in coverage to the insurance policy currently maintained by Kaye with respect to claims arising from facts or events that occurred prior to the Effective Time (provided, however, that the Surviving Corporation is not required to expend more than an amount per year equal to 125% of current annual premiums paid by Kaye to maintain or procure such insurance).

         Share Ownership. As of the Record Date, executive officers and directors of Kaye owned of record or beneficially an aggregate of _________ Shares for which they will receive the Merger Consideration pursuant to the terms of the Merger Agreement. In addition, the executive officers and directors of Kaye hold Kaye Stock Options to purchase _____ Shares and held _______ shares of Performance Stock that will vest upon the Merger, if such executive officers and directors of Kaye are employed by Kaye at the Effective Time. The Kaye Stock Options and the Performance Stock Shares will be canceled at the Effective Time. In respect of such Kaye Stock Options and Performance Stock Shares, such executive officers and directors will be entitled to receive up to $_____ in cash, as more fully set forth below under "The Merger -- Terms of the Merger Agreement -- Kaye Stock Options and Performance Stock Shares."

EFFECTIVE TIME

         The Effective Time will be upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware (or at such later date or time as is specified in the Certificate of Merger) in accordance with the DGCL. The Merger Agreement provides that such filing will be made no later than the second business day after satisfaction or waiver of the conditions set forth in the Merger Agreement unless another time is agreed to by the parties. See "The Merger -- Terms of the Merger Agreement -- Conditions to the Merger."

PAYMENT FOR SHARES AND SURRENDER OF STOCK CERTIFICATES

         As a result of the Merger, holders of certificates formerly evidencing Shares will cease to have any equity interest in Kaye. Promptly after the Effective Time, a letter of transmittal containing instructions with respect to the surrender of certificates previously representing Shares will be furnished to each record holder of Shares. The letter of transmittal will set forth the procedure for surrendering such certificates to the Exchange Agent. After the Effective Time and until surrendered, each stock certificate which represented Shares (other than Shares held by Kaye or its subsidiaries, Hub or the Hub Subsidiary, or stockholders who perfect their statutory appraisal rights under Delaware law) will evidence only the right to receive the Merger Consideration (as defined below) for each Share represented. In order to receive the Merger Consideration to which a holder of Shares will be entitled as a result of the Merger, such holder will be required, following the Effective Time, to surrender such holder's stock certificate(s), together with a duly executed and properly completed letter of transmittal (and any other required documents), to the Exchange Agent. STOCKHOLDERS SHOULD SURRENDER CERTIFICATES REPRESENTING SHARES ONLY WITH A LETTER OF TRANSMITTAL. STOCKHOLDERS SHOULD NOT SEND ANY STOCK CERTIFICATES WITH THE ENCLOSED PROXY CARD. Thereafter, the stockholder shall receive, for each Share of Kaye, the Merger Consideration.

         In the event of a transfer of ownership of Shares which is not registered in the transfer records of Kaye, the Merger Consideration may be paid to the transferee if the certificate evidencing such Shares is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. After the Effective Time there will be no transfers of Shares on the stock transfer books of Kaye. If, after the Effective Time, certificates theretofore representing Shares are presented for transfer, they will be canceled and exchanged for the Merger Consideration pursuant to the terms of the Merger Agreement.

         No transfer taxes will be payable in connection with any such payment for Shares, except that if the check for such payment is to be delivered to a person other than the person in whose name the certificates surrendered are registered, the person requesting delivery of the check must, prior to the delivery thereof, either (a) pay to the Exchange Agent any resulting transfer taxes or other taxes or (b) establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable.

         At any time following six months after the Effective Time (or immediately prior to such earlier date on which any Merger Consideration would otherwise become property of a governmental entity pursuant to any abandoned property, escheat or similar law), the Surviving Corporation will be entitled to require the Exchange Agent to deliver to it any funds which have not been disbursed to holders of stock certificates. If outstanding certificates representing Shares are not surrendered prior to six months following the Effective Time and the payment of the Merger Consideration has not been claimed by such time, any such Merger Consideration will become the property of the Surviving Corporation, except to the extent permitted by applicable law. Neither Hub nor the Surviving Corporation will be liable to any holder of stock certificates for any amount paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

CERTAIN OTHER EFFECTS OF THE MERGER

         If the Merger is consummated, Kaye's stockholders will not have an opportunity to continue their equity interest in Kaye as an ongoing corporation and therefore will not share in future earnings and growth, if any, of Kaye. If the Merger is consummated, public trading of the Shares will cease, the Shares will cease to be quoted on the NMS, and the registration of the Shares under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), will be terminated. As a result, the Surviving Corporation will be relieved of the duty to file informational reports under the Exchange Act.

         For information concerning the income tax consequences of the Merger, see "The Merger -- Certain Material Federal Income Tax Consequences."

ACCOUNTING TREATMENT

         The Merger will be accounted for as a "purchase", as such term is used under generally accepted accounting principles, for accounting and financial reporting purposes. Accordingly, a determination of the fair value of Kaye's assets and liabilities will be made in order to allocate the purchase price to the assets acquired and the liabilities assumed.

TERMS OF THE MERGER AGREEMENT

         The following is a summary of the Merger Agreement, the full text of which is attached to this Proxy Statement as Annex A and which is incorporated by reference into this Proxy Statement. Stockholders are urged to read the Merger Agreement in its entirety for a more complete description of the Merger.

         General. The Merger Agreement sets forth the terms and conditions upon and subject to which the Merger is to be effected. If the Merger Agreement is approved and adopted by the stockholders in accordance with the provisions of the DGCL, and the other conditions contained in the Merger Agreement are satisfied or waived, the Hub Subsidiary will merge with and into Kaye. The separate corporate existence of the Hub Subsidiary will then cease, and Kaye will continue as the Surviving Corporation, operating as a wholly-owned subsidiary of Hub. The Merger will become effective at the Effective Time.

         At the Effective Time, each Share of Kaye will, by virtue of the Merger and without any action on the part of its holder, be converted into the right to receive the Merger Consideration. Shares that are converted will no longer be outstanding and will be canceled of record. Shares owned by Hub, the Hub Subsidiary, Kaye or its subsidiaries, and stockholders who perfect their statutory appraisal rights under Delaware law will not be converted. Each share of common stock of the Hub Subsidiary issued and outstanding immediately prior to the Effective Time will automatically be converted into one share of common stock of the Surviving Corporation.

         Holders of Shares who do not vote to approve and adopt the Merger Agreement and who strictly comply with the provisions of Delaware law regarding statutory appraisal rights (each a "Dissenting Stockholder") have the right to seek a determination of the fair value of their Shares and payment in cash for them instead of the Merger Consideration to which they would otherwise be entitled. See "The Merger -- Rights of Dissenting Stockholders."

         Kaye Stock Options. Pursuant to the Merger Agreement, all outstanding Kaye Stock Options issued under the Kaye Stock Option Plan will become vested (i.e., such Kaye Stock

Options shall become fully exercisable as to all shares of Kaye common stock covered thereby and as to which such Kaye Stock Options have not been previously exercised) and, immediately prior to the Effective Time, Kaye will pay each Optionee, in settlement and cancellation thereof, an amount of cash equal to the product of (A) the difference between $14 and the exercise price per share of each such Kaye Stock Option, and (B) the number of shares of Kaye common stock covered by such Kaye Stock Option, less applicable withholding taxes. Simultaneously with the Merger, the Kaye Stock Option Plan and each outstanding Kaye Stock Option will be terminated. As of the date hereof, there are 1,117,610 outstanding Kaye Stock Options at a weighted average exercise price of $6.80 per share.

         Kaye Restricted Stock. Pursuant to the Merger Agreement, each holder of a Performance Stock Share which is (i) outstanding immediately prior to the Effective Time and (ii) either (x) has vested pursuant to, and in accordance with, the terms of the Performance Stock Plan or (y) will as a result of the Merger become vested pursuant to, and in accordance with, the Performance Stock Plan, will be canceled and such Performance Stock Holder will be entitled to a right to receive in full payment therefor and settlement thereof an amount of cash equal to $14 per Performance Stock Share without interest thereon (the "Performance Share Consideration"), less applicable withholding taxes. Simultaneously with the Merger, the Performance Stock Plan will be terminated and each Performance Stock Share outstanding will be canceled and retired and will cease to exist, and each holder of a certificate representing any such Performance Stock Shares will cease to have any rights with respect thereto except as summarized herein and more fully set forth in the Merger Agreement.

         The Performance Share Consideration will be paid to each "One-Year Qualified Holder" (as defined in the Merger Agreement) promptly upon the first anniversary of the Merger (or, as promptly as practicable if such holder's employment with Kaye, Hub or any of their direct or indirect subsidiaries is terminated "Without Cause" (as defined in the Merger Agreement), for "Good Reason" (as defined in the Merger Agreement) or as a result of such holder's death.


         Conditions to the Merger. The respective obligations of Hub and the Hub Subsidiary, on the one hand, and Kaye, on the other, to consummate the Merger are subject to certain conditions. Hub and the Hub Subsidiary or Kaye may waive any and all of these conditions at their discretion (to the extent permitted by applicable law). These conditions are:

(i) A majority of the holders of Kaye's Shares entitled to vote must have approved and adopted the Merger Agreement and the Merger.

(ii) No Governmental Entity (as defined below) or any court of competent jurisdiction or arbitrator shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, judgment, decree, injunction, executive order or award (whether temporary, preliminary or permanent) (each an "Order") that is then in effect and has the effect of making the Merger illegal or otherwise restricting, preventing or prohibiting consummation of the Merger or any other transactions contemplated thereby.

(iii) The approval of the insurance regulatory authorities of Rhode Island shall have been obtained.

(iv) Any waiting period (and any extensions thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or shall have been terminated. Early termination of the applicable waiting period under the HSR Act was granted effective February 13, 2001.

(v) No Action (as defined in the Merger Agreement) shall have been brought and remain pending by any Governmental Entity or other person, entity or group that seeks to prevent or delay the consummation of the transactions contemplated by the Merger Agreement.

         A "Governmental Entity" is defined in the Merger Agreement as any federal, national, state, provincial, municipal or local government, any instrumentality, subdivision, court, administrative agency or commission or other authority thereof, or any quasi-governmental or private body exercising any regulatory, taxing, importing or any other governmental or quasi-governmental authority.

         The obligations of Hub and the Hub Subsidiary to consummate the Merger are subject to certain conditions in addition to those described above. Hub and the Hub Subsidiary may waive any and all of these conditions at their discretion (to the extent permitted by applicable law). These conditions are:


(i) each of the representations and warranties of Kaye contained in the Merger Agreement shall have been, as of January 19, 2001, and will be, as of the Effective Time, true and correct in all material respects, as though they were made at and as of the Effective Time (except to the extent such representations and warranties speak as of an earlier date) and Hub shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of Kaye to that effect;

(ii) Kaye shall have performed or complied in all material respects with all agreements and covenants required by the Merger Agreement to be performed or complied with by it on or prior to the Effective Time and Hub shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of Kaye to that effect;

(iii) Kaye shall have obtained all consents from third parties under any Company Material Contract (as defined in the Merger Agreement) required as a result of the transactions contemplated under the Merger Agreement;

(iv) all consents, approvals and authorizations required to be made with or received from the TSE under applicable rules and regulations in respect of the issuance by Hub of common shares to Bruce D. Guthart and the issuance and sale by Hub of convertible debentures to Fairfax as well as the listing of the common shares to be issued to Mr. Guthart and the common shares of Hub underlying such convertible debentures shall have been made or received;

(v) no Action shall have been brought and remain pending by any Governmental Entity or other person, entity or group that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect (as defined in the Merger Agreement);

(vi) Bruce D. Guthart shall have executed the Guthart Employment Agreement, together with the related Management Bonus Agreement and the Guthart Investment Agreement; and

(vii) prior to the closing date of the Merger, SRW, Amsco, and DSI shall have agreed in writing to accept cash in lieu of their right to receive securities of Kaye pursuant to an asset purchase agreement between them and KIA dated as of January 1, 1999, and Kaye will have delivered an executed copy of this waiver to Hub.

         The obligation of Kaye to consummate the Merger is subject to the satisfaction of certain conditions in addition to those described earlier. Kaye may waive any and all of these conditions at its discretion (to the extent permitted by applicable law). These conditions are:

(i) each of the representations and warranties of Hub and the Hub Subsidiary contained in the Merger Agreement were, as of January 19, 2001, and will be, as of the Effective Time, true and correct in all material respects, as though they were made at and as of the Effective Time (except to the extent such representations and warranties speak as of an earlier date), and Kaye shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of Hub to that effect;

(ii) Hub and the Hub Subsidiary shall have performed or complied in all material respects with all agreements and covenants required by the Merger Agreement to be performed or complied with by them on or prior to the Effective Time and Kaye shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of Hub to that effect; and

(iii) Fairfax and its affiliates shall not have sold or otherwise disposed of the number of common shares of Hub that would cause them, at the date of the Effective Time, to no longer beneficially own (a) at least 30% of the outstanding common shares of Hub, and (b) more common shares of Hub than any other shareholder of Hub.

         The Merger Agreement also contains certain terms and conditions relating to the issuance of convertible debentures by Hub to stockholders of Kaye. Since Hub elected, as of April 20, 2001, that the Merger Consideration will consist solely of cash, such conditions are no longer applicable.


         Representations and Covenants. The Merger Agreement contains various representations and warranties of Hub, the Hub Subsidiary and Kaye. The representations of Hub and the Hub Subsidiary relate to: (i) corporate organization and qualification; (ii) articles of incorporation and by-laws;
(iii) authority relative to the Merger Agreement; (iv) capitalization; (v) conflicts and required filings and consents; (vi) permits and compliance; (vii) filings and financial statements; (viii) undisclosed liabilities; (ix) taxes;
(x) operations of the Hub Subsidiary; (xi) financing; (xii) brokers; (xiii) affiliate transactions; (xiv) indebtedness of Hub; (xv) the good standing of Hub as a reporting issuer under the Securities Act (Ontario); and (xvi) a lack of threatened or actual suspension of trading of Hub securities.

         The representations of Kaye relate to (i) corporate organization and qualification; (ii) certificate of incorporation and by-laws; (iii) authority relative to the Merger Agreement; (iv) capitalization; (v) conflicts and required filings and consents; (vi) permits and compliance and other affiliate transactions; (vii) filings and financial statements; (viii) undisclosed liabilities; (ix) absence of certain changes and events and absence of litigation; (x) employee benefit matters, (xi) material contracts, (xii) environmental matters; (xiii) title to properties; (xiv) intellectual property;
(xv) taxes; (xvi) board of director approval; (xvii) employment agreements; (xviii) insurance; (xix) state takeover statutes; (xx) labor matters; (xxi) brokers; (xxii) title to insurance business; (xxiii) absence of restrictions on conduct of business; (xxiv) computer systems; (xxv) insurance companies; (xxvi) no downgrading of rating; (xxvii) fairness opinion; and (xxviii) various other specific representations relating to Old Lyme Insurance Company of Rhode Island, Inc., Old Lyme Insurance Company Ltd. and the subsidiaries of such companies.

         Kaye has agreed in the Merger Agreement that it will:

(i) conduct its business in the ordinary course prior to the Effective Time and use its reasonable best efforts to preserve substantially intact the business organization (unless approved by Hub) of it and each of its operating subsidiaries with total assets in excess of $50,000 on its balance sheet at September 30, 2000 (each a "Kaye Subsidiary");

(ii) maintain its and the Kaye Subsidiaries' rights and keep available the services of the present officers, employees and consultants of Kaye and the Kaye Subsidiaries; and

(iii) preserve the present relationships of Kaye and the Kaye Subsidiaries with their customers, licensors, licensees and other persons with which or whom Kaye or any of the Kaye Subsidiaries has significant business relations and where the loss of any of these relationships would individually or in the aggregate have a material adverse effect on Kaye and the Kaye Subsidiaries taken as a whole.

         Kaye has agreed in the Merger Agreement that neither it nor any of its subsidiaries will, or will propose to, without the prior written consent of Hub:

(i) amend or otherwise change its Certificate of Incorporation or By-Laws or equivalent organizational documents;

(ii) transfer, issue, sell, pledge, lease, license, dispose, grant, encumber, or authorize for transfer, issuance, sale, pledge, lease, license, disposition, grant or encumbrance (a) any shares of its stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such stock, or any other ownership interest (including, without limitation, any phantom interest), of Kaye or any of the Kaye Subsidiaries or (b) any assets of Kaye or any of the Kaye Subsidiaries except in the ordinary course of business;

(iii) authorize, declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its stock, except that Kaye may declare and pay regular quarterly dividends on its common stock in cash at times consistent with past practice in an aggregate amount not in excess of $0.025 per share of its common stock;

(iv) reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock;

(v) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets or any other business combination) any interest in any corporation, partnership, other business organization or any division thereof or all or substantially all of the assets of any such entity, except for ordinary course organizations affiliated to a purchasing group of Kaye or any of the Kaye Subsidiaries;

(vi) incur any material indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse the obligations of any person, or make any loans, advances or capital contributions to any person or grant any security interest in any of its assets, except in the ordinary course of business if the same would not be reasonably likely to have a Material Adverse Effect;

(vii) enter into any lease for the principal location of Kaye in New York, New York;

(viii) authorize, or make any commitment with respect to, any capital expenditures that are, in the aggregate, in excess of $500,000 for Kaye and its subsidiaries taken as a whole;

(ix) other than to facilitate the consummation of the Transactions, waive any stock repurchase or acceleration rights in any material respect, amend or change the terms of any options or restricted stock in any material respect, or reprice options granted under the Kaye Stock Option Plan or authorize cash payments in exchange for any options granted under any such plans (except to implement the amendments to the Kaye Stock Performance Plan previously authorized by the Board);

(x) increase the compensation payable or to become payable to its directors, officers or employees, except that it may make increases in the ordinary course of business (and consistent with current budgets) in salaries or wages of employees of Kaye or any of the Kaye Subsidiaries or directors or officers of Kaye or any of the Kaye Subsidiaries who are employed at will by Kaye or such Kaye Subsidiary;

(xi) grant any rights to severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of Kaye or any of the Kaye Subsidiaries, except that it may grant such rights or enter in such agreements in the ordinary course of business to any employees of Kaye or any of the Kaye Subsidiaries who are not directors or officers of Kaye or any of the Kaye Subsidiaries;

(xii) establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund or policy for the benefit of any director, officer or employee;

(xiii) take any affirmative action to accelerate the vesting of any stock-based compensation;

(xiv) hire or retain any person (other than as an employee at will) if such person's aggregate annual or annualized compensation is expected to be in excess of $100,000;

(xv) take any action with respect to accounting principles or procedures, other than reasonable and usual actions in the ordinary course of business or required actions pursuant to a change in applicable statutory or generally accepted accounting principles;

(xvi) pay, discharge or satisfy any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise) of more than $500,000 individually or in the aggregate, except that it may pay, discharge or satisfy, in the ordinary course of business, liabilities reflected or reserved against in the balance sheet of Kaye contained in Kaye filings with the SEC as of September 30, 2000 or subsequently incurred in the ordinary course of business;

(xvii) take any action that results in any of the conditions to consummating the Merger discussed under "----Conditions to the Merger" not being satisfied, except for any action that may be required by applicable federal, national, state, provincial, municipal or local law, statute, ordinance, rule, regulation, order, injunction, judgment or decree; or

(xviii) announce an intention to authorize or enter into any agreement or otherwise make any commitment to do any of the above.

         In addition, the Merger Agreement contains agreements of Hub, the Hub Subsidiary and Kaye regarding: (i) this Proxy Statement; (ii) the Special Meeting of the Kaye stockholders; (iii) access to information and confidentiality; (iv) solicitations or negotiations of any proposal of a third party to acquire Kaye and its subsidiaries or the assets thereof (see "-No Solicitation or Negotiation"); (v) indemnification and insurance for directors and officers; (vi) taking further actions, obtaining consents and making filings necessary to consummate the Merger; (vii) consents of Performance Stock Holders (which consents have already been obtained); (viii) making public announcements concerning the Merger and the Transactions; (ix) Hub causing Bruce D. Guthart to become a member of the Board of Directors of Hub and the Hub Subsidiary; (x) Hub obtaining funding for Kaye if, as a result of the Merger or Kaye entering into the Merger Agreement, it is required by Kaye; and (xi) Hub causing Form A to be filed with the insurance regulatory authorities of Rhode Island by March 5, 2001 (which form has been filed).

         No Solicitation or Negotiation. Pursuant to the Merger Agreement, Kaye has agreed that neither it nor any of the Kaye Subsidiaries shall, directly or indirectly, through any officer, director, agent, or otherwise, solicit, initiate or encourage the submission of, any Acquisition Proposal (as defined below). Except as set forth below, neither the Board nor any of its committees may (i) withdraw, modify or change, or propose to withdraw, modify or change, in a manner adverse to Hub or the Hub Subsidiary, the approval or recommendation by the Board of Directors of Kaye or any of its committees of the Merger Agreement, the Merger or any other transaction contemplated by the Merger Agreement, (ii) approve or recommend, or propose to approve or recommend, any Acquisition Proposal or (iii) enter into any agreement with respect to any Acquisition Proposal. Kaye must (and must direct or cause its directors, officers, employees, representatives and agents to) immediately cease and terminate any discussions or negotiations with any parties that may be ongoing with respect to any Acquisition Proposal. Kaye must promptly advise Hub both orally and in writing of (i) any Acquisition Proposal or any request for information with respect to any Acquisition Proposal, the material terms and conditions of such Acquisition Proposal or request and the identity of the person making such Acquisition Proposal or request and (ii) any changes in any such Acquisition Proposal or request.

         Notwithstanding the foregoing, Kaye may participate in discussions or negotiations regarding, or furnish to any person, any information with respect to, or otherwise cooperate in any way with respect to, or assist or participate in, facilitate or encourage, any unsolicited proposal that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal if the Board of Directors of Kaye determines in good faith, after having received advice from outside legal counsel, that its fiduciary duties under applicable law require it and after providing written notice to Hub and the Hub Subsidiary and entering into a customary confidentiality agreement on terms no less favorable to Kaye than those contained in the confidentiality agreement entered into with Hub and related parties in connection with the Merger Agreement. Kaye has further agreed, except as required by its Board's fiduciary duties under applicable law after having received advice from outside legal counsel, not to release any third party from, or waive any provision of, any confidentiality or standstill agreement to which Kaye is a party.


         The term "Acquisition Proposal" is defined in the Merger Agreement to mean (i) any proposal or offer from any person relating to any direct or indirect acquisition of (A) 30% or more of the fair market value of the assets of Kaye and its subsidiaries taken as a whole or (B) over 30% of any class of equity securities of Kaye or of any Kaye Subsidiary; (ii) any tender offer or exchange offer, as defined pursuant to the Exchange Act, that, if consummated, would result in any person beneficially owning 30% or more of any class of equity securities of Kaye or any Kaye Subsidiary; (iii) any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving Kaye or any Kaye Subsidiary, other than the Transactions; (iv) any person or entity shall have acquired, after the date hereof, beneficial ownership or the right to acquire beneficial ownership of, or any "group" (as such term is defined under Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder; provided, however, that any "group" formed or deemed formed by persons taking actions in furtherance of the Merger Agreement shall not be deemed to constitute a group) shall have been formed that beneficially owns or has the right to acquire beneficial ownership of, 30% or more of any class of equity securities of Kaye or any person, entity or "group" beneficially owning, as of the date hereof, 30% or more of any class of equity securities of Kaye shall have acquired, after the date hereof, beneficial ownership or the right to acquire beneficial ownership of an additional 1% of such class of equity securities of Kaye; (v) the declaration or payment by Kaye, of an extraordinary dividend on any of its shares of capital stock or the effectuation by Kaye of a recapitalization or other type of transaction that would involve either a change in Kaye's outstanding capital stock or a distribution of assets of any kind to the holders of such capital stock; (vi) the repurchase by Kaye of Shares or (vii) any other transaction the consummation of which would reasonably be expected to impede, interfere with, prevent or materially delay consummation of the Merger or the Transactions.

         Termination. The Merger Agreement may be terminated at any time prior to the Effective Time by mutual written consent of each of Hub, the Hub Subsidiary and Kaye duly authorized by each of their respective Boards of Directors.

         Either Hub, the Hub Subsidiary or Kaye may terminate the Merger Agreement at any time prior to the Effective Time if the Effective Time has not occurred on or before December 31, 2001. This right to terminate the Merger Agreement, however, will not be available to any party whose failure to fulfill any obligation under the Merger Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before December 31, 2001.

         Either Hub or Kaye may terminate the Merger Agreement at any time prior to the Effective Time if certain events occur. These events (the "Hub/Kaye Trigger Events") are:

(i) there is any Order of a Governmental Entity (either temporary, preliminary or permanent) then in effect which has the effect of making consummation of the Merger illegal or otherwise prevents or prohibits consummation of the Merger, provided that the right to terminate under these circumstances will not be available to any party whose failure to fulfill its obligations under the Merger Agreement caused or resulted in the Order; or

(ii) the Merger Agreement and the Transactions fail to receive the requisite vote for approval at the Special Meeting.

         Hub may terminate the Merger Agreement at any time prior to the Effective Time if certain events occur. These events (the "Hub Trigger Events") are:

(i) Kaye's Board of Directors withholds, withdraws, modifies or changes the resolutions that were duly adopted on January 18, 2001 (a) approving the Merger Agreement and the Merger, and determining that the execution, delivery and performance of the Merger Agreement is advisable and (b) recommending that the stockholders of Kaye approve the Merger and the Merger Agreement and directing that the Merger Agreement and the Transactions be submitted for consideration by the Kaye's stockholders at the Kaye Stockholders' Meeting (the "Kaye Board Approval") in a manner adverse to Hub, or resolves to do so;

(ii) Kaye's Board of Directors either (a) recommends to its stockholders an Acquisition Proposal, (b) resolves to do so, or (c) enters into any letter of intent or similar document or any agreement, contract or commitment accepting any Acquisition Proposal;

(iii)    Kaye fails to include the Kaye Board Approval in this Proxy Statement;

(iv) Hub requests in good faith, based on its good faith belief that it is desired under the circumstances, a certification from management of Kaye that the Board has not withdrawn, modified or changed, or resolved to do any of the foregoing, with respect to its recommendation in favor of the approval of the Merger and the Merger Agreement and management of Kaye then fails to deliver that certification within five business days of Hub's request;

(v) a tender offer or exchange offer for 30% or more of the outstanding shares of stock of Kaye is commenced and, within five business days after such offer is commenced, Kaye's Board of Directors fails to recommend against acceptance of such tender offer or exchange offer by its stockholders (including by taking no position with respect to the acceptance of such tender offer or exchange offer by its stockholders);

(vi) Kaye does not hold the Special Meeting within 45 days of the date of the filing of a definitive version of this Proxy Statement with the SEC;

(vii) Kaye breaches any of its representations, warranties, covenants or agreements set forth in the Merger Agreement, or any representation or warranty of Kaye becomes untrue, and as a result thereof, Kaye cannot satisfy those conditions relating to its representations and warranties and covenants described in the Merger Agreement (a "Terminating Kaye Breach"). If, however, Kaye can cure the Terminating Kaye Breach through the exercise of all reasonable efforts, and Kaye continues to exercise all reasonable efforts, Hub may not terminate the Merger Agreement for a period of 30 days from the date on which Hub delivers to Kaye a written notice setting forth in reasonable detail the circumstances giving rise to the Terminating Kaye Breach. If within such 30 day period, Kaye cures the Terminating Kaye Breach, then Hub may not terminate the Merger Agreement pursuant to the circumstances described in this clause (vii); or

(viii) Kaye breaches its obligations under the Merger Agreement not to solicit or negotiate as described in "--No Solicitation or Negotiation" above.

         Kaye may terminate the Merger Agreement at any time prior to the Effective Time if certain events occur. These events (the "Kaye Trigger Events") are:

(i) Hub breaches any of its representations, warranties, covenants or agreements set forth in the Merger Agreement, or any of its representations or warranties become untrue, and as a result thereof, Hub cannot satisfy the conditions relating to its representations and warranties and covenants described in the Merger Agreement (a "Terminating Hub Breach"). If, however, Hub can cure the Terminating Hub Breach through the exercise of all reasonable efforts, and Hub continues to exercise all reasonable efforts, Kaye may not terminate the Merger Agreement for a period of 30 days from the date on which Kaye delivers to Hub written notice setting forth in reasonable detail the circumstances giving rise to the Terminating Hub Breach. If, within such 30 day period, Hub cures the Terminating Hub Breach, then Kaye may not terminate the Merger Agreement pursuant to the circumstances described in this clause (i).

(ii) Upon approval of the Board if (prior to the Kaye Stockholders' Approval) the Board determines in good faith, after having received advice from outside legal counsel, that its fiduciary duties under applicable law require it to do so in order to enter into an agreement with respect to a Superior Proposal (as defined below). Kaye must provide (a) five business days' prior written notice to Hub, setting forth in reasonable detail the identity of the person making, and the final terms and conditions of, the Superior Proposal, and (b) duly consider any proposals that may be made by Hub during such five business day period. If Kaye chooses to terminate the Merger Agreement in this manner, the termination will not be effective until Kaye makes full payment of all termination fees and expenses described in "--Fees and Expenses" below.

         "Superior Proposal" is defined by the Merger Agreement to mean any Acquisition Proposal on terms which the Board determines, in its good faith judgment (after having received the advice of a financial advisor of recognized reputation), to be more favorable to Kaye's stockholders than the Merger and for which financing, to the extent required, is then committed.

         Fees and Expenses. Except as specifically provided below, each party to the Merger Agreement will bear its own costs and expenses, whether or not the Merger and the Transactions are consummated. Kaye and Hub each will pay one-half of all expenses relating to printing and filing of this Proxy Statement (including all SEC and other regulatory filing fees).

         The Merger Agreement also provides that if the Merger Agreement is terminated pursuant to:

(i) subsections (ii) through (vii) or (ix) under Hub Trigger Events above or subsection (ii) under Kaye Trigger Events above; or

(ii)     subsection (ii) under Hub/Kaye Trigger Events above or subsection
         (viii) under Hub Trigger Events above and Kaye enters into an agreement with respect to an Acquisition Proposal, or an Acquisition Proposal is consummated, in each case within 12 months after such termination, and Kaye has not until such time been required to pay the Fee (as defined below) to Hub pursuant to the terms of this clause (i) or clause (ii) above;

then, in any of these events, Kaye will pay Hub promptly (but in no event later than 10 business days after the first of these events shall have occurred) the Fee in immediately available funds, plus all Expenses (as defined below).

         The Merger Agreement also provides that if the Merger Agreement is terminated for any reason whatsoever and a party to it is in material breach of either its material covenants and agreements or its representations and warranties contained in the Merger Agreement, such party shall, whether or not the Fee is paid pursuant to clause (i) or (ii) above, reimburse the other party and its respective stockholders and affiliates for all out of pocket expenses and fees (including fees of counsel, accountants, experts and consultants, and their respective stockholders and affiliates, collectively "Expenses") incurred or accrued by either of them or on their behalf in connection with the Merger or the Transactions and for which that party or its stockholders or affiliates is liable not later than five business days after submission of statements for these Expenses. In no event, however, will any party be obligated to pay Expenses incurred by the other party in excess of $1,000,000.

         If Kaye fails to pay the Fee or any Expenses when due, or if Hub fails to pay any Expenses when due, the term "Expenses" shall include: costs and expenses actually incurred or accrued by the other and its stockholders and affiliates (including, without limitation, fees and expenses of counsel) in connection with the collection under and enforcement of such right under the Merger Agreement, together with interest on such unpaid Fee (in the case of Kaye) and Expenses (in the case of either Hub or Kaye), commencing on the date that the Fee (in the case of Kaye) or such Expenses (in the case of either Hub or Kaye) became due, at a rate equal to the rate of interest publicly announced by Citibank, N.A., from time to time, in the New York, New York, as such bank's Base Rate plus 2%.

SOURCE AND AMOUNT OF FUNDS

         Based on the number of outstanding Shares on the Record Date, Hub will require approximately $____ million to pay $14 in cash for each Share outstanding. Hub intends to fund the payment of the Merger Consideration through a combination of its own cash reserves, at least $35 million from the sale of convertible debentures to Fairfax and loans from other lenders upon commercially reasonable terms.

CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         THE FOLLOWING DISCUSSION IS NOT INTENDED TO BE A COMPLETE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER. IN ADDITION, THE DISCUSSION DOES NOT ADDRESS TAX CONSEQUENCES THAT MAY VARY WITH, OR ARE CONTINGENT UPON, A STOCKHOLDER'S INDIVIDUAL CIRCUMSTANCES, AND DOES NOT ADDRESS ANY NON-INCOME TAX OR ANY FOREIGN, STATE, OR

LOCAL TAX CONSEQUENCES. ACCORDINGLY STOCKHOLDERS ARE STRONGLY URGED TO CONSULT WITH THEIR TAX ADVISORS TO DETERMINE THEIR PARTICULAR FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX CONSEQUENCES OF THE MERGER.

         The following discussion is based on and subject to the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated under the Code, existing administrative interpretations and court decisions, all of which are subject to change, possibly with retroactive effect. Any such change could affect the continuing validity of the discussion. The discussion does not address all aspects of federal income taxation that may be important to a stockholder in light of each stockholder's particular circumstances or if a stockholder is subject to special rules, such as rules relating to:

         (i)      stockholders who are not United States persons;

         (ii)     financial institutions;

         (iii)    tax-exempt organizations;

         (iv)     insurance companies;

         (v)      dealers in securities;

         (vi) traders in securities that elect to use a mark-to-market method of accounting;

         (vii)    "S" corporations;

         (viii)   expatriates;

         (ix)     persons who are subject to alternative minimum tax;

         (x) stockholders who acquired their Shares pursuant to the exercise of options or similar derivative securities, through a tax-qualified retirement plan or otherwise as compensation;

         (xi) stockholders who hold their Shares as part of a hedge, straddle or other risk reduction, constructive sale or conversion transaction; and

         (xii) stockholders who hold ten percent (10%) or more of the stock of Hub.


         Treatment of the Merger
         -----------------------

         The Merger will not be a taxable transaction to Kaye or Hub.

         Treatment of the Exchange of Kaye Shares in the Merger
         ------------------------------------------------------

         An exchange of Shares for cash in the Merger will be a taxable transaction for federal income tax purposes. In general, if Shares constitute capital assets in the hands of a stockholder, the stockholder will recognize capital gain or loss equal to the difference between (i) the amount of cash received and (ii) the tax basis in the Shares surrendered in exchange therefor. Such gain or loss will be long-term capital gain or loss to a Kaye stockholder whose holding period for such Shares is more than one year at the Effective Time.

REGULATORY FILINGS AND APPROVALS

         Under the HSR Act, and the rules promulgated thereunder by the Federal Trade Commission ("FTC"), certain acquisition transactions, including the Merger, may not be consummated until specified notification requirements have been satisfied and waiting periods have been terminated or expired. On January 31, 2001, the Notification and Report Forms required pursuant to the HSR Act were filed by Kaye and Hub with the Antitrust Division of the Department of Justice and with the FTC (the "Federal Antitrust Agencies") for review in connection with the Merger. Early termination of the applicable waiting period under the HSR Act was granted effective February 13, 2001. Even though the HSR Act waiting period has been terminated, the Federal Antitrust Agencies could take such actions under the antitrust laws as they deem necessary or desirable in the public interest, including seeking divestiture of substantial assets of Hub or Kaye. In certain cases, state antitrust regulators or other persons may also have the right to challenge the Merger under applicable antitrust laws. The parties do not believe that consummation of the Merger will result in a violation of any applicable antitrust laws. However, there can be no assurances that a challenge to the Merger on antitrust grounds will not be made or, if such a challenge is made, of the result thereof.

         The Merger is also subject to the review and approval of certain insurance regulatory authorities. Hub has caused a Form A to be filed with the insurance regulatory authorities of Rhode Island. In addition, the TSE has given its conditional approval to the issuance by Hub of convertible debentures to Fairfax and shares to Mr. Guthart, as well as the listing of these shares (including those underlying the debentures) on the TSE. See "The Merger - Interests of Certain Directors and Executive Officers of Kaye in the Merger - Guthart Investment in Hub Shares" and "The Merger -- Regulatory Filings and Approvals."

RIGHTS OF DISSENTING STOCKHOLDERS

         Record holders of Shares are entitled to appraisal rights under Section 262 of the DGCL in connection with the Merger. The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by reference to the full text of Section 262 which is reprinted in its entirety as Annex C to this Proxy Statement. Except as set forth herein and in Annex C, holders of Shares will not be entitled to appraisal rights in connection with the Merger.

         Under the DGCL, record holders of Shares who follow the procedures set forth in Section 262 and who have not voted in favor of the Merger will be entitled to have their Shares appraised by the Delaware Court of Chancery and to receive payment of the "fair value" of such shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, as determined by such court.

         Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, as in the case of the Special Meeting, not less than 20 days prior to such meeting, Kaye must notify each of the holders of Shares at the close of business on the record date for such meeting that such appraisal rights are available and include in each such notice a copy of Section 262. This Proxy Statement constitutes such notice for purposes of the Special Meeting. Any stockholder of record who wishes to exercise appraisal rights should review the following discussion and Annex C carefully because failure to timely and properly to comply with the procedures specified in Section 262 will result in the loss of appraisal rights under the DGCL.

         A holder of Shares wishing to exercise appraisal rights must deliver to Kaye, before the vote on the approval and adoption of the Merger Agreement at the Special Meeting, a written demand for appraisal of such holder's Shares. In addition, a holder of Shares wishing to exercise appraisal rights must hold of record such Shares on the date the written demand for appraisal is made and must continue to hold such Shares through the Effective Time.

         Only a holder of record of Shares is entitled to assert appraisal rights for the Shares registered in that holder's name. A demand for appraisal should reasonably inform Kaye of the holder's identity and that the holder intends to demand an appraisal.

         Within 10 days after the Effective Time, Kaye, as the Surviving Corporation, must send a notice as to the effectiveness of the Merger to each person who has satisfied the appropriate provisions of Section 262 and who has not voted in favor of or consented to the Merger as of the Effective Time. Within 120 days after the Effective Time, but not thereafter, the Surviving Corporation or any such stockholder who has satisfied the foregoing conditions and is otherwise entitled to appraisal rights, may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the Shares held by such stockholder. If no such petition is filed, appraisal rights will be lost for all stockholders who had previously demanded appraisal of their Shares. Stockholders of Kaye who wish to exercise their appraisal rights should therefore regard it as their obligation to take all steps necessary to perfect their appraisal rights in the manner prescribed in Section 262.

         Within 120 days after the Effective Time, any record holder of Shares who has complied with the provisions of Section 262 will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of Shares not voted in favor of approval of the Merger Agreement and with respect to which demands for appraisal were received by Kaye, and the aggregate number of holders of such Shares. Such statement must be mailed within ten days after the written request therefor has been received by the Surviving Corporation or within ten days after expiration of the time for delivery of demands for appraisal under Section 262, whichever is later.

         If a petition for appraisal is timely filed, after a hearing on such petition, the Delaware Court of Chancery will determine the holders of Shares entitled to appraisal rights and will appraise the "fair value" of the shares of Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. Holders considering seeking appraisal should be aware that the fair value of their Shares as determined under Section 262 could be more than, the same as or less than the value of the Merger Consideration that they would otherwise receive if they did not seek appraisal of their Shares. The Delaware Supreme Court has stated that "proof of value by any techniques or methods which are generally considered acceptable in the financial community are otherwise admissible in court" should be considered in the appraisal proceedings. In addition, Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenter's exclusive remedy. The Court will also determine the amount of interest, if any, to be paid upon the amounts to be received by persons whose Shares have been appraised. The costs of the action may be determined by the Court and taxed upon the parties as the Court deems equitable. Upon application of a holder, the Court may also order that all or a portion of the expenses incurred by any holder of Shares in connection with an appraisal, including without limitation, reasonable attorneys' fees and the fees and expenses of experts, be charged pro rata against the value of all of the Shares entitled to appraisal.

         Any stockholder of Kaye who has duly demanded an appraisal in compliance with Section 262 will not, after the Effective Time, be entitled to vote his or her Shares for any purpose nor, after the Effective Time, be entitled to the payment of dividends or other distributions thereon (except dividends or other distributions payable to stockholders of record at a date which is prior to the Effective Time).

         If no petition for an appraisal is filed within the time provided, or if a stockholder of Kaye delivers to the Surviving Corporation a written withdrawal of his or her demand for an appraisal and an acceptance of the Merger, within 60 days after the Effective Time or with the written approval of the Surviving Corporation thereafter, then the right of such stockholder to an appraisal will cease and such stockholder shall be entitled to receive the Merger Consideration. No pending appraisal proceeding in the Court of Chancery will be dismissed as to any stockholder without the approval of the Court, which approval may be conditioned on such terms as the Court deems just.

         STOCKHOLDERS DESIRING TO EXERCISE THEIR APPRAISAL RIGHTS SHOULD STRICTLY COMPLY WITH THE PROCEDURES SET FORTH IN SECTION 262 OF THE DGCL. FAILURE TO FOLLOW ANY OF SUCH PROCEDURES MAY RESULT IN A TERMINATION OR WAIVER OF APPRAISAL RIGHTS UNDER SECTION 262 OF THE DGCL.

                                BUSINESS OF KAYE

         General
         -------

         Kaye is a holding company which, through its subsidiaries, is engaged in a broad range of insurance brokerage, underwriting and related activities. Kaye operates in two insurance business segments - the Insurance Brokerage Companies Operations ("Brokerage Operations"), comprised of the Retail Brokerage Business and the Program Brokerage Business, and the Property and Casualty Companies Operations.

          In addition, Corporate Operations includes those activities that benefit Kaye in its entirety and cannot be specifically identified to either the Brokerage Operations or the Property and Casualty Companies Operations. Such activities include debt servicing and public company expenses, including investor relations costs.

         Kaye's activities are conducted from offices in New York, New York, Arcadia, California, Westport, Connecticut, Woodbury, New York and Warwick, Rhode Island.

         Insurance Brokerage Companies Operations
         ----------------------------------------

         The Retail Brokerage Business operates insurance brokerage businesses through four subsidiaries of Kaye, the "Retail Brokerage Companies". The Retail Brokerage Companies offers commercial clients a full range of insurance brokerage services including procurement of property/casualty insurance, risk management consulting, bonding, loss prevention engineering, and group employee benefit consulting services. In addition, personal lines and life and health insurance coverage are placed on behalf of individual clients.

          The Retail Brokerage Business' primary strategy is to service middle market companies and organizations just below the Fortune 500 level for which other national brokers intensely compete. Within this middle market, the Retail Brokerage Business has developed particular expertise and knowledge of the risks facing a number of industry sectors including health care, real estate, retail, manufacturing, houses of worship, law firms, homes for the aged and fine arts.

         During 2000, the Retail Brokerage Business serviced approximately 15,000 insureds. The Retail Brokerage Business is compensated for its services primarily in the form of commissions paid by insurance companies. The commission is usually a percentage of the premium paid by the insured. Commission rates depend upon the type of insurance, the particular insurance company, and the role in which the Retail Brokerage Business acts. In some cases a commission is shared with other agents or brokers who have acted jointly with the Retail Brokerage Business in connection with the transaction. The Retail Brokerage Business may also receive from an insurance company a contingent commission that is generally based on the profitability and volume of business placed with it by the Retail Brokerage Business over a given period of time. The Retail Brokerage Business may also receive fees from insureds in connection with consulting services relating to the marketing of insurance.

          Program Brokerage Corporation ("PBC" or the "Program Brokerage Business") is a subsidiary of Kaye and operates a wholesale insurance brokerage business which offers retail insurance agents and brokers innovative solutions to the twin insurance problems of price and availability of coverage. It accomplishes this by organizing pools of similar risks into specially designed alternative distribution programs through which it places insurance for affinity groups (the "Programs").

         The Program Brokerage Business is one of the leaders in the application of purchasing groups in the commercial insurance market. Approximately 73% of PBC's premium volume was generated by its own producers and approximately 800 unrelated retail insurance agent and broker producers serving approximately 10,500 insureds during 2000. The remaining 27% was derived from the Retail Brokerage Business. Approximately 35% of PBC's premium volume is directly or indirectly placed with two affiliates, Old Lyme Insurance Company of Rhode Island, Inc. ("OLRI") and Old Lyme Insurance Company, Ltd. (Bermuda) ("OLB").

         Property and Casualty Companies Operations
         ------------------------------------------

         Kaye conducts its property and casualty underwriting business through two insurance company subsidiaries (the "Insurance Companies"), OLRI and OLB. OLRI is a property and casualty insurance company licensed in Rhode Island and eligible as a surplus lines insurer in New York and New Jersey. OLB is a property and casualty insurance company organized and licensed under the laws of Bermuda. In states where the Insurance Companies are not admitted insurers or surplus lines insurers, the Insurance Companies underwrite risks through various reinsurance agreements.

          The Insurance Companies underwrite property risks (loss or physical damage to property) and OLRI underwrites casualty risks (legal liability for personal injury or damaged property of others) for insureds in the United States. Insurance is sold principally through the Programs marketed by PBC which insure various types of businesses and properties that have similar risk characteristics, ___ such as apartments, condominiums, cooperatives, restaurants, building maintenance companies, automobile service stations, retail stores, funeral homes and pharmacies, among others.

          The Insurance Companies' strategy is to underwrite only the first "layer" of the property and casualty insurance provided under the Programs. Exposure to individual insureds on individual losses is thereby generally limited to between $10,000 and $25,000 per claim, depending on the Program. Under the Programs, the Insurance Companies' policies are sold in conjunction with policies issued by unaffiliated Program insurers that provide coverage for losses above the first layer of risk underwritten by the Insurance Companies. In addition, OLRI has issued policies on a selected basis with limits up to $3,500,000 with net retention on one policy of $100,000 of exposure and reinsuring the remaining limits with unaffiliated reinsurers rated A or better by A.M. Best Company ("A.M. Best"), a major rating agency for insurers.

         The Property and Casualty Companies Operations includes CAC, a subsidiary of Kaye which is responsible for the administration of a large majority of the claims submitted to the Insurance Companies. The administration of claims includes investigation, engagement of legal counsel, approval of settlements and the making of payments to, or on behalf of insureds. OLRI pays CAC for its services. CAC also provides claims administration service to certain of the unaffiliated Program insurers for a fee.

         History of Kaye
         ---------------

                  1952 to 1993
                  ------------

         Prior to the initial public offering ("IPO") of Old Lyme Holding Corporation's ("Holding") common stock in August 1993, the operations of the Retail Brokerage Companies, PBC, the Insurance Companies and CAC were part of a single combined insurance and brokerage business owned by Kaye International L.P. ("KILP") and certain individuals. KILP, via several stock and asset acquisitions and mergers, traces its origins back to 1952. Prior to the IPO, KILP developed the concept of the "deductible" primary "layer" of insurance coverage administered through Programs. This business was placed through the Insurance Companies. In August 1993, after years of successful growth, the Insurance Companies, PBC and CAC were organized under Holding, approximately 33% of the common stock of which was sold to the public.

          At the time of the IPO, management of Holding believed that its historical marketing efforts and ability to expand its business were hampered by its small capital base and its lack of a letter rating from A.M. Best. Approximately $13,000,000 of the proceeds of the IPO were contributed to OLRI to increase its capital and surplus to permit it to (i) increase its underwriting capabilities, (ii) obtain a letter rating from A.M. Best, and (iii) enable OLRI to meet certain regulatory capital and surplus requirements. As a result of the proceeds being contributed, OLRI significantly increased its underwriting capacity. This enabled it to ultimately obtain an A.M. Best rating of A- (Excellent) (which it currently maintains) and meet all regulatory capital and surplus requirements.

         The business growth of OLRI, however, depends on the creation of new Programs and the addition of insureds into existing Programs. OLRI relies on PBC to develop new Programs. PBC is also OLRI's most important and significant producing broker, historically producing all of the Insurance Companies' net premiums earned.

                  1994
                  ----

         In 1994, the Retail Brokerage Business completed the integration of its 1992 acquisition of Amalgamated Programs Corporation and related entities ("Amalgamated") and continued to downsize to adjust for the continuing "soft market" in property and casualty premium rates. At the time, the officers of the general partners of KILP (which included members of Holding's Board of Directors) concluded that the combination of Holding and the Retail Brokerage Business would be advantageous for both OLRI and KILP. This conclusion was based on three factors: (a) improved operating results derived from the Amalgamated integration and "soft market" downsizing, (b) the improved outlook for the Retail Brokerage Business and (c) the fact that the Retail Brokerage Business accounted for approximately one-half of PBC's premium volume.

          In evaluating the combination, Holding's Board of Directors also considered the fact that the market for Holding's common stock following the IPO was relatively illiquid. The Board believed that the combination of the Retail Brokerage Business with Holding would increase the size of Holding, make it a more financially diverse company and potentially attract a broader spectrum of investors.

                  1995
                  ----

         The combination (the "Combination") was effective October 2, 1995 and was accounted for as a transfer and exchange between companies under common control. Accordingly, the assets and liabilities of the Retail Brokerage Business were combined with those of Holding at their historical cost in a manner similar to a "pooling of interests". The Combination was accomplished as follows:

         1. Holding transferred to then recently formed Kaye Holding Corp. ("KHC") all of the outstanding stock of the Insurance Companies and its two other subsidiaries, PBC and CAC, and its other assets in exchange for (i) 82,400 shares of KHC common stock, representing 82.4% of the total outstanding KHC common stock, and (ii) the assumption by KHC of certain of Holding's liabilities.

         2. KILP transferred all of its interest in the limited partnerships conducting the Retail Brokerage Business (the "Retail Partnerships") and certain related assets to KHC in exchange for (i) 17,200 shares of KHC common stock, representing 17.2% of the total outstanding KHC common stock, and (ii) the assumption by KHC of certain KILP liabilities.

         3. Certain individuals transferred to KHC all of their interests in the corporate general partners of the Retail Partnerships (the "Retail Brokerage Companies") in exchange for 400 shares of KHC common stock, representing 0.4% of the total outstanding KHC common stock.

         4. KHC contributed its interests in the Retail Partnerships to the Retail Brokerage Companies thereby causing the dissolution of the Retail Partnerships. As a result, the Retail Brokerage Companies, as a group, own all of the assets, and are subject to all of the liabilities, of the Retail Brokerage Business.

         5. Holding changed its name to Kaye Group Inc.

                  1997
                  ----

          On December 30, 1997 stockholders of Kaye approved a restructuring that merged KHC into Kaye. This eliminated the minority interest in KHC held by KILP and simplified the corporate structure and reporting of Kaye.

                  1998
                  ----

         On May 12, 1998 KILP was dissolved and approximately 6,100,000 shares of Kaye were distributed by KILP to its partners, consisting of Kaye Investments L.P., ZS Kaye, L.P., other entities and individuals.

                  2001
                  ----

         The chart below reflects the current structure of Kaye:


                                [KAYE GROUP INC.]
                             (Corporate Operations)

              100%                                         100%
----------------------------------            ----------------------------------
INSURANCE BROKERAGE COMPANIES                 PROPERTY AND CASUALTY COMPANIES
  Kaye Insurance Associates, Inc.             Old Lyme Insurance Company of
  Kaye Insurance Associates, Inc. -             Rhode Island, Inc.
       New England                            Old Lyme Insurance Company, Ltd.
  Kaye-Western Insurance & Risk               Park Brokerage, Ltd.
       Services, Inc.                         Claims Administration Corporation
  Kaye Services Corp.
  Program Brokerage Corporation
  Advanced Benefit Resources Corp.
----------------------------------            ----------------------------------

         Affinity Group Marketing
         ------------------------

         Kaye generally services middle market entities just below the Fortune 500 level. Within this market, it has developed particular expertise and knowledge of risks facing a number of industry sections. Based on this expertise and knowledge, Kaye develops and markets insurance programs for various purchasing groups (Affinity Group Marketing), including hospitals, houses of worship, law firms, mental health practitioners, homes for the aged and fine arts, among others. Affinity Group Marketing programs (including alternative distribution programs) contribute 63% of Kaye's 2000 consolidated revenues, excluding investment income.

         Retail Brokerage Operations
         ---------------------------

         The Retail Brokerage Business generally services middle market entities as described above. Approximately 20% of the Retail Brokerage Business' 2000 revenues relate to such affinity groups. Of this 20%, approximately 44% of the related revenues are derived from unrelated insurance markets. The remaining 56% is derived from PBC. (The premium volume associated with this 56% represents approximately 27% of PBC's premium volume.) No premiums are placed with the Insurance Companies directly by the Retail Brokerage Business.

         PBC and Insurance Companies Operations
         --------------------------------------

         PBC designs alternative distribution programs for affinity groups and markets via a network of retail insurance brokers, including the Retail Brokerage Companies. PBC's distribution network includes its own producers and approximately 800 unrelated retail agent and broker producers. These producers account for 73% of PBC's premium volume. The Insurance Companies underwrite a portion of the Programs and only underwrite programs designed by PBC. Beginning in 2000, PBC began the placement of non-program related business on behalf of its unrelated retail agent and broker producer network. The Insurance Companies do not underwrite any of this business.

          During the past seven years the original 1:2 ratio of insurance premiums produced by unrelated retail brokers to insurance premiums produced by the Retail Brokerage Companies (the "Production Ratio"), respectively, has reversed. But production from both sources has grown. PBC's total premium volume for 2000 of $86,000,000 increased 26% over 1999. It is expected that the Production Ratio will approach 4:1 during 2001, consistent with PBC's strategy of growing the unrelated retail producer distribution network.

          Once PBC establishes a program, it acts as the placing broker with respect to insurance under the Programs. In such a role, PBC acts as an intermediary in placing the programs with various unaffiliated insurers as well as the Insurance Companies.

          PBC receives commissions from OLRI and the unaffiliated Program insurers. Pursuant to sub-brokerage agreements, PBC pays commissions to retail brokers based upon all business produced by such agents and brokers (including business placed by PBC with the unaffiliated Program insurers).

          The Insurance Companies' strategy is to underwrite only the first "layer" per claim (the deductible range) of the property and casualty insurance provided under the Programs developed by PBC. This limits their exposure to individual insureds on individual losses to the deductible range depending on the Program. Under the Programs, the Insurance Companies' policies are sold in conjunction with policies issued by unaffiliated insurers that provide coverage for losses above the first "layer" of risk underwritten by the Insurance Companies. The Insurance Companies believe that their rates for the first "layer" of risk, when combined with the rates of such other unrelated insurers for the coverage above such layer, are generally competitive with the rates that other insurance companies would charge to provide comparable coverage.

          The Insurance Companies currently participate in 27 alternative distribution programs. The major program groupings are as follows:

         1. The residential real estate programs provide property and casualty insurance for residential real estate including rental apartments, cooperatives, and condominiums. Policies protect the owner from property losses and casualty claims, such as claims brought by a tenant or member of the public injured on the premises. These programs are offered principally in the New York City area and have approximately 2,400 insureds.

         2. The restaurant programs insure restaurants against casualty claims (most typically brought by an injured restaurant patron) and property losses. Many of the restaurants that participate in these programs are "white tablecloth" restaurants. The restaurant programs have approximately 2,600 insureds.

         3. The real estate umbrella program insures residential and commercial real estate owners against certain types of casualty losses. Insureds are provided with an extra level of protection in conjunction with a standard umbrella policy. Coverage is provided for losses that are included within the broad terms of the policy, but are excluded under the general casualty policy. This program also offers high umbrella casualty limits primarily provided by unrelated Program insurance companies to individual real estate owners. OLRI has a maximum exposure of $10,000 per claim. The real estate umbrella program has approximately 500 insureds.

         The restaurant programs, residential real estate programs and real estate umbrella program accounted for 76% of the net premiums earned by the Insurance Companies in 2000. The remaining programs represent 24% of the net premiums earned by the Insurance Companies in 2000. They have approximately 4,800 insureds and include, among others, the following affinity groups: catalog showrooms, homeowners, retail stores, drug stores, funeral directors, bars and taverns, waste haulers, laundromats and dry cleaners, New England restaurants, Asian American restaurants, automobile service stations, houses of worship, and main street small businesses.

         The following table sets forth the percentage of net premiums earned attributable to the programs and all other business during the years ended December 31, 2000, 1999, and 1998.

                                                Net Premiums Earned
                                              Years Ended December 31,
                                            2000         1999        1998
                                            ----         ----        ----
Residential real estate programs .........   45%         45%          43%
Restaurant programs ......................   16%         22%          26%
Real estate umbrella program .............   15%         16%          18%
Other ....................................   24%         17%          13%
                                            ---         ---          ---
                                            100%        100%         100%
                                            ---         ---          ---

         The decline in net premiums earned for "Restaurant programs" is due to increased competition and a soft market affecting premiums. The increase in net premiums earned for "Other" is due to the introduction of new programs.

                  Acquisitions
                  ------------

         During 1998, the Brokerage Operations acquired certain assets and liabilities of Florida Insurance Associates, Inc. ("FIA"), Daniel V. Keane Agency, Inc. ("DVK") and Laub Group of Florida, Inc. ("LGF"). These acquisitions were accounted for as purchases. FIA, located in Hollywood,

Florida, represented Kaye's entrance into the Florida marketplace. DVK, located in Bridgeport, Connecticut, was relocated to Kaye's Westport, Connecticut office and added to that office's personal lines and main street (small business) operations. LGF, located in Hollywood, Florida, added alternative distribution transfer capabilities to the FIA operations.

          During the first quarter of 1999, the Brokerage Operations acquired certain assets and liabilities of SRW. This acquisition was accounted for as a purchase. SRW, located in Woodbury, New York, enhances the general commercial, group benefits and life insurance Brokerage Operations in the New York City metropolitan area.

          During the first half of 2000, the Brokerage Operations sold the majority of operations of LGF at no gain or loss as well as certain assets and liabilities of FIA.

          Kaye believes that the effect of past, present and future acquisitions will be to expand its insurance program services to affinity groups, thus providing earnings to all operations.

         Kaye is considering and intends to consider from time to time additional acquisitions and divestitures on terms it deems consistent with its strategies. No assurances can be given that any additional acquisitions or divestitures will be completed, or if completed, that they will be advantageous to Kaye.

         Seasonality
         -----------

         The Brokerage Operations' revenues vary significantly from quarter to quarter as a result of the timing of policy renewals and their related billings. This is due to the revenue recognition method for brokerage commissions which requires that a full year's commissions be recognized immediately upon the billing date of the related policies. This is based on the fact that substantially all of the expenses to obtain and service the business have been incurred at this point in time. However, premium revenues of the Insurance Companies are recognized ratably over the term of the related policies. As a result, there is little variation from quarter to quarter in the Property and Casualty Companies Operations' revenues.

          Consolidated revenues by quarter for 2000, 1999, and 1998 were earned as follows. Amounts shown represent a percentage of the related full year consolidated revenues.

                                        2000          1999            1998
                                        ----          ----            ----
          First Quarter                 22%            23%           23%
          Second Quarter                26%            26%           24%
          Third Quarter                 24%            24%           26%
          Fourth Quarter                28%            27%           27%

         Competition, and Industry and Market Risk
         -----------------------------------------

         Kaye is the 30th largest insurance broker in the United States according to "Business Insurance", a leading insurance industry publication. It operates in a highly competitive industry and faces competition from regional brokers and regional offices of worldwide brokers and insurers.

         The insurance brokerage business is highly competitive. Kaye believes that it is well positioned to compete within its designated market because of the expertise and knowledge it has developed in servicing middle market companies, the Programs it has developed and the proprietary database of affinity group underwriting and claims information it has developed. In general, premium pricing and commission rate changes impact Kaye and the insurance industry as a whole. Kaye has been successful in replacing business lost from such premium and commission rate changes and attrition through new business developed from new accounts and programs, and extension of service to existing accounts.

          Many insurance companies which compete with OLRI have a higher A.M. Best-rating (OLRI is rated A-(Excellent)), and are larger and have greater financial, marketing and management resources than OLRI. Competition is based on many factors, including perceived overall financial strength of the insurer, premiums charged, policy terms and conditions, services offered, reputation and experience. Due to its size, management and operational flexibility, Kaye can respond quickly to, and take advantage of, changing circumstances encountered in the marketplace.

         In the event that admitted insurers (including the unaffiliated Program insurers) begin to offer the coverage in New York which Kaye offers as a surplus lines insurer, it is possible that OLRI may be unable to receive placements on a surplus lines basis, because brokers are generally required first to obtain three "declinations" from admitted carriers before they can offer the business to a surplus lines underwriter. In addition, in soft insurance markets, other insurance companies may be more willing to offer low deductibles, at prices competitive with or lower than the insurance offered under the Programs.

         As part of its ongoing business, Kaye is exposed to certain market risks of potential losses from adverse changes in market rates and prices. Kaye's primary market risk exposure is interest rate risk in regard to fixed rate domestic instruments and outstanding debt. At December 31, 2000, Kaye has certain investments in equity securities, which have market risk exposure. It has no derivative instruments.

         Kaye's financial instruments consist of corporate and municipal bonds, U.S. Treasury securities and equity securities that are classified as available for sale. Kaye generally selects investment assets with characteristics such as duration, yield, currency, and liquidity to match cash flows of related insurance and reinsurance contracts. It selects medium term fixed rate investments to support general liability claims and shorter investments to support property claims.

         The fixed rate investment portfolio fair value and weighted average rate of return as of December 31, 2000 was $43,232,000 and 9.75%, respectively. The equity portfolio fair value and weighted average rate of return as of December 31, 2000 was $8,529,000 and (2)%, respectively. The weighted average rate of return is based on interest income or dividends earned plus or minus the change in realized and unrealized appreciation or depreciation during the year divided by the average beginning of the year and end of the year fair value of the respective portfolio. Interest on tax exempt investments is adjusted to reflect an equivalent taxable amount using Kaye's effective tax rate.

         During the first quarter of 2001, the equity portfolio was liquidated and U.S. Treasury

Bonds were purchased with the proceeds. A realized loss of approximately $200,000 resulted.

         Ceded Reinsurance
         -----------------

         OLRI has from time to time obtained reinsurance for portions of, or specific risks, under the first layer of risks underwritten by OLRI. Reinsurance has been placed with PXRE Reinsurance Company and The Hartford Steam Boiler Inspection and Insurance Co. which are rated A or better by A.M. Best. However, if reinsurance should become more widely available at economical prices, OLRI may increase the amount of reinsurance it purchases.

         Losses and Loss Expenses
         ------------------------

         The Insurance Companies are directly liable for losses and loss expense payments under the terms of insurance policies that they write, and under the reinsurance agreements to which they are party. In many cases, several years may elapse between the occurrence of an insured loss, the reporting of the loss to the Insurance Companies and the Insurance Companies payment of that loss. The Insurance Companies reflect their liability for the ultimate payment of all incurred losses and loss expenses by establishing loss and loss expense reserves, which are balance sheet liabilities representing estimates of future amounts needed to pay claims and related expenses with respect to insured events that have occurred.

         When a claim involving a probable loss is reported, the Insurance Companies establish a loss reserve for the estimated amount of the Insurance Companies' ultimate loss and loss expense payments. The estimate reflects an informed judgment based on established reserving practices and the experience and knowledge of CAC's claims examiners regarding the nature and value of the claim, as well as the estimated expense of settling the claim, including legal and other fees, and general expenses of administering the claims adjustment process. The Insurance Companies also establish reserves on an aggregate basis to provide for losses incurred but not reported ("IBNR reserves"), as well as future developments on losses reported to the Insurance Companies. The amount of an insurer's incurred losses in a given period is determined by adding losses and loss expenses paid during the period to case loss and loss expense reserves and IBNR reserves (collectively "loss reserves") at the end of the period, and then subtracting loss reserves existing at the beginning of the period.

         As part of the reserving process, historical data is reviewed and consideration is given to the anticipated effect of various factors, including anticipated legal developments, changes in social attitudes, inflation and economic conditions. Reserve amounts are necessarily based on management's best estimates, and as other data becomes available and is reviewed, these estimates are revised, resulting in increases or decreases to existing reserves.

         To further review the adequacy of the reserves, the Insurance Companies engage independent actuarial consultants to perform annual case and ultimate loss reserve analysis.

          The following table sets forth a reconciliation of the change in the reserves for outstanding losses and loss expenses, including paid losses and loss expenses, for each year in the three year period ended December 31, 2000.

                                                                       Year Ended December 31,
                                                                       -----------------------
                                                            2000                    1999                 1998
                                                            ----                    -----                ----
                                                                        (in thousands)
Balance at January 1,                                     $23,969             $21,567             $19,126
         Less reinsurance recoverables                    (2,678)             (3,220)             (2,811)
                                                          -------             -------             -------
         Net balance                                       21,291              18,347              16,315
                                                          -------             -------             -------
Incurred related to:
         Current year                                      13,340              10,410               8,461
         Prior years                                      (1,070)               (656)                  35
                                                          -------             -------             -------
         Total incurred                                    12,270               9,754               8,496
                                                          -------             -------             -------

Paid related to:
         Current year                                       2,809               2,188               1,877
         Prior years                                        7,368               4,622               4,587
                                                          -------             -------             -------
         Total paid                                        10,177               6,810               6,464
                                                          -------             -------             -------

Net balance at December 31,                                23,384              21,291              18,347
         Plus reinsurance recoverables                      4,600               2,678               3,220
                                                          -------             -------             -------

         BALANCE                                          $27,984             $23,969             $21,567
                                                          -------             -------             -------

         2000 and 1999 incurred provisions increased over prior year's amounts due to the growth of liability business. Incurred provision reductions in 2000 and 1999 relating to prior years were due to redundant property and liability reserves established in those years. Paid losses in 2000 and 1999 for both current and prior years increased over the prior year's amount due to the overall growth in business.

         The following table presents the development of unpaid losses and loss expense reserves for the past ten years for the Insurance Companies. During the ten year period covered by this table, OLB changed its fiscal year-end during 1990 from April 30 to December 31. In addition, Bermuda domiciled insurance companies, unlike U.S. domiciled insurers, are not required to file calendar year loss development information with regulatory authorities. Accordingly, the loss development information included in the following table with respect to OLB prior to 1992, reflects development data converted from the policy year loss development data maintained by OLB through the use of mathematical models. The top line of the table shows the estimated reserve for unpaid losses and loss expenses at the balance sheet date for each of the indicated years. These figures represent the estimated amount of unpaid losses and loss expenses for claims arising in the current and all prior years that were unpaid at the balance sheet date, including losses that had been incurred but not yet reported. The table also shows the re-estimated amount of the previously recorded reserve based on experience as of the end of each succeeding year. The estimate changes as more information becomes available, principally about the frequency of claims for individual years. The table is presented gross of reinsurance for all years presented. The reinsurance recoverable on unpaid losses at December 31, 2000 and 1999 were $4,600,000 and $2,678,000, respectively.

Loss Development Schedule
(In thousands)

Year Ended                  1990     1991     1992       1993      1994       1995     1996     1997       1998    1999      2000
----------                  ----     ----     ----       ----      ----       ----     ----     ----       ----    ----      ----
Reserves for
  outstanding
  losses and loss
  expenses on
  December 31,           $12,555  $16,244   18,444    $17,929   $14,118    $12,672  $15,227  $19,126    $21,567  23,969   $27,984

Cumulative amount paid as of:

One year later            $4,374   $5,569   $6,379     $6,965    $4,161     $3,697   $4,943   $4,587     $4,670  $7,533
Two years later            7,545    9,258   11,704     10,002     6,802      6,882    7,780    7,712      9,375
Three years later          9,245   12,695   13,833     12,278     9,455      8,691    9,752   10,665
Four years later          11,378   13,813   14,973     14,120    10,917      9,421   11,273
Five years later          11,705   14,146   15,784     15,281    11,535      9,828
Six years later           11,768   14,385   16,374     15,784    11,882
Seven years later         11,877   14,562   16,637     16,096
Eight years later         11,917   14,631   16,813
Nine years later          11,927   14,729
Ten years later           12,001

Re-estimated liability as of:

One year later           $13,665  $16,117   18,140    $17,856   $14,254    $12,257    $15,494  $18,534    $19,600 $23,696
Two years later           13,003   15,182   18,511     18,184    13,487     12,454     15,352   16,931     19,232
Three years later         11,850   15,609   18,636     16,552    13,990     12,448     14,622   16,336
Four years later          12,410   15,462   18,177     18,157    13,985     12,100     14,214
Five years later          12,468   15,312   18,252     17,993    13,827     11,609
Six years later           12,224   14,982   17,999     17,874    13,456
Seven years later         12,121   14,872   17,903     17,554
Eight years later         11,996   14,898   17,768
Nine years later          11,981   14,990
Ten years later           12,032

Cumulative
  Redundancy
  (Deficiency):             $523   $1,254     $676       $375      $662     $1,063     $1,013   $2,790     $2,335    $273

         Regulation
         ----------

         Kaye is subject to a substantial degree of regulation that is designed to protect the interests of insurance policyholders. As a Rhode Island property and casualty insurance company, OLRI is primarily subject to the regulatory oversight of the Rhode Island Department of Business Regulation through its Insurance Division.

         The National Association of Insurance Commissioners ("NAIC") has developed risk- based capital formulas to be applied to all domestic insurance companies. These formulas calculate a minimum required statutory net worth, based on the underwriting, investment and other business risks inherent in an insurance company's operations. Any insurance company that does not meet threshold risk-based capital levels ultimately will be subject to statutory receivership proceedings. The statutory net worth of OLRI is adequate in light of its current and anticipated future business and OLRI has met its risk-based capital and surplus requirements at December 31, 2000. The authorized control level risk-based capital for OLRI, as of December 31, 2000 was $6,447,548 and OLRI exceeded that threshold by $27,439,701.

         As a Bermuda property and casualty insurance company, OLB is subject to regulation of the regulatory body of Bermuda. Such regulation relates to, among other things, authorized lines of business, capital and surplus requirements and general standards of solvency, the filing of annual and other financial reports prepared on the basis of statutory accounting practices, the filing and form of actuarial reports, the establishment and maintenance of reserves for unearned premiums, losses and loss expenses, underwriting limitations, investment parameters, transactions with affiliates, dividend limitations, changes in control and a variety of other financial and non-financial matters.

         Employees
         ---------

         As of December 31, 2000, Kaye had 344 employees. Kaye is not unionized and believes that its employee relationships are satisfactory.


               SELECTED CONSOLIDATED FINANCIAL INFORMATION OF KAYE

         The following table presents certain selected consolidated financial information for Kaye as of and for the years ended December 31, 1996, December 31, 1997, December 31, 1998, December 31, 1999 and December 31, 2000. The
selected financial information has been derived from the consolidated financial statements of Kaye and should be read in conjunction with such financial statements and the notes thereto. Kaye's audited financial statements are incorporated by reference in this Proxy Statement from Kaye's Annual Report on Form 10-K for the year ended December 31, 2000. See "Incorporation of Certain Documents By Reference."

                                                                              As of and for the years ended December 31,
                                             ------------------------------------------------------------------------------------
                                                        2000             1999             1998              1997             1996
                                                        ----             ----             ----              ----             ----
                                                               (in thousands, except per share data and ratios)
Statement of Income Data:
Operating revenues                                  $ 73,021          $64,231         $ 60,191          $ 55,309         $ 51,339
Net investment income                                  4,573            4,529            4,735             4,312            3,576
Net realized gains (losses) on investments               804             (16)               85                21               72
                                                     -------         -------           -------           -------          -------

Total revenue                                       $ 78,398          $68,744         $ 65,011          $ 59,642         $ 54,987
                                                    --------          -------         --------          --------         --------

EBITA (1)                                           $ 15,894          $12,915         $ 11,725            $9,010           $6,764

Net income                                            $9,404          $ 7,504           $7,282            $4,357           $3,071

Earnings per share:
         Basic                                        $ 1.11           $ 0.89           $ 0.86            $ 0.62           $ 0.44
         Diluted                                      $ 1.09           $ 0.87           $ 0.85            $ 0.62           $ 0.44


                                      -72-

---------------------------------------------------------------------------------------------------------------------------------

         Weighted average of shares
         outstanding - basic                           8,470            8,460            8,474             7,024            7,020

         Weighted average of shares and
         share equivalents outstanding -
         diluted                                       8,613            8,630            8,593             7,083            7,021

Balance Sheet data:

Total assets                                        $173,011        $ 149,212         $160,583          $133,210         $151,288
Long-term debt (2)                                     1,048            2,911            4,672             5,810           12,787
Stockholders' equity                                  56,042           47,251           41,769            35,168           24,984
Net book value per share (3)                            6.61             5.59             4.93              4.15             3.56
Cash dividends per share                                0.10             0.10             0.10              0.10             0.10

GAAP operating data:

Loss ratio                                             40.2%            36.4%            34.4%             38.2%            36.4%
Expense ratio                                          41.4%            41.8%            39.3%             41.0%            42.5%
Combined ratio                                         81.6%            78.2%            73.7%             79.2%            78.9%

Statutory operating data (4):

Net underwriting gain                                 $6,854          $ 6,603           $6,925            $5,890           $4,455
Policyholders' surplus                                35,309           32,514           29,286            25,566           25,485

Loss ratio                                             37.5%            33.2%            33.1%             36.6%            34.1%
Expense ratio                                          40.6%            40.6%            39.1%             38.6%            40.0%
Combined ratio                                         78.1%            73.8%            72.2%             75.2%            74.1%

(1)      Earnings before interest, taxes and intangible amortization.

(2)      Excludes that portion of long-term debt maturing in less than one year.

(3) Based upon 8,481,481 shares outstanding at December 31, 2000, 8,458,295 shares outstanding at December 31, 1999 and 8,474,435 shares outstanding at December 31, 1998 and 1997 and 7,020,000 shares outstanding at December 31, 1996.

(4) Based upon statutory accounting practices and derived from the statutory financial statements of the Insurance Companies, which excludes the effects of CAC.

(5) Certain information prior to 1998 has been reclassified to conform with the 1998 and forward year presentation.

          RECENT MARKET PRICES OF, AND DIVIDENDS ON, KAYE COMMON STOCK

         Kaye's Shares are traded on the NMS under the trading symbol KAYE. The following table sets forth the closing high and low prices for the Common Stock as reported on the NMS for the indicated periods and the dividends paid per share during such periods. On ________, 2001 the number of holders of record of the Shares was ___.

                                                           Price Range
                                                           -----------
                                                                                   Dividends Paid
                                                 High             Low                  Per Share
                                                 ----             ---                  ---------
2001:
First Quarter                               $    13.250          $  7.500         $    .025 cash
Second Quarter (through ___, 2001)

2000:
First Quarter                               $    11.875          $  5.250         $    .025 cash
Second Quarter                                    7.938             5.000              .025 cash
Third Quarter                                    10.000             5.250              .025 cash
Fourth Quarter                                    9.156             5.563              .025 cash

1999:
First Quarter                               $     7.875          $  7.125         $    .025 cash
Second Quarter                                    8.375             6.750              .025 cash
Third Quarter                                     9.438             7.000              .025 cash
Fourth Quarter                                    9.000             7.250              .025 cash

         On January 19, 2001, the last trading day prior to the public announcement that Kaye, Hub and the Hub Subsidiary had executed the Merger Agreement, which was the first public announcement of the proposed Merger, the last reported sale price of Kaye's Shares as reported on the NMS was $___ per Share. On ________ __, 2001, the last trading day prior to the date of this Proxy Statement, the last reported sale price of the Shares as reported on the NMS was $ ___ per Share.


                       OWNERSHIP OF KAYE VOTING SECURITIES

         The following table sets forth certain information, based upon 8,489,553 shares of Common Stock of Kaye outstanding as of April 1, 2001, with respect to: (a) each person (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act) who is known to Kaye to be the beneficial owner of more than 5% of Kaye's Common Stock as of April 1, 2001; (b) each director of Kaye; (c) each of the five highest paid executive officers of Kaye during the year 2000; and (d) all directors and executive officers of Kaye as a group. To the knowledge of Kaye, each of such persons has sole voting and investment power as to the Shares shown unless otherwise noted.

                                                                                    Shares Beneficially Owned (1)
Record Owner                                                                      Number                      Percent
------------                                                                      ------                      -------
Hub International Limited (2)                                                  4,668,420                        54.99

                                      -74-

Kaye Investments L.P. (3)(4)                                                   2,216,140                        26.10
ZS Pubco I L.P. (4)(5)                                                         1,129,242                        13.30
Woodbourne Partners, L.P. (4)(6)                                                 864,137                        10.18

Directors and Executive Officers:
Bruce D. Guthart (3)(7)                                                          667,207                         7.63
Howard Kaye (3)(7)                                                               942,536                        11.07
Michael P. Sabanos (7)(8)                                                         55,692                            *
Robert L. Barbanell (7)                                                           27,000                            *
Richard Butler (7)                                                                31,800                            *
Elliot S. Cooperstone (7)                                                          6,000                            *
David Ezekiel (7)                                                                 30,000                            *
Lawrence Greenfield (3)(7)                                                       580,939                         6.23
Ned L. Sherwood (3)(9)                                                           594,619                         7.00
Marc I. Cohen (7)(8)                                                              39,442                            *
Robert N. Munao (7)                                                                2,000                            *
All executive officers and directors as a group (11                            2,977,235                        33.34
persons) (7)

-------------------------

* denotes less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the SEC, which attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. The figures assume exercise by the stockholder named in each row of all options held by such stockholder which are exercisable on or within 60 days of April 1, 2001.

(2) Reflects currently exercisable options pursuant to the Stock Option and Voting Agreements, each dated as of January 19, 2001.

(3) The general partners of Kaye Investments L.P. ("Investments") are Kaye KINV, Inc. ("KINV"), a Delaware corporation, and Walter Kaye Associates, Inc. ("WKA"), a New York corporation. KINV owns 42% of Investments; WKA owns 20% of Investments. Messrs. Guthart, Kaye and Greenfield own 5.3%, 47.3% and 36.3%, respectively, of KINV. Messrs. Kaye and Greenfield own 19.2% and 16.8%, respectively, of WKA. Pursuant to Investments' partnership agreement and the KINV and WKA stockholders' agreements, the number of shares reflected in the above chart for Messrs. Guthart, Kaye and Greenfield include shares that would be distributed to them upon the dissolution of Investments, KINV and WKA. Messrs. Guthart, Kaye and Greenfield and KINV and WKA may be deemed to be beneficial owners of the Common Stock of Kaye owned by Investments, but each disclaims such beneficial ownership. The number of shares reflected for Messrs. Guthart, Kaye and Greenfield in the above chart includes an aggregate of 1,018,502 shares that would be distributed to Messrs. Guthart, Kaye and Greenfield upon the dissolution of Investments, KINV and WKA. The number of shares reflected for Investments in the above chart also includes the 1,018,502 shares that would be distributed to Messrs. Guthart, Kaye and Greenfield upon the dissolution of Investments, KINV and WKA. The remaining 1,197,638 shares held by Investments would, upon dissolution, be distributed to other investors. Mr. Guthart also owns 26.24% of ZS Kaye, Inc. ZS Kaye Inc. ("ZS Kaye") is a limited partner in Investments. Pursuant to ZS Kaye's stockholder's agreement and Investments' partnership agreement, the number of shares reflected in the above chart for Messrs. Guthart and Sherwood includes an approximation of the number of shares that would be distributed to each of them upon the dissolution of Investments and ZS Kaye. Mr. Guthart may be deemed to be a beneficial owner of the Common Stock of Kaye owned by ZS Kaye, but he disclaims such beneficial ownership. Mr. Sherwood owns 32.24% of the stock of ZS Kaye. ZS has no power to vote or dispose of any shares held by Investments, and ZS Kaye disclaims beneficial ownership of shares of Investments. ZS Kaye owns 20% of KILP.

(4) All of such shares are subject to a Stock Option and Voting Agreement, dated as of January 19, 2001, with Hub.

(5) The information contained herein with respect to these shares has been obtained from Amendment No. 1 to Schedule 13D filed August 5, 1999, by the beneficial owners named therein.

(6) The information contained herein with respect to these shares has been obtained from the Amendment No. 3 to Schedule 13D filed September 21, 1998, by the beneficial owners named therein. Woodbourne Partners, LP disclaims beneficial ownership of such shares.

(7) Includes options (see note (1)) for the following individuals to acquire the following shares: Mr. Guthart, 257,500; Mr. Greenfield, 22,500; Mr. Kaye, 22,500; Mr. Sabanos, 43,000; Mr. Barbanell, 15,000; Mr. Butler, 20,000; Mr.
Cooperstone, 6,000; Mr. Ezekiel, 20,000; Mr. Cohen, 31,000; and Mr. Munao,
2,000.

(8) Includes shares awarded but not vested pursuant to Kaye's Stock Performance Plan for the following individuals: Mr. Sabanos, 7,692; and Mr. Cohen, 7,692.

(9) Includes 485,002 shares subject to Stock Option and Voting Agreements, dated as of January 19, 2001, with Hub.


                              AVAILABLE INFORMATION

         Kaye is subject to the informational requirements of the Exchange Act, and the rules and regulations thereunder, and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information filed by Kaye may be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices located as follows: Chicago Regional Office, 500 West Madison, 14th Floor, Chicago, Illinois 60661 and New York Regional Office, Seven World Trade Center, New York, New York 10048. You may obtain information on the operation of the above-listed public reference facilities by calling the SEC at 1-800-SEC-0330. Copies of the material can also be obtained from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates and electronically through the SEC's Electronic Data Gathering, Analysis and Retrieval system at the

SEC's Web site (http://www.sec.gov).

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following document filed by Kaye with the SEC is incorporated into this Proxy Statement by reference:

         Kaye's Annual Report on Form 10-K for the year ended December 31, 2000.

         All documents or reports subsequently filed by Kaye pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof and prior to the date of the Special Meeting shall be deemed to be incorporated by reference into this Proxy Statement and to be a part of this Proxy Statement from the date of filing of such document. Any statement contained herein, or in a document all or a portion of which is incorporated or deemed to be incorporated by reference herein, shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

         Kaye will provide without charge to any person to whom this Proxy Statement is delivered, on the written or oral request of such person, a copy of any or all of the foregoing documents incorporated by reference (other than exhibits not specifically incorporated by reference into the texts of such documents). Requests for such documents should be directed to: Ivy S. Fischer, Esq., Kaye Group Inc., 122 East 42nd Street, New York, NY 10168.

                                  OTHER MATTERS

         The Board of Directors knows of no other matter to be acted upon at the meeting. However, if any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their best judgment.


                              STOCKHOLDER PROPOSALS

         Proposals which stockholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2001 Annual Meeting of Stockholders (if the Merger has not been consummated prior to the date such Meeting is to be held) must be received by the Secretary of Kaye by ___________ and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Such proposals should be addressed to __________, Kaye Group Inc., 122 East 42nd Street, New York, NY 10168. Notices of proposals submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934 (relating to proposals to be presented at the meeting but not included in Kaye's Proxy Statement and form of proxy), will be considered untimely, and thus Kaye's proxy may confer discretionary voting authority on the persons named in the proxy with regard to such proposals if received after ___________.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              ---------------------------------
                                              Secretary


_______ __, 2001

                                     ANNEX A
                                     -------


================================================================================





                          AGREEMENT AND PLAN OF MERGER

                                      AMONG

                           HUB INTERNATIONAL LIMITED,

                              416 ACQUISITION INC.

                                       AND

                                 KAYE GROUP INC.

                          DATED AS OF JANUARY 19, 2001






================================================================================


                                                  TABLE OF CONTENTS
                                                                                                               Page
                                                      ARTICLE I
                                                     THE MERGER
SECTION 1.01. The Merger..........................................................................................1
SECTION 1.02. Closing.............................................................................................2
SECTION 1.03. Effective Time......................................................................................2
SECTION 1.04. Effects of the Merger...............................................................................2
SECTION 1.05. Certificate of Incorporation and By-Laws of the Surviving Corporation...............................2
SECTION 1.06. Directors and Officers of the Surviving Corporation.................................................2

                                                     ARTICLE II
                                   CONVERSION OF SHARES; EXCHANGE OF CERTIFICATES

SECTION 2.01. Conversion of Company Common Stock..................................................................3
SECTION 2.02. Dissenting Shares...................................................................................3
SECTION 2.03. Exchange of Certificates............................................................................4
SECTION 2.04. Election to Increase the Cash Component.............................................................6
SECTION 2.05. Stock Transfer Books................................................................................6
SECTION 2.06. Company Stock Options...............................................................................6
SECTION 2.07. Company Restricted Stock............................................................................7
SECTION 2.08. Interest on Merger Consideration....................................................................9

                                                     ARTICLE III
                                    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

SECTION 3.01. Organization and Qualification; Subsidiaries.......................................................10
SECTION 3.02. Certificate of Incorporation and By-Laws...........................................................10
SECTION 3.03. Capitalization.....................................................................................11
SECTION 3.04. Authority Relative to This Agreement...............................................................11
SECTION 3.05. No Conflict; Required Filings and Consents.........................................................12
SECTION 3.06. Permits; Compliance................................................................................13
SECTION 3.07. SEC Filings; Financial Statements..................................................................13
SECTION 3.08. Undisclosed Liabilities............................................................................14
SECTION 3.09. Absence of Certain Changes or Events...............................................................14
SECTION 3.10. Absence of Litigation..............................................................................15
SECTION 3.11. Employee Benefit Matters...........................................................................15
SECTION 3.12. Material Contracts.................................................................................17
SECTION 3.13. Environmental Matters..............................................................................19
SECTION 3.14. Title to Properties; Absence of Liens and Encumbrances.............................................20
SECTION 3.15. Intellectual Property..............................................................................20
SECTION 3.16. Taxes..............................................................................................21
SECTION 3.17. Board Approval; Vote Required......................................................................22


SECTION 3.18. Employment Agreements and other Affiliate Transactions.............................................22
SECTION 3.19. Insurance..........................................................................................22
SECTION 3.20. State Takeover Statutes............................................................................22
SECTION 3.21. Labor Matters......................................................................................23
SECTION 3.22. Brokers............................................................................................24
SECTION 3.23. Title to Insurance Business........................................................................24
SECTION 3.24. Absence of Restrictions on Conduct of Business.....................................................24
SECTION 3.25. Computer Systems...................................................................................24
SECTION 3.26. Insurance Companies................................................................................24
SECTION 3.27. No Downgrading of Rating...........................................................................24
SECTION 3.28. Fairness Opinion...................................................................................25
SECTION 3.29. Insurance Company Organization and Qualification; Subsidiaries.....................................25
SECTION 3.30. Insurance Company Certificate of Incorporation and By-Laws.........................................26
SECTION 3.31. Insurance Company Capitalization...................................................................26
SECTION 3.32. Insurance Company Permits; Compliance..............................................................27
SECTION 3.33. Insurance Company Financial Statements.............................................................27
SECTION 3.34. Undisclosed Liabilities of the Insurance Companies.................................................27
SECTION 3.35. Absence of Certain Changes or Events With Respect to the Insurance
                    Companies....................................................................................28
SECTION 3.36. Absence of Insurance Company Litigation............................................................28
SECTION 3.37. Insurance Company Material Contracts...............................................................28
SECTION 3.38. Insurance Company Taxes............................................................................30
SECTION 3.39. Absence of Restrictions on Conduct of Insurance Company Business...................................30
SECTION 3.40. Insurance Company Computer Systems.................................................................31
SECTION 3.41. No Downgrading of Rating of Insurance Companies....................................................31

                                                     ARTICLE IV
                               REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

SECTION 4.01. Organization and Qualification; Subsidiaries.......................................................31
SECTION 4.02. Articles of Incorporation and By-Laws..............................................................31
SECTION 4.03. Authority Relative to This Agreement...............................................................31
SECTION 4.04. Capitalization.....................................................................................32
SECTION 4.05. No Conflict; Required Filings and Consents.........................................................32
SECTION 4.06. Permits; Compliance................................................................................33
SECTION 4.07. Filings; Financial Statements......................................................................34
SECTION 4.08. Undisclosed Liabilities............................................................................34
SECTION 4.09. Taxes..............................................................................................35
SECTION 4.10. Operations of Merger Sub...........................................................................35
SECTION 4.11. Financing..........................................................................................35
SECTION 4.12. Brokers............................................................................................35
SECTION 4.13. Affiliate Transactions.............................................................................35
SECTION 4.14. Authorization of Parent Convertible Debentures.....................................................36
SECTION 4.15. Indebtedness of Parent.............................................................................36


                                                         2

                                                      ARTICLE V
                                      CONDUCT OF BUSINESSES PENDING THE MERGER

SECTION 5.01. Conduct of Business by the Company Pending the Merger..............................................37
SECTION 5.02. Notification of Certain Matters....................................................................39

                                                     ARTICLE VI
                                                ADDITIONAL AGREEMENTS

SECTION 6.01. Registration Statement; Company Proxy Statement....................................................40
SECTION 6.02. Company Stockholders' Meeting......................................................................41
SECTION 6.03. Access to Information; Confidentiality.............................................................41
SECTION 6.04. No Solicitation or Negotiation.....................................................................42
SECTION 6.05. Directors' and Officers' Indemnification and Insurance.............................................43
SECTION 6.06. Further Action; Consents; Filings..................................................................44
SECTION 6.07. Consent of Holders of Restricted Stock.............................................................44
SECTION 6.08. Public Announcements...............................................................................45
SECTION 6.09. Parent Shareholders' Meeting.......................................................................45
SECTION 6.10. Affiliates.........................................................................................45
SECTION 6.11. Board Nomination...................................................................................45
SECTION 6.12. Certain Funding of the Company.....................................................................45
SECTION 6.13. Parent Debentures..................................................................................45
SECTION 6.14. Filing With Insurance Regulatory Authorities.......................................................46

                                                     ARTICLE VII
                                              CONDITIONS TO THE MERGER

SECTION 7.01. Conditions to the Merger...........................................................................46
SECTION 7.02. Conditions to the Obligations of Parent and Merger Sub.............................................47
SECTION 7.03. Conditions to the Obligations of the Company.......................................................48

                                                    ARTICLE VIII
                                          TERMINATION, AMENDMENT AND WAIVER

SECTION 8.01. Termination........................................................................................48
SECTION 8.02. Effect of Termination..............................................................................50
SECTION 8.03. Amendment..........................................................................................51
SECTION 8.04. Waiver.............................................................................................51
SECTION 8.05. Fees and Expenses..................................................................................51

                                            ARTICLE IX GENERAL PROVISIONS

SECTION 9.01. Notices............................................................................................52
SECTION 9.02. Non-Survival of Representations, Warranties and Agreements.........................................53
SECTION 9.03. Parties in Interest................................................................................54
SECTION 9.04. Certain Definitions................................................................................54

                                                         3

SECTION 9.05. Severability.......................................................................................56
SECTION 9.06. Specific Performance...............................................................................57
SECTION 9.07. Governing Law; Forum...............................................................................57
SECTION 9.08. Headings...........................................................................................57
SECTION 9.09. Counterparts.......................................................................................57
SECTION 9.10. Entire Agreement...................................................................................57
SECTION 9.11. Waiver of Jury Trial...............................................................................58


                                                         4

                                              GLOSSARY OF DEFINED TERMS

                                                                                                        Location of
Defined Term                                                                                             Definition

Acquisition Proposal......................................................................................ss.9.04(a)
Action.......................................................................................................ss.3.10
Affiliate....................................................................................................ss.6.10
Agreement...................................................................................................Recitals
beneficial owner..........................................................................................ss.9.04(c)
Bermuda Co................................................................................................ss.3.30(a)
Bermuda Co. Common Stock..................................................................................ss.3.32(b)
Blue Sky Laws.............................................................................................ss.3.05(b)
Board.......................................................................................................Recitals
business day..............................................................................................ss.9.04(a)
Canadian GAAP.............................................................................................ss.4.07(b)
Cash Component............................................................................................ss.2.01(a)
Certificate of Merger........................................................................................ss.1.02
Certificates..............................................................................................ss.2.03(b)
Closing......................................................................................................ss.1.02
Closing Date.................................................................................................ss.1.02
Code......................................................................................................ss.2.03(e)
Company.....................................................................................................Preamble
Company Balance Sheet.....................................................................................ss.3.07(b)
Company Benefit Plans.....................................................................................ss.3.11(a)
Company Board Approval....................................................................................ss.3.17(a)
Company Common Stock........................................................................................Recitals
Company Disclosure Schedule...............................................................................ss.3.01(b)
Company Material Contracts................................................................................ss.3.12(a)
Company Permits...........................................................................................ss.3.06(a)
Company Proxy Statement......................................................................................ss.3.23
Company SEC Reports.......................................................................................ss.3.07(a)
Company Stock Option Plan....................................................................................ss.2.05
Company Stock Options........................................................................................ss.2.05
Company Stockholders' Approval...............................................................................ss.3.04
Company Stockholders' Meeting................................................................................ss.6.02
Company Stockholders' Vote...................................................................................ss.3.04
Company Subsidiaries......................................................................................ss.3.01(a)
Computer Systems..........................................................................................ss.9.04(e)
Confidentiality Agreement.................................................................................ss.6.03(b)
control...................................................................................................ss.9.04(f)
Debenture Component.......................................................................................ss.2.01(a)
DGCL........................................................................................................Recitals
Dissenting Shares ...........................................................................................ss.2.02
Effective Time...............................................................................................ss.1.03

                                                         5

Employee Termination......................................................................................ss.2.07(c)
Environmental Laws...........................................................................................ss.3.13
Environmental Permits........................................................................................ss.3.13
ERISA.....................................................................................................ss.3.11(a)
Excess Debenture Component................................................................................ss.2.04(f)
Exchange Act..............................................................................................ss.3.05(b)
Exchange Agent............................................................................................ss.2.03(a)
Exchange Fund.............................................................................................ss.2.03(a)
Expenses..................................................................................................ss.8.05(b)
Fee.......................................................................................................ss.8.05(a)
Governmental Entity.......................................................................................ss.3.05(b)
Hazardous Substances.........................................................................................ss.3.13
HSR Act...................................................................................................ss.3.05(b)
Insignificant Insurance Subsidiaries......................................................................ss.3.30(d)
Insurance Companies.......................................................................................ss.3.30(a)
Insurance Company Balance Sheets.............................................................................ss.3.34
Insurance Company Material Contracts......................................................................ss.3.38(a)
Insurance Company Permits....................................................................................ss.3.33
Insurance Company Subsidiaries............................................................................ss.3.30(a)
Insurance Financial Statements...............................................................................ss.3.34
Intellectual Property........................................................................................ss.3.15
IRS.......................................................................................................ss.3.11(a)
Law.......................................................................................................ss.3.05(a)
Liens.....................................................................................................ss.3.14(b)
Material Adverse Effect...................................................................................ss.9.04(h)
Merger......................................................................................................Preamble
Merger Consideration......................................................................................ss.2.01(a)
Merger Sub..................................................................................................Preamble
Multiemployer Plan........................................................................................ss.3.11(b)
Multiple Employer Plan....................................................................................ss.3.11(b)
Nasdaq....................................................................................................ss.3.05(b)
Order.....................................................................................................ss.7.01(c)
OSC.......................................................................................................ss.4.05(b)
Parent......................................................................................................Preamble
Parent Common Shares.........................................................................................ss.4.04
Parent Debentures.........................................................................................ss.9.04(i)
Parent Preferred Shares......................................................................................ss.4.04
Parent Reports...............................................................................................ss.4.07
Parent Shareholders' Approval................................................................................ss.4.03
Parent Shareholders' Meeting.................................................................................ss.6.10
Parent Share Options.........................................................................................ss.4.04
Parent Share Option Plans....................................................................................ss.4.04
Parent Permits...............................................................................................ss.4.05
Parent Subsidiaries..........................................................................................ss.4.04
Payment Time..............................................................................................ss.2.07(d)

                                                         6

Performance Stock Plan....................................................................................ss.9.04(k)
person....................................................................................................ss.9.04(j)
Principal Stockholders......................................................................................Recitals
Related Party Transactions................................................................................ss.4.04(c)
Restricted Share..........................................................................................ss.2.07(a)
Registration Statement....................................................................................ss.6.01(a)
Representatives...........................................................................................ss.6.03(b)
Required Consents.........................................................................................ss.3.05(b)
Rhode Island Co..............................................................................................ss.3.30
Rhode Island Co. Common Stock.............................................................................ss.3.32(a)
SEC.......................................................................................................ss.2.04(b)
Securities Act............................................................................................ss.3.05(b)
Significant Insurer..........................................................................................ss.3.27
subsidiary................................................................................................ss.9.04(l)
Superior Proposal.........................................................................................ss.9.04(m)
Surviving Corporation........................................................................................ss.1.01
Taxes.....................................................................................................ss.9.04(n)
TSE.......................................................................................................ss.4.05(b)
U.S. GAAP....................................................................................................3.07(b)
Vested Share Consideration................................................................................ss.2.07(a)
Vested Share Right........................................................................................ss.2.07(a)
Voting Agreements...........................................................................................Recitals

                  AGREEMENT AND PLAN OF MERGER dated as of January 19, 2001 (this "Agreement") among Hub International Limited, a corporation organized under the laws of Ontario ("Parent"), 416 Acquisition Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and Kaye Group Inc., a Delaware corporation (the "Company").

                               W I T N E S S E T H
                               - - - - - - - - - -

                  WHEREAS, the respective Boards of Directors of Parent, Merger Sub and the Company have each determined that it is in the best interests of each corporation and its respective stockholders to merge Merger Sub with and into the Company;

                  WHEREAS, the respective Boards of Directors of Parent, Merger Sub and the Company have approved and declared advisable this Agreement and the merger of Merger Sub with and into the Company (the "Merger") in accordance with the Delaware General Corporation law (the "DGCL") upon the terms and subject to the conditions set forth in this Agreement, whereby each issued and outstanding share of common stock, par value $ .01 per share, of the Company ("Company Common Stock"), other than shares owned by Parent, Merger Sub or the Company, and other than Dissenting Shares (as defined in Section 2.02(a) below), will be converted into the right to receive a combination of Parent Debentures (as defined herein) and cash, without interest thereon, except as otherwise provided in Section 2.08 hereof, per share of Company Common Stock, as provided for herein;

                  WHEREAS, on the date hereof, and as a condition and inducement to Parent's willingness to enter into this Agreement, Parent, Merger Sub and certain stockholders of the Company who collectively hold a majority of the outstanding shares of the Company (the "Principal Stockholders") have entered into stock option and voting agreements (the "Voting Agreements") pursuant to which such stockholders agreed (i) to vote to approve the Merger and adopt this Agreement, (ii) to grant an option to Parent to purchase their Company Common Stock and (iii) to take certain other actions in furtherance of the Merger upon the terms and subject to the conditions set forth in the Voting Agreements; and

                  WHEREAS, Parent intends to issue and sell to Fairfax Financial Holdings Limited certain securities to obtain financing for a portion of the aggregate Merger Consideration (as defined herein);

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Merger Sub and the Company hereby agree as follows:

                                   ARTICLE I
                                   THE MERGER

                  SECTION 1.01. The Merger. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL, at the Effective Time (as defined in Section 1.03 herein) Merger Sub shall be merged with and into the Company. As a result of the

Merger, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation of the Merger (the "Surviving Corporation").

                  SECTION 1.02. Closing. The closing of the Merger (the "Closing") shall take place at 10:00 a.m. (New York time) at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022-6069 on a date to be specified by the parties hereto (the "Closing Date"), which shall be no later than the second business day after satisfaction or waiver of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless another time, date or place is agreed to by the parties hereto.

                  SECTION 1.03. Effective Time. On the Closing Date, the parties shall file a certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware in such form as is required by, and executed in accordance with, the relevant provisions of the DGCL and shall make all other filings or recordings required by applicable law in connection with the Merger. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware or at such later date or time as is agreed upon by the parties and specified in the Certificate of Merger (the time the Merger becomes effective being hereinafter referred to as the "Effective Time").

                  SECTION 1.04. Effects of the Merger. The Merger shall have the effects as provided in this Agreement, the Certificate of Merger and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions and duties of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions and duties of the Surviving Corporation.

                  SECTION 1.05. Certificate of Incorporation and By-Laws of the Surviving Corporation. (a) At the Effective Time, the Certificate of Incorporation of the Company, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by law and such Certificate of Incorporation.

                  (b) Unless otherwise determined by Parent prior to the Effective Time, and subject to Section 6.05(a), the By-Laws of the Company, as in effect immediately prior to the Effective Time, shall be the By-Laws of the Surviving Corporation until thereafter amended as provided by law, the Certificate of Incorporation of the Surviving Corporation and such By-Laws.

                  SECTION 1.06. Directors and Officers of the Surviving Corporation. (a) The directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and By-laws of the Surviving Corporation.

                  (b) The officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation or approval.

                                   ARTICLE II
                 CONVERSION OF SHARES; EXCHANGE OF CERTIFICATES

                  SECTION 2.01. Conversion of Company Common Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub or the Company:

                  (a) Conversion of Company Common Stock. Subject to Sections
         2.02 and 2.07, each issued and outstanding share of Company Common Stock (other than shares to be canceled pursuant to Section 2.01(b)) shall be automatically converted into the right to receive $14 (the "Merger Consideration") payable as follows: (A) net amount of $9.3334 in cash, without interest thereon, except as otherwise provided in
         Section 2.08 hereof (the "Cash Component"), and (B) $4.6666 principal amount of a Parent Debenture (the "Debenture Component"). Pursuant to
         Section 2.04, Parent may elect to increase the Cash Component and decrease the Debenture Component as provided therein. As of the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares of Company Common Stock shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration, without interest, except as otherwise provided in Section 2.08 hereof.

                  (b) Cancellation of Treasury Stock and Parent-Owned Stock. Each share of Company Common Stock owned by Parent or any direct or indirect wholly owned subsidiary of Parent or held in the treasury of the Company or any Company Subsidiary shall be canceled and extinguished without any conversion thereof and no payment or distribution shall be made with respect thereto.

                  (c) Conversion of Merger Sub Common Stock. Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

                  SECTION 2.02. Dissenting Shares. (a) Notwithstanding any provision of this Agreement to the contrary, shares of Company Common Stock that are outstanding immediately prior to the Effective Time and which are held by stockholders who shall have not voted in favor of the Merger or consented thereto in writing and who shall have demanded properly in writing appraisal for such shares in accordance with section 262 of the DGCL (collectively, the "Dissenting Shares") shall not be converted into, or represent the right to receive, the Merger Consideration. Such stockholders shall be entitled to receive payment of the appraised value of such shares held by them in accordance with the provisions of such section 262, except that all

Dissenting Shares held by stockholders who shall have failed to perfect or who effectively shall have withdrawn or lost their rights to appraisal of such shares under such section 262 shall thereupon be deemed to have been converted into and to have become exchangeable for, as of the Effective Time, the right to receive the Merger Consideration, without any interest thereon, upon surrender, in the manner provided in Section 2.03, of the certificate or certificates that formerly evidenced such shares.

                  (b) The Company shall give Parent (i) prompt notice of any demands for appraisal received by the Company, withdrawals of such demands, and any other instruments served pursuant to the DGCL and received by the Company and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under the DGCL. The Company shall not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or offer to settle or settle any such demands.

                  SECTION 2.03. Exchange of Certificates. (a) Exchange Agent. Immediately after the Effective Time, Parent shall deposit, or shall cause to be deposited, with a bank or trust company designated by Parent and reasonably acceptable to the Company (the "Exchange Agent"), for the benefit of the holders of Company Common Stock, for exchange in accordance with this Article II through the Exchange Agent, (i) certificates evidencing the Parent Debentures issuable pursuant to Section 2.01(a) as of the Effective Time and (ii) cash, in an aggregate amount sufficient to pay the total cash payable to the holders of shares of Company Common Stock pursuant to Section 2.01(a) (such cash and certificates of Parent Debentures being hereinafter referred to as the "Exchange Fund"). The Exchange Agent shall, pursuant to irrevocable instructions from Parent, deliver the Parent Debentures and cash contemplated to be issued or paid pursuant to Section 2.01 out of the Exchange Fund. Except as contemplated by Sections 2.03(c) and (g) hereof, the Exchange Fund shall not be used for any other purpose.

                  (b) Exchange Procedures. As promptly as practicable after the Effective Time, Parent shall instruct the Exchange Agent to mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Company Common Stock (other than shares of Company Common Stock that have been cancelled pursuant to Section 2.01(b)) (the "Certificates"), and whose shares of Company Common Stock were converted into the right to receive the Merger Consideration pursuant to Section 2.01, (i) a letter of transmittal (which shall be in customary form, shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent and shall have such other conditions as Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates pursuant to such letter of transmittal in exchange for the Merger Consideration. Upon surrender to the Exchange Agent of a Certificate for cancellation together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration and the Certificate so surrendered shall forthwith be cancelled. Subject to Section 2.03(e), under no circumstances will any holder of a Certificate be entitled to receive any part of the Merger Consideration until such holder shall have surrendered such Certificate. In the event of a transfer of ownership of shares of Company Common Stock which is not registered in the transfer records of the Company, the Merger Consideration may be paid in accordance with this Article II to the transferee if the Certificate evidencing such shares of Company Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 2.02, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration. Except as otherwise provided in Section 2.08 hereof, no interest shall be paid or will accrue on any cash payable to holders of Certificates pursuant to provisions of this Article II on the Merger Consideration.

                  (c) No Liability. Neither Parent nor the Surviving Corporation shall be liable to any holder of shares of Company Common Stock in respect of any Merger Consideration that is delivered to a public official pursuant to any abandoned property, escheat or similar Law. If any Certificate shall not have been surrendered prior to six months after the Effective Time (or immediately prior to such earlier date on which any Merger Consideration would otherwise escheat to or become the property of any Governmental Entity (as defined in Section 3.05(b))), any such Merger Consideration, except to the extent permitted by applicable Law, will become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled thereto.

                  (d) Withholding. Each of the Surviving Corporation, Parent and the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock such amounts as it is required to deduct and withhold under the U.S. Internal Revenue Code of 1986, as amended (the "Code"), or any provision of any state, local or foreign tax law, with respect to the making of such payment. To the extent that amounts are so withheld by the Surviving Corporation, Parent or the Exchange Agent, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of shares of Company Common Stock in respect of which such deduction and withholding were made by the Surviving Corporation, Parent or the Exchange Agent, as the case may be.

                  (e) Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the applicable Merger Consideration, without any interest thereon.

                  (f) No Fractional Debentures. Parent Debentures issued upon the surrender for exchange of Certificates shall be issued only in principal amounts of $1,000 and integral multiples thereof. If the aggregate principal amount of Debenture Component due to a holder of a Certificate pursuant to
Section 2.01(a) above is less than $1,000, then such holder shall receive cash in lieu of such Debenture Component. If the aggregate principal amount of Debenture Component due to a holder of a Certificate pursuant to Section 2.01(a) above exceeds $1,000, then, with respect to that amount of Debenture Component that exceeds $1,000 or the nearest integral multiple thereof (the "Excess Debenture Component"), such holder shall receive cash in lieu of the Excess Debenture Component.

                  (g) Investment of Exchange Fund. The Exchange Fund may be invested by the Exchange Agent, pursuant to instructions from Parent and on behalf of the stockholders of the Company, in securities issued or guaranteed by the United States government or certificates of deposit of commercial banks that have, or are members of a group of commercial banks that has, consolidated total assets of not less than $500,000,000. Any net profit resulting from, or interest or income produced by, such investments shall be payable to the Surviving Corporation or Parent, as Parent directs.

                  (h) No Further Rights in Company Common Stock. All Parent Debentures issued or cash paid upon conversion of the Company Common Stock in accordance with the terms hereof shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to such Company Common Stock.

                  SECTION 2.04. Election to Increase the Cash Component. Notwithstanding anything to the contrary herein, Parent may in its sole discretion, on any date prior to the effectiveness of the Registration Statement (as defined herein) with the Securities and Exchange Commission (the "SEC"), elect to increase the Cash Component up to $14 and decrease the Debenture Component correspondingly. The Parent shall evidence any such election by delivering a written notice to the Company stating the Cash Component and Debenture Component.

                  SECTION 2.05. Stock Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed and, thereafter, there shall be no further registration of transfers of shares of Company Common Stock theretofore outstanding on the records of the Company. From and after the Effective Time, the holders of Certificates representing shares of Company Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of Company Common Stock formerly represented thereby, except as otherwise provided in this Agreement or by Law.

                  SECTION 2.06. Company Stock Options. Prior to the Effective Time, all outstanding stock options (the "Company Stock Options") issued under the Company's Amended and Restated Stock Option Plan (the "Company Stock Option Plan") shall become vested (i.e., such Company Stock Options shall become fully exercisable as to all shares of Company Common Stock covered thereby and as to which such Company Stock Options have not been previously exercised) and, immediately prior to the Effective Time, for each Company Stock Option, the holder of each such Company Stock Option (an "Optionee") shall be entitled to receive, in settlement and cancellation thereof, an amount of cash equal to the product of (A) the difference between the Merger Consideration and the exercise price per share of Company Common Stock provided in each Company Stock Option, and (B) the number of shares of Company Common Stock covered by such Company Stock Option, which payment shall be made to each Optionee immediately prior to the Effective Time by the Company. As of the

Effective Time, the Company shall cause the Company Stock Option Plan and each outstanding Company Stock Option to terminate.

                  SECTION 2.07. Company Restricted Stock. (a) Immediately prior to the Merger, each holder (a "Performance Stock Holder") of shares of Company Common Stock granted pursuant to the Stock Performance Plan (as defined herein) prior to the date hereof (each a "Performance Stock Share"), which Performance Stock Share is (i) outstanding immediately prior to the Effective Time and (ii) either (x) has vested pursuant to, and in accordance with, the terms of the Performance Stock Plan or (y) will as a result of the Merger become vested pursuant to, and in accordance with, the Performance Stock Plan, shall be cancelled and such Performance Stock Holder shall be entitled to a right (a "Vested Share Right") to receive in full payment therefor and settlement thereof an amount of cash equal to $14 per Performance Stock Share without interest thereon (the "Vested Share Consideration") less applicable withholding taxes. The Board of Directors of the Company (the "Board") shall cause the Performance Stock Plan to terminate as of the Effective Time and each Performance Stock Share outstanding at the Effective Time shall be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such Performance Stock Shares shall cease to have any rights with respect thereto except as set forth in this Section 2.07.

                  (b) The aggregate amount of the Vested Share Consideration that could become payable pursuant to Section 2.07(a), which the parties agree is currently equal to $2,668,070, subject to adjustment in accordance with the terms hereof (the "Escrow Fund"), shall be paid by the Parent to a mutually agreeable escrow agent (the "Escrow Agent") as soon as practicable after the Effective Time pursuant to an escrow agreement mutually agreeable to the Parent, the Company and the Escrow Agent (the "Escrow Agreement"). The Escrow Agreement shall provide that the entire Escrow Fund shall be paid promptly after the first anniversary of the Effective Time, and, except as provided below, not before that time, to the One-Year Qualified Holders (as defined below). Payment of the Escrow Fund to the One-Year Qualified Holders shall be made pro rata to each such holder according to the number of his or her Performance Stock Shares that were cancelled pursuant to Section 2.07(a) above.

                  (c) A "One-Year Qualified Holder" shall mean any Performance Stock Holder (i) who continues to be employed by the Surviving Corporation, the Parent or any of their direct or indirect subsidiaries on the first anniversary of the Effective Time or (ii) whose employment with the Surviving Corporation, the Parent or any of their direct or indirect subsidiaries was terminated on or prior to the first anniversary of the Effective Time only by reason of one of the following: (x) by such Performance Stock Holder's death or disability (as defined in the Company's applicable medical or disability plan), (y) by the Surviving Corporation, the Parent or any of their direct or indirect subsidiaries without Cause (as defined below); or (z) by the Performance Stock Holder for Good Reason (as defined below). Upon any Performance Stock Holder's death after the Effective Time but on or before the first anniversary thereof, any such holder's heirs shall be entitled to receive as promptly as practicable all payments in respect of such Vested Share Right without waiting until the first anniversary of the Effective Time. Upon any Performance Stock Holder's termination from employment without Cause by the Surviving Corporation, the Parent or any of their direct or indirect subsidiaries, or termination by the Performance Stock Holder for Good Reason, after the Closing Date but on or before the first anniversary thereof, any such holder shall be entitled to receive as promptly as practicable all payments in respect of such Vested Share Right without waiting until the first anniversary of the Effective Time.

                  (d) For purposes of Section 2.07(c):

                  (x) "Cause" shall mean (i) a breach by the Performance Stock Holder of the provisions of his or her Employment Agreement, which breach shall not have been cured by the Performance Stock Holder within thirty (30) days following notice thereof by the employer, the Surviving Corporation, the Parent or any of their direct or indirect subsidiaries to the Performance Stock Holder, (ii) the commission of gross negligence or bad faith by the Performance Stock Holder in the course of the Performance Stock Holder's employment, (iii) the commission by the Performance Stock Holder of a criminal act of fraud, theft or dishonesty causing damages to the Surviving Corporation, the Parent or any of their direct or indirect subsidiaries or (iv) the Performance Stock Holder's conviction of (or plea of nolo contendere to) any felony, or misdemeanor involving moral turpitude if such misdemeanor results in financial harm to or adversely affects the goodwill of the Surviving Corporation, the Parent or any of their direct or indirect subsidiaries; and

                  (y) "Good Reason" shall mean:

                  (i) the assignment to the Performance Stock Holder of any duties substantially inconsistent with the position with the Company or its direct or indirect subsidiaries that the Performance Stock Holder held immediately prior to the Effective Time, or a significant adverse alteration in the nature or status of the Performance Stock Holder's responsibilities or the conditions of the Performance Stock Holder's employment from those in effect immediately prior to the Effective Time, excluding for this purpose an isolated and inadvertent action not taken in bad faith and which is remedied by the Surviving Corporation, the Parent or any of their direct or indirect subsidiaries, promptly after receipt of notice thereof given by the Performance Stock Holder;

                  (ii) a material reduction by the Surviving Corporation, the Parent or any of their direct or indirect subsidiaries in the Performance Stock Holder's annual base salary as in effect on the date hereof or as the same may be increased from time to time, except for across-the-board salary reductions similarly affecting most key personnel of the Surviving Corporation, the Parent or any of their direct or indirect subsidiaries and most key personnel of any person in control of the Parent;

                  (iii) any failure by the Surviving Corporation, the Parent or any of their direct or indirect subsidiaries, as applicable, to require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Surviving Corporation or the

         Parent, as applicable, to assume expressly and agree to perform the provisions of any employment agreement to which the Performance Stock Holder is a party in the same manner and to the same extent that the Surviving Corporation, the Parent or any of their direct or indirect subsidiaries would be required to perform if no such succession had taken place;

                  (iv) the relocation of the offices at which the Performance Stock Holder is principally employed immediately prior to the Effective Time hereunder to a location more than 35 miles from such location, or the imposition of any requirement by the Surviving Corporation, the Parent or any of their direct or indirect subsidiaries that the Performance Stock Holder be based anywhere other than the offices at which the Performance Stock Holder is principally employed immediately prior to the Effective Time, except for business related travel to an extent substantially consistent with the Performance Stock Holder's business travel obligations immediately prior to the Effective Time; or

                  (v) the failure by the Parent or the Surviving Corporation, as the case may be, to continue to provide the Performance Stock Holder with benefits substantially similar to those enjoyed by the Performance Stock Holder under any of the life insurance, medical, accident, disability or other employee benefit or compensation plans of the Company or any of the Company Subsidiaries in which the Performance Stock Holder was participating at the Effective Time or the failure by the Parent or the Surviving Corporation, as the case may be, to provide the Performance Stock Holder with the number of paid vacation days to which the Performance Stock Holder is entitled on the basis of years of service with the Company or any of its subsidiaries, as the case may be, in accordance with the normal vacation policies of the Company or any such subsidiary, as the case may be, in effect at the Effective Time, unless such failure or taking of action similarly affects most key personnel of the Parent and its subsidiaries.

                  SECTION 2.08. Interest on Merger Consideration. If the Effective Time shall not have occurred on or before the 180th day (the "Interest Date") following the date on which the Company Proxy Statement (as defined herein) is filed with the SEC, then the Merger Consideration shall be adjusted by adjusting each of the Cash Component and the Debenture Component to reflect the accrual of interest at a rate of 8.5% per annum for the period beginning on the day immediately following the Interest Date and ending on the date of the Effective Time. Notwithstanding the previous sentence, no interest shall accrue and no adjustment to the Merger Consideration shall be made if the Company shall have failed in any material respect to comply with Section 6.06.

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  As an inducement to enter into this Agreement, the Company hereby represents and warrants to Parent and Merger Sub that:

                  SECTION 3.01. Organization and Qualification; Subsidiaries.
(a) Each of the Company and each operating subsidiary of the Company with total assets in excess of $50,000 on its balance sheet at September 30, 2000 (collectively, the "Company Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted except where the failure to be so organized, existing or in good standing or to have such power, authority, and governmental approvals would not prevent or materially delay consummation of the Merger or otherwise prevent or materially delay the Company from performing its obligations under this Agreement and would not, individually or in the aggregate, have a Material Adverse Effect (as defined in Section 9.04). The Company and each of the Company Subsidiaries is duly qualified or licensed as a foreign corporation or organization to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that would not prevent or materially delay consummation of the Merger or otherwise prevent or materially delay the Company from performing its obligations under this Agreement and would not, individually or in the aggregate, have a Material Adverse Effect.

                  (b) Section 3.01(b) of the disclosure schedule prepared by the Company and delivered by the Company to Parent prior to the execution of this Agreement and forming a part of this Agreement (the "Company Disclosure Schedule") sets forth a true and complete list of all the Company Subsidiaries, together with the jurisdiction of incorporation of each Company Subsidiary and the percentage of the outstanding capital stock of each Company Subsidiary owned by the Company and each Company Subsidiary, and separately identifies all subsidiaries of the Company that are not Company Subsidiaries (collectively, the "Insignificant Subsidiaries"). Except as set forth in Section 3.01(b) of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary directly or indirectly owns, or has outstanding contractual obligations to acquire, any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity.

                  (c) None of the Insignificant Subsidiaries has any liabilities or obligation of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether due or to become due), except for such liabilities and obligations as would not prevent or materially delay consummation of the Merger or otherwise prevent or materially delay the Company from performing its obligations under this Agreement and would not, individually or in the aggregate, have a Material Adverse Effect on the Company or any Company Subsidiary.

                  SECTION 3.02. Certificate of Incorporation and By-Laws. The Company has heretofore made available to Parent a complete and correct copy of the Certificate of Incorporation and the By-Laws, each as amended to date, of the Company and each Company Subsidiary. Such Certificates of Incorporation and By-Laws are in full force and effect. Neither the Company nor any Company Subsidiary is in violation of any of the provisions of its

Certificate of Incorporation or By-Laws. True and complete copies of all minute books of the Company have been made available by the Company to Parent.

                  SECTION 3.03. Capitalization. (a) The authorized capital stock of the Company consists of (a) 20,000,000 shares of Company Common Stock and (b) 1,000,000 shares of preferred stock, par value $1.00 per share, of the Company (the "Company Preferred Stock"). As of the date hereof, (a) 8,481,471 shares of Company Common Stock and (b) no shares of Company Preferred Stock were issued and outstanding. All of the issued and outstanding shares of Company Common Stock are validly issued, fully paid and nonassessable. 4,481 shares of Company Common Stock and no shares of Company Preferred Stock, are held in the treasury of the Company or by any Company Subsidiary and 1,350,000 shares of Company Common Stock have been duly reserved for future issuance pursuant to the Company Stock Option Plan. There are no issued or outstanding bonds, debentures, notes, convertible notes or other indebtedness of the Company having the right to vote on any matters on which stockholders of the Company may vote. Except for the Company Stock Options granted pursuant to the Company Stock Option Plans or pursuant to agreements or arrangements described in Section 3.03 of the Company Disclosure Schedule, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which the Company or any Company Subsidiary is a party relating to the issued or unissued stock of the Company or any Company Subsidiary or conditionally or absolutely obligating the Company or any Company Subsidiary to issue or sell any shares of stock of, or other equity interests in, the Company or any Company Subsidiary. Section 3.03(a) of the Company Disclosure Schedule sets forth all Company Stock Options, including the relevant vesting times and exercise periods. All shares of Company Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and non-assessable. There are no outstanding obligations (whether conditional or absolute) of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any shares or other equity interests of Company Common Stock or any shares or other equity interests of any Company Subsidiary. Each outstanding share of stock or other equity interest of each Company Subsidiary is duly authorized, validly issued, fully paid and non-assessable and each such share or other equity interest owned by the Company or another Company Subsidiary is free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Company's or such other Company Subsidiary's voting rights, charges and other encumbrances of any nature whatsoever.

                  (b) Restricted Stock. Section 3.03(b) of the Company Disclosure Schedule sets forth a true and complete list of each holder of Restricted Shares, and identifies how many Restricted Shares of each such holder
(i) are vested as of the date hereof and (ii) may be vested, whether by reason of the Merger (assuming only for purposes of this Section 3.03(b) that the Effective Time is at December 31, 2001) or otherwise at December 31, 2001.

                  SECTION 3.04. Authority Relative to This Agreement. The Company has all necessary corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder and to consummate the Merger and the other transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Company and the consummation by the Company of the Merger and the other transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement (other than with respect to the Merger, the approval and adoption of this Agreement and the Merger by the affirmative vote of holders of a majority of the Company Common Stock (the "Company Stockholders' Approval") entitled to vote on the matter (the "Company Stockholders' Vote"), and the filing of the Certificate of Merger with the Secretary of State of the State of Delaware as required by the DGCL). This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Board has approved this Agreement, the Merger and the other transactions contemplated herein and such approvals are sufficient so that the restrictions on business combinations set forth in Section 203(a) of the DGCL shall not apply to the Merger.

                  SECTION 3.05. No Conflict; Required Filings and Consents. (a) Except as set forth in Section 3.05 of the Company Disclosure Schedule, the execution and delivery of this Agreement do not, and performance of this Agreement by the Company will not, (i) conflict with or violate the Certificate of Incorporation or By-Laws of the Company or any equivalent organizational documents of any Company Subsidiary, (ii) conflict with or violate any federal, national, state, provincial, municipal or local law, statute, ordinance, rule, regulation, order, injunction, judgment or decree ("Law") applicable to the Company or any Company Subsidiary or by which any property or asset of the Company or any Company Subsidiary is bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of the Company or any Company Subsidiary pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation, except, with respect to clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or materially delay consummation of the Merger or otherwise prevent or materially delay the Company from performing its obligations under this Agreement and would not, individually or in the aggregate, have a Material Adverse Effect on the Company or the Insurance Companies.

                  (b) Except as set forth in Section 3.05(b) of the Company Disclosure Schedule, the execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or permit of, or filing with or notification to, any federal, national, state, provincial, municipal or local government, any instrumentality, subdivision, court, administrative agency or commission or other authority thereof, or any quasi-governmental or private body exercising any regulatory, taxing, importing or any other governmental or quasi-governmental authority (a "Governmental Entity"), except (i) for (A) the pre-merger notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the requirements of other applicable competition laws, (B) the requisite approvals of insurance regulatory authorities (including, without limitation, the insurance regulatory authorities of Rhode Island), (C) applicable requirements, if any, of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act"), state securities or "blue sky" laws (the "Blue Sky Laws") and state takeover laws, (D) the DGCL with respect to the filing of the Delaware Certificate of Merger and (E) the rules and regulations of the Nasdaq National Market (the "Nasdaq") (the foregoing clauses (i)(A) through (E) being referred to collectively as the "Required Consents") and (ii) where the failure to obtain any such consent, approval, authorization or permit, or to make any such filing or notification, would not prevent or materially delay consummation of the Merger, or otherwise prevent or materially delay the Company from performing its obligations under this Agreement and would not, individually or in the aggregate, have a Material Adverse Effect on the Company or the Insurance Companies.

                  SECTION 3.06. Permits; Compliance. (a) Except as disclosed in
Section 3.06(a) of the Company Disclosure Schedule, each of the Company and the Company Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity necessary for the Company or any Company Subsidiary to own, lease and operate its properties or to carry on its business as it is now being conducted (the "Company Permits") except where the failure to obtain any such Company Permits would not prevent or materially delay consummation of the Merger, or otherwise prevent or materially delay the Company from performing its obligations under this Agreement and would not, individually or in the aggregate, have a Material Adverse Effect. As of the date hereof, no suspension or cancellation of any of the Company Permits is pending or, to the knowledge of the Company, threatened.

                  (b) Except as disclosed in Section 3.06(b) of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary is in conflict with, or in default or violation of, any (i) Law applicable to the Company or any Company Subsidiary or by which any property or asset of the Company or any Company Subsidiary is bound or affected, (ii) note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary or any property or asset of the Company or any Company Subsidiary is bound or affected or (iii) Company Permits, except in each case for any such conflicts, defaults or violations that would not prevent or materially delay consummation of the Merger or otherwise prevent or materially delay the Company from performing its obligations under this Agreement and would not, individually or in the aggregate, have a Material Adverse Effect.

                  SECTION 3.07. SEC Filings; Financial Statements. (a) The Company has filed all forms, reports and documents required to be filed by it with the SEC since December 31, 1998 and has heretofore delivered or made available to Parent, in the form filed with the SEC, (i) its Annual Reports on Form 10-K for the fiscal years ended December 31, 1998 and 1999, (ii) its Quarterly Reports on Form 10-Q for the periods ended March 31, 2000, June 30, 2000 and September 30, 2000, (iii) all proxy statements relating to the Company's meetings of stockholders (whether annual or special) held since May 1, 1998 and (iv) all other forms, reports and other registration statements (other than Quarterly Reports on Form 10-Q not referred to in clause (ii) above) filed by the Company with the SEC since April 1, 1998 (the forms, reports and other documents referred to in clauses (i), (ii), (iii) and (iv) above being, collectively, the "Company SEC Reports") and
(v) complete (i.e., unredacted) copies of each exhibit to the Company SEC Reports filed with the SEC. The Company SEC Reports (i) were prepared in accordance with either the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations promulgated thereunder, and (ii) did not, at the time they were filed, or, if amended, as of the date of such amendment, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No Company Subsidiary is required to file any form, report or other document with the SEC.

                  (b) Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the Company SEC Reports was prepared in accordance with United States generally accepted accounting principles ("U.S. GAAP") applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Regulation S-X adopted by the SEC) and each presented in all material respects, the consolidated financial position, results of operations and cash flows of the Company and the consolidated subsidiaries of the Company as at the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments which would not have had, individually or in the aggregate, a Material Adverse Effect). The balance sheet of the Company contained in the Company SEC Reports as of September 30, 2000 is hereinafter referred to as the "Company Balance Sheet".

                  (c) The Company has heretofore furnished to Parent a complete and correct copy of any amendments or modifications that have not been filed with the SEC to all agreements, documents or other instruments that previously had been filed by the Company with the SEC and are currently in effect.

                  SECTION 3.08. Undisclosed Liabilities. Except for those liabilities that are disclosed in Section 3.08 of the Company Disclosure Schedule or are fully reflected or reserved against on the Company Balance Sheet, neither the Company nor any Company Subsidiary has outstanding any liability or obligation of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether due or to become due), except for liabilities and obligations that have been incurred since the date of the Company Balance Sheet in the ordinary course of business, that would not prevent or materially delay consummation of the Merger or otherwise prevent or materially delay the Company from performing its obligations under this Agreement and that would not, individually or in the aggregate, have a Material Adverse Effect. With respect to liabilities or obligations concerning the matters addressed in Sections 3.07, 3.11, 3.13, and 3.16, the provisions of such Sections and not this Section 3.08 shall apply.

                  SECTION 3.09. Absence of Certain Changes or Events. From September 30, 2000 through the date hereof, except as set forth in Section 3.09 of the Company Disclosure Schedule, (a) each of the Company and the Company Subsidiaries has conducted its business only in the ordinary course and (b) there has not been any circumstance, event, occurrence, change or effect that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                  SECTION 3.10. Absence of Litigation. Except as specifically disclosed in Section 3.10 of the Company Disclosure Schedule, there is no litigation, suit, claim, action, proceeding or investigation (an "Action") pending or, to the knowledge of the Company, threatened against the Company or any Company Subsidiary, or against any property or asset of the Company or any Company Subsidiary, before any court, arbitrator or Governmental Entity, domestic or foreign which the Company reasonably believes, individually or in the aggregate, could result in liability of the Company or any Company Subsidiary in amounts in excess of $50,000. Except as specifically disclosed in
Section 3.10 of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary nor any property or asset of the Company or any Company Subsidiary is subject to any continuing order of, consent decree, settlement agreement or similar written agreement with, or, to the knowledge of the Company, continuing investigation by, any Governmental Entity, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity that would prevent or materially delay consummation of the Merger or otherwise prevent or materially delay the Company from performing its obligations under this Agreement or would, individually or in the aggregate, have a Material Adverse Effect.

                  SECTION 3.11. Employee Benefit Matters. (a) Plans and Material Documents. Section 3.11 (a) of the Company Disclosure Schedule lists (i) all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) and all bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance or other benefit plans, programs or arrangements, and all employment, consulting, termination, severance or other contracts or agreements, whether legally enforceable or not, to which the Company or any Company Subsidiary is a party, with respect to which the Company or any Company Subsidiary has any obligation or which are maintained, contributed to or sponsored by the Company or any Company Subsidiary for the benefit of any current or former employee, consultant, officer or director of the Company or any Company Subsidiary, (ii) each employee benefit plan for which the Company or any Company Subsidiary could incur liability under section 4069 of ERISA in the event such plan has been or were to be terminated,
(iii) any plan in respect of which the Company or any Company Subsidiary could incur liability under section 4212(c) of ERISA and (iv) any contracts, arrangements or understandings between the Company or any Company Subsidiary and any employee of the Company or any Company Subsidiary including, without limitation, any contracts, arrangements or understandings relating to a sale of the Company or any Company Subsidiary (collectively, the "Company Benefit Plans"). Except as disclosed in Section 3.11(a) of the Company Disclosure Schedule, each Company Benefit Plan is in writing and the Company has made available to Parent a true and complete copy of each Company Benefit Plan and a true and complete copy of each material document, if any, prepared in connection with each such Company Benefit Plan, including, without limitation, a copy of
(i) each trust or other funding arrangement currently in effect, (ii) the current summary plan description and any subsequent summary of material modifications, (iii) the most recently filed Internal Revenue Service (the "IRS") Form 5500, (iv) the most recently received IRS determination letter for each such Company Benefit Plan and (v) the most recently prepared actuarial report and financial statement in connection with each such Company Benefit Plan. Except as disclosed in Section 3.11(a) of the Company Disclosure Schedule, there are no other employee benefit plans, programs, arrangements or agreements, whether formal or informal, whether in writing or not, to which the Company or any Company Subsidiary is a party, with respect to which the Company or any Company Subsidiary has any obligation or which are maintained, contributed to or sponsored by the Company or any Company Subsidiary for the benefit of any current or former employee, consultant, officer or director of the Company or any Company Subsidiary. Neither the Company nor any Company Subsidiary has any express or implied commitment, whether legally enforceable or not, (i) to create, incur liability with respect to or cause to exist any other employee benefit plan, program or arrangement,
(ii) to enter into any contract or agreement to provide compensation or benefits to any individual or (iii) to modify, change or terminate any Company Benefit Plan, other than with respect to a modification, change or termination required by ERISA or the Code.

                  (b) Absence of Certain Types of Plans. Except as disclosed in
Section 3.11(b) of the Company Disclosure Schedule, none of the Company Benefit Plans is a multiemployer plan (within the meaning of section 3(37) or 4001(a)(3) of ERISA) (a "Multiemployer Plan") or a single employer pension plan (within the meaning of Section 4001(a)(15) of ERISA) for which the Company or any Company Subsidiary could incur liability under Section 4063 or 4064 of ERISA (a "Multiple Employer Plan"). Except as disclosed in Section 3.11(b) of the Company Disclosure Schedule, none of the Company Benefit Plans (i) provides for the payment of separation, severance, termination or similar-type benefits to any person, (ii) obligates the Company or any Company Subsidiary to pay separation, severance, termination or similar-type benefits solely or partially as a result of any transaction contemplated by this Agreement, or (iii) obligates the Company or any Company Subsidiary to make any payment or provide any benefit as a result of a "change in control", within the meaning of such term under Section 280G of the Code. None of the Company Benefit Plans provides for or promises retiree medical, disability or life insurance benefits to any current or former employee, officer or director of the Company or any Company Subsidiary. Each of the Company Benefit Plans is subject only to the Laws of the United States or a political subdivision thereof.

                  (c) Compliance. Except as disclosed in Section 3.11(c) of the Company Disclosure Schedule, to the knowledge of the Company, each Company Benefit Plan is now and always has been operated in all respects in accordance with its terms and the requirements of all applicable laws and regulations and rules promulgated thereunder, including, without limitation, ERISA and the Code, except for such non-compliance as would not result in a Material Adverse Effect or has not or would not be reasonably likely to result in a significant expense to the Company. The Company and all Company Subsidiaries have performed all material obligations required to be performed by them under, are not in any material respect in default under or in material violation of, and have no knowledge of any such default or violation by any other party with respect to, any Company Benefit Plan. No action, claim or proceeding is pending or, to the knowledge of the Company, threatened with respect to any Company Benefit Plan (other than claims for benefits in the ordinary course) and, to the knowledge of the Company, no fact or event exists that could reasonably give rise to any such action, claim or proceeding.

                  (d) Qualification of Certain Plans. Each Company Benefit Plan that is intended to be qualified under section 401(a) of the Code or section 401(k) of the Code has received a favorable determination letter from the IRS covering all of the provisions applicable to the Company Benefit Plan, and no fact or event has occurred since the date of such determination letter or letters from the IRS that is likely to adversely affect the qualified status of any such Company Benefit Plan or the exempt status of any such trust.

                  (e) Absence of Certain Liabilities. To the knowledge of the Company, there has not been any nonexempt prohibited transaction (within the meaning of Section 406 and 408 of ERISA or Section 4975 of the Code) with respect to any Company Benefit Plan. Neither the Company nor any Company Subsidiary has incurred any liability that has not been satisfied under, arising out of or by operation of Title IV of ERISA, including, without limitation, any liability in connection with (i) the termination or reorganization of any employee benefit plan subject to Title IV of ERISA, (ii) the withdrawal from any Multiemployer Plan within the five-year period immediately preceding the date of this Agreement or (iii) the withdrawal from any Multiple Employer Plan, and no fact or event exists which could give rise to any such liability.

                  (f) Plan Contributions and Funding. All contributions, premiums or payments required to be made with respect to any Company Benefit Plan have been made on or before their due dates. All such contributions have been fully deductible for income tax purposes and no such deduction has been challenged or disallowed by any Governmental Entity and no fact or event exists which could give rise to any such challenge or disallowance.

                  (g) Severance Payments. Except as disclosed in Section 3.11(g) of the Company Disclosure Schedule, the consummation of the transactions contemplated by this Agreement will not, either alone or in combination with another event, (i) entitle any current or former employee, officer or director of the Company or any Company Subsidiary to severance pay, unemployment compensation or any other payment, except as expressly provided in this Agreement, (ii) accelerate the time of payment or vesting, or increase the amount, of compensation due any such employee, officer or director or (iii) constitute a "change of control" under any Company Benefit Plan.

                  (h) There is no Company Benefit Plan that is not subject to United States law.

                  SECTION 3.12. Material Contracts. (a) Subsections (i) through
(xi) of Section 3.12(a) of the Company Disclosure Schedule contain a list of the following types of contracts and agreements to which the Company or any Company Subsidiary is a party (such contracts, agreements and arrangements as are required to be set forth in Section 3.12(a) of the Company Disclosure Schedule being the "Company Material Contracts"):

                  (i) each contract and agreement which (A) has or is likely to involve consideration of more than $100,000, in the aggregate, during one or more of the calendar years ending December 31, 2000 or 2001 or
         (B) is likely to involve
         consideration of more than $100,000, in the aggregate, over the remaining term of such contract, and which, in either case, cannot be canceled by the Company or any Company Subsidiary without penalty or further payment and without more than 90 days' notice;

                  (ii) all management contracts (excluding contracts for employment) and contracts with other consultants which have or are likely to involve consideration of more than $100,000, including any contracts involving the payment of royalties or other amounts calculated based upon the revenues or income of the Company or any Company Subsidiary or income or revenues related to any product of the Company or any Company Subsidiary to which the Company or any Company Subsidiary is a party;

                  (iii) all contracts and agreements evidencing indebtedness for borrowed money;

                  (iv) all contracts and agreements with any Governmental Entity to which the Company or any Company Subsidiary is a party;

                  (v) all contracts and agreements that limit, or purport to limit, the ability of the Company or any Company Subsidiary to compete in any line of business or with any person or entity or in any geographic area or during any period of time;

                  (vi) other than those entered into in the ordinary course of business, all material contracts or arrangements that result in any person or entity holding a power of attorney from the Company or any Company Subsidiary that relates to the Company, any Company Subsidiary or their respective businesses;

                  (vii) all contracts, agreements, commitments and instruments relating to any obligation to engage in a merger, consolidation, business combination, share exchange or business acquisition, or for the purchase or sale of any assets of the Company or any of the Company Subsidiaries other than in the ordinary course of business;

                  (viii) other than those entered into in the ordinary course of business, all contracts, agreements, commitments and instruments that include any indemnification, contribution or support obligations in an amount which would reasonably be expected to exceed $100,000 or which in the aggregate would reasonably be expected to exceed $100,000;

                  (ix) all contracts, agreements, commitments and instruments that obligate capital expenditures involving total payments of more than $100,000;

                  (x) all contracts, agreements, commitments and instruments that obligate the Company or any Company Subsidiary to issue or sell any capital stock; and

                  (xi) all other contracts and agreements, whether or not made in the ordinary course of business, which are material to the Company or any Company Subsidiary or the conduct of their respective businesses, or the absence of which would prevent or materially delay consummation of the Merger or otherwise prevent or materially delay the Company from performing its obligations under this Agreement or would, individually or in the aggregate, have a Material Adverse Effect.

                  (b) Except as would not prevent or materially delay consummation of the Merger or otherwise prevent or materially delay the Company from performing its obligations under this Agreement and would not, individually or in the aggregate, have a Material Adverse Effect, (i) each Company Material Contract is a legal, valid and binding agreement in full force and effect, and none of the Company Material Contracts is in default by its terms or has been canceled by the other party and no event has occurred that with notice or lapse of time or both would constitute a default, (ii) to the Company's knowledge, no other party is in breach or violation of, or default (where applicable) under, any Company Material Contract; (iii) no Company or Company Subsidiary is in receipt of any claim of default (where applicable) under any such agreement and
(iv) neither the execution of this Agreement nor the consummation of the Merger or any other transaction contemplated herein shall constitute default, give rise to cancellation rights, or otherwise adversely affect any of the Company's rights under any Company Material Contract. The Company has furnished or made available to Parent true and complete copies of all Company Material Contracts, including any amendments thereto.

                  SECTION 3.13. Environmental Matters . Except as described in
Section 3.13 of the Company Disclosure Schedule and as would not, individually or in the aggregate, have a Material Adverse Effect, (a) the Company and the Company Subsidiaries have not violated and are not in violation of any Environmental Law (as defined below); (b) none of the properties currently or formerly owned, leased or operated by the Company and the Company Subsidiaries (including, without limitation, soils and surface and ground waters) are or were contaminated with any Hazardous Substance (as defined below); (c) neither the Company nor the Company Subsidiaries are liable for any off-site contamination by Hazardous Substances; (d) the Company and the Company Subsidiaries are not liable under any Environmental Law (including, without limitation, pending or threatened liens); (e) the Company and the Company Subsidiaries have all permits, licenses and other authorizations required under any Environmental Law ("Environmental Permits"); (f) the Company and the Company Subsidiaries are in compliance with their Environmental Permits; and (g) neither the execution of this Agreement nor the consummation of the transactions contemplated herein will require any investigation, remediation or other action with respect to Hazardous Substances, or any notice to or consent of Governmental Entities or third parties, pursuant to any applicable Environmental Law or Environmental Permit, including, without limitation, the Connecticut Transfer Act.

                  "Environmental Law" means any applicable federal, state, local or foreign law relating to (A) releases of Hazardous Substances or materials containing Hazardous Substances; (B) the manufacture, handling, transport, use, treatment, storage or disposal of Hazardous Substances or materials containing Hazardous Substances; or (C) otherwise relating to pollution or protection of the environment, health, safety or natural resources.

                  "Hazardous Substances" means (i) those substances defined in or regulated under the following federal statutes and their state counterparts, as each may be amended from time to time, and all regulations thereunder: the Hazardous Materials Transportation Act, the Resource

Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Clean Water Act, the Safe Drinking Water Act, the Atomic Energy Act, the Federal Insecticide, Fungicide, and Rodenticide Act and the Clean Air Act; (ii) petroleum and petroleum products, including crude oil and any fractions thereof; (iii) natural gas, synthetic gas, and any mixtures thereof; (iv) polychlorinated biphenyls, asbestos and radon; (v) any other contaminant; and (vi) any substance, material or waste regulated by any federal, state, local or foreign Governmental Entity pursuant to any Environmental Law.

                  SECTION 3.14. Title to Properties; Absence of Liens and Encumbrances. (a) Section 3.14(a)(i) of the Company Disclosure Schedule lists the real property interests owned by the Company and the Company Subsidiaries.
Section 3.14(a)(ii) of the Company Disclosure Schedule lists all real property leases to which the Company or any Company Subsidiary is a party, and each amendment thereto. Other than the owned real property identified in Section 3.14(a)(i) of the Company Disclosure Schedule and leaseholds created under the real property leases identified in Section 3.14(a) of the Company Disclosure Schedule, the Company and the Company Subsidiaries have no ownership or leasehold interest in any real property.

                  (b) Except as would not, individually or in the aggregate, have a Material Adverse Effect, each of the Company and the Company Subsidiaries has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its tangible properties and assets, real, personal and mixed, used or held for use in its business, free and clear of any liens, pledges, charges, claims, security interests or other encumbrances of any sort ("Liens"), except for Liens in respect of obligations not yet due, which are owed in respect of taxes or which otherwise are owed to landlords, carriers, warehousepersons or laborers, except for such Liens or other imperfections of title and encumbrances, if any, which are not material in character, amount or extent, and which do not materially detract from the value, or materially interfere with the present or contemplated use, of the property subject thereto or affected thereby.

                  SECTION 3.15. Intellectual Property. (a) The Company and the Company Subsidiaries own or possess adequate licenses or other valid rights to use all material Intellectual Property (as defined below) used or held for use in connection with the business of the Company and the Company Subsidiaries as currently conducted.

                  (b) To the knowledge of the Company, no current or prior use of any Intellectual Property by the Company or any of the Company Subsidiaries or current or prior product sold, imported or offered for sale by the Company and the Company Subsidiaries infringes on or otherwise violates the rights of any person and such use, sale, importation and offer to sell is and has been in accordance with all applicable licenses pursuant to which the Company or any of the Company Subsidiaries acquired the right to use such Intellectual Property other than as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                  (c) To the knowledge of the Company, no Intellectual Property owned or licensed by the Company or the Company Subsidiaries is being used or enforced in a matter that would result in the abandonment, cancellation or unenforceability of such Intellectual Property other than as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                  (d) To the knowledge of the Company, and except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) there has been no misappropriation of any material trade secrets or other material confidential Intellectual Property of the Company or any Company Subsidiary by any person, (ii) no employee, independent contractor or agent of the Company or any Company Subsidiary has misappropriated any trade secrets of any other person in the course of such performance as an employee, independent contractor or agent and (iii) no employee, independent contractor or agent of Company or any Company Subsidiary is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of invention agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of the Company's and the Company Subsidiaries' Intellectual Property.

                  "Intellectual Property" means all trademarks, trademark rights, trade name, trade name rights, trade dress and other indications of origin, brand names, certification rights, service marks, applications for trademarks and for service marks, know-how and other proprietary rights and information; inventions, discoveries and ideas, whether patentable or not, in any jurisdiction; patents, patent rights and trade secrets; proprietary writings and other works, whether copyrightable or not, in any jurisdiction; and any similar intellectual property or proprietary rights.

                  SECTION 3.16. Taxes. The Company and the Company Subsidiaries have filed all United States federal, state, local and non-United States Tax returns and reports due and required to be filed by them and have paid and discharged all Taxes required to be paid or discharged, other than (a) such Taxes, returns or reports as are being contested in good faith by appropriate proceedings and (b) such Taxes, returns or reports or other occurrences that would not, individually or in the aggregate, have a Material Adverse Effect. No United States (federal, state or local) or non-United States taxing authority or agency is asserting in writing or threatening to assert in writing against the Company or any Company Subsidiary any deficiency or claim for any Taxes or interest thereon or penalties in connection therewith. Neither the Company nor any Company Subsidiary has granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of any Tax. The accruals and reserves for Taxes reflected in the Company Balance Sheet are adequate to cover all Taxes accruable through such date (including interest and penalties, if any, thereon) in accordance with U.S. GAAP. Neither the Company nor any Company Subsidiary has made an election under Section 341(f) of the Code. There are no Tax liens upon any property or assets of the Company or any of the Company Subsidiaries except liens for current Taxes not yet due. Neither the Company nor any of the Company Subsidiaries has been required to include in income any adjustment pursuant to Section 481 of the Code by reason of a voluntary change in accounting method initiated by the Company or any of the Company Subsidiaries, and the IRS has not initiated or proposed any such adjustment or change in accounting method, in either case which adjustment or change would have a Material Adverse Effect.

                  SECTION 3.17. Board Approval; Vote Required. (a) The Board, by resolutions duly adopted by unanimous vote at a meeting duly called and held and not subsequently rescinded or modified in any way on or prior to the date hereof (the "Company Board Approval"), has duly (i) approved this Agreement and the Merger, and determined that the execution, delivery and performance of this Agreement is advisable and (ii) recommended that the stockholders of the Company approve the Merger and this Agreement and directed that this Agreement and the transactions contemplated hereby be submitted for consideration by the Company's stockholders at the Company Stockholders' Meeting (as hereinafter defined).

                  (b) The Company Stockholders' Approval is the only vote of the holders of any class or series of capital stock of the Company necessary to approve and adopt this Agreement, the Merger and the other transactions contemplated by this Agreement.

                  SECTION 3.18. Employment Agreements and other Affiliate Transactions. Except as disclosed in Section 3.18 of the Company Disclosure Schedule and except for the ownership of shares of Company Common Stock and Company Options pursuant to the Company Benefit Plans, there are no material contracts, commitments, agreements, arrangements or other transactions between the Company or any of the Company Subsidiaries, on the one hand, and any (i) officer or director of the Company or, (ii) officer or director of any of the Company Subsidiaries pursuant to which the Company or any Company Subsidiary is obligated to make payments totaling more then $100,000, (iii) record or beneficial owner of five percent or more of the voting securities of the Company or (iv) person or entity known to the Company that directly or indirectly controls, is controlled by, or is under common control with any such officer, director or beneficial owner, on the other hand.

                  SECTION 3.19. Insurance. Section 3.19 of the Company Disclosure Schedule contains a true, correct and complete list of all policies of insurance to which each of the Company and the Company Subsidiaries are a party or are a beneficiary or named insured. The Company has provided or made available to Parent true, correct and complete copies of all policies of insurance to which each of the Company and the Company Subsidiaries are a party or are a beneficiary or named insured that Parent has requested from the Company or its representatives. The Company and the Company Subsidiaries maintain insurance coverage with reputable insurers in such amounts and covering such risks as are in accordance with normal industry practice for companies engaged in businesses similar to that of the Company and the Company Subsidiaries (taking into account the cost and availability of such insurance).

                  SECTION 3.20. State Takeover Statutes. (a) Except for Section 203 of the DGCL, no "fair price", "moratorium", "control share acquisition" or other similar anti-takeover statute or regulation is applicable, by reason of the Company's being a party to the Merger or this Agreement or the transactions contemplated hereby or thereby. Neither the Company nor any of the Company Subsidiaries is a party to any "stockholder rights" plan or any similar anti-takeover plan or device.

                  (b) Prior to the time this Agreement was executed, the Board has taken all action necessary, if any, to exempt under or make not subject to
Section 203 of the DGCL (i) the execution of this Agreement, (ii) the Merger and
(iii) the other transactions contemplated hereby.

                  SECTION 3.21. Labor Matters. (a) Except as set forth in
Section 3.21 of the Company Disclosure Schedule, to the knowledge of the Company and the Company Subsidiaries (i) there are no controversies pending or, to the knowledge of the Company, threatened between the Company or any Company Subsidiary and any of their respective employees, which controversies would prevent or materially delay consummation of the Merger or otherwise prevent or materially delay the Company from performing its obligations under this Agreement or would, individually or in the aggregate, have a Material Adverse Effect; (ii) neither the Company nor any Company Subsidiary is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by the Company or any Company Subsidiary, nor, to the knowledge of the Company, are there any activities or proceedings of any labor union to organize any such employees; (iii) neither the Company nor any Company Subsidiary has breached or otherwise failed to comply with any provision of any such agreement or contract, and there are no grievances outstanding against the Company or any Company Subsidiary under any such agreement or contract which have resulted, or are reasonably likely to result, in, individually or in the aggregate, a Material Adverse Effect; (iv) there are no unfair labor practice complaints pending against the Company or any Company Subsidiary before the National Labor Relations Board or any current union representation questions involving employees of the Company or any Company Subsidiary; and (v) there is no strike, slowdown, work stoppage or lockout, or, to the knowledge of the Company, threat thereof, by or with respect to any employees of the Company or any Company Subsidiary.

                  (b) Except as set forth in Section 3.21(b) of the Company Disclosure Schedule, to the knowledge of the Company and the Company Subsidiaries, the Company and the Company Subsidiaries are in compliance with all applicable laws relating to the employment of labor, including those related to wages, hours, collective bargaining and the payment and withholding of taxes and other sums as required by the appropriate Governmental Entity and has withheld and paid to the appropriate Governmental Entity or are holding for payment not yet due to such Governmental Entity all amounts required to be withheld from employees of the Company or any Company Subsidiary and are not liable for any arrears of wages, taxes, penalties or other sums for failure to comply with any of the foregoing except for any non-compliance that would not prevent or materially delay consummation of the Merger or otherwise prevent or materially delay the Company from performing its obligations under this Agreement and would not, individually or in the aggregate, have a Material Adverse Effect. The Company and the Company Subsidiaries have paid in full to all employees or adequately accrued for in accordance with U.S. GAAP consistently applied all wages, salaries, commissions, bonuses, benefits and other compensation due to or on behalf of such employees and there is no claim against the Company or any Company Subsidiary with respect to payment of wages, salary or overtime pay that has been asserted or, to the Company's knowledge, is now pending or threatened before any Governmental Entity with respect to any persons currently or formerly employed by the Company or any Company Subsidiary except for any such claims that would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any Company Subsidiary is a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Entity relating to employees or employment practices. There is no charge or proceeding with respect to a violation of any occupational safety or health standards that has been asserted or, to the Company's knowledge, is now pending or threatened with respect to the Company or any Company Subsidiary. To the Company's knowledge, there is no charge of discrimination in employment or employment practices, for any reason, including, without limitation, age, gender, race, religion or other legally protected category, which has been asserted or is now pending or threatened before the United States Equal Employment Opportunity Commission, or any other Governmental Entity in any jurisdiction in which the Company or any Company Subsidiary have employed or employ any person.

                  SECTION 3.22. Brokers. No broker, finder or investment banker (other than ZS Fund L.P. ("ZS") and Fox-Pitt, Kelton Inc. ("Fox-Pitt")) is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company. The Company has heretofore made available upon request to Parent complete and correct copies of all agreements between the Company, ZS and Fox-Pitt pursuant to which such firms would be entitled to any payment relating to the Merger or any other transactions, which payments to ZS and Fox-Pitt will not exceed $950,000 in the aggregate.

                  SECTION 3.23. Title to Insurance Business. Except as set forth in Section 3.23 of the Company Disclosure Schedule, to the knowledge of the Company, no employee or producer of the Company or any of its subsidiaries, nor any other person, has any agreement by which they have a claim, right, title or interest in or to the book of insurance business serviced by the Company or any Company Subsidiary.

                  SECTION 3.24. Absence of Restrictions on Conduct of Business. Other than ordinary course regulatory restrictions, no oral or written contract, license or permit restricts the ability of the Company or any Company Subsidiary to own, possess or use its assets or conduct its business or operations in any geographic area or restricts in any way the full participation of any employees, producers or agents of the Company or any Company Subsidiary in the operation of such business.

                  SECTION 3.25. Computer Systems. Other than in respect of ordinary course maintenance and repairs, the Computer Systems of the Company and each Company Subsidiary are operational except where a failure to be so operational would not, individually or in the aggregate, have a Material Adverse Effect.

                  SECTION 3.26. Insurance Companies. Listed in Section 3.26 of the Company Disclosure Schedule are the names and addresses of the ten most significant insurance companies (each a "Significant Insurer") to the business of the Company and the Company Subsidiaries as a whole, as determined by the aggregate amount of premium received by the Company and the Company Subsidiaries from such insurance company during the fiscal year ended September 1, 2000.

                  SECTION 3.27. No Downgrading of Rating. As of the date hereof, and except for any downgrading which may occur solely as a result of the Merger or the Related Party Transactions, there has not occurred any downgrading, nor has the Company become aware of any pending or threatened downgrading, of the Company's or any of the Company Subsidiaries' rating by A.M. Best.

                  SECTION 3.28. Fairness Opinion. The Company has received a written opinion from Fox-Pitt stating that the Merger Consideration is fair to the stockholders of the Company from a financial point of view and has delivered a copy of such written opinion to Parent.

                  SECTION 3.29. Insurance Company Organization and Qualification; Subsidiaries. (a) Each of Old Lyme Insurance Company of Rhode Island, Inc. ("Rhode Island Co.") and Old Lyme Insurance Company Ltd. ("Bermuda Co.", and together with Rhode Island Co., the "Insurance Companies") and each subsidiary of the Insurance Companies (collectively, the "Insurance Company Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted. Each of the Insurance Companies and each of the Insurance Company Subsidiaries is duly qualified or licensed as a foreign corporation or organization to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that would not, individually or in the aggregate, have a Material Adverse Effect (as defined in Section 9.04).

                  (b) Section 3.29(b) of the Company Disclosure Schedule sets forth a true and complete list of all the Insurance Company Subsidiaries, together with the jurisdiction of incorporation of each Insurance Company Subsidiary and the percentage of the outstanding capital stock of each Insurance Company Subsidiary owned by the Insurance Company and each Insurance Company Subsidiary, and separately identifies all subsidiaries of each of the Insurance Companies that are not Insurance Company Subsidiaries (collectively, the "Insignificant Insurance Subsidiaries") . Except as set forth in Section 3.29(b) of the Company Disclosure Schedule, neither the Insurance Company nor any Insurance Company Subsidiary directly or indirectly owns, or has outstanding contractual obligations to acquire, any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity.

                  (c) Each of the Insurance Companies and each of the Insurance Company Subsidiaries is licensed as an authorized insurer in each jurisdiction in which it presently writes insurance for the type of insurance it presently writes in such jurisdictions and meets in all material respects all statutory and regulatory requirements of all Governmental Entities (as hereinafter defined) which have jurisdiction over it to be an authorized insurer. Section 3.29(c) of the Company Disclosure Schedule sets forth each state in which each of the Insurance Companies and each of the Insurance Company Subsidiaries is an admitted or non-admitted insurer; and for each state in which it is nonadmitted, whether it has been approved or not disapproved.

                  (d) None of the Insignificant Insurance Subsidiaries have any liabilities, except for such liabilities as would not prevent or materially delay consummation of the Merger and would not, individually or in the aggregate, have a Material Adverse Effect on the Insurance Companies or any Insurance Company Subsidiaries.

                  SECTION 3.30. Insurance Company Certificate of Incorporation and By-Laws. The Company has heretofore made available to Parent a complete and correct copy of the Certificate of Incorporation and the By-Laws, each as amended to date, of each of the Insurance Companies and each Insurance Company Subsidiary. Such Certificates of Incorporation and By-Laws are in full force and effect. Neither the Insurance Companies nor any Insurance Company Subsidiary is in violation of any of the provisions of its Certificate of Incorporation or By-Laws. True and complete copies of all minute books of each of the Insurance Companies have been made available by the Company to Parent.

                  SECTION 3.31. Insurance Company Capitalization. (a) The authorized capital stock of Rhode Island Co. consists of (a) 10,000,000 shares of common stock, par value $14.50 per share ("Rhode Island Co. Common Stock") and (b) 100,000 shares of preferred stock, par value $1.00 per share ("Rhode Island Co. Preferred Stock"). As of the date hereof, 200,000 shares of Rhode Island Co. Common Stock were issued and outstanding and 100,000 shares of Rhode Island Co. Preferred Stock were issued and outstanding. All of the issued and outstanding shares of Rhode Island Co. Common Stock are validly issued, fully paid and nonassessable and are held by the Company, free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on Rhode Island Co.'s voting rights, charges and other encumbrances of any nature whatsoever.

                  (b) The authorized capital stock of Bermuda Co. consists of 100,000 shares of common stock, par value $1.20 per share ("Bermuda Co. Common Stock"). As of the date hereof, 100,000 shares of Bermuda Co. Common Stock were issued and outstanding. All of the issued and outstanding shares of Bermuda Co. Common Stock are validly issued, fully paid and nonassessable and are held by the Company, free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Bermuda's voting rights, charges and other encumbrances of any nature whatsoever.

                  (c) There are no issued or outstanding bonds, debentures, notes, convertible notes or other indebtedness of either Insurance Company having the right to vote on any matters on which stockholders of such Insurance Company may vote. There are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued stock of either of the Insurance Companies or any Insurance Company Subsidiary or conditionally or absolutely obligating either of the Insurance Companies or any Insurance Company Subsidiary to issue or sell any shares of stock of, or other equity interests in, the Insurance Companies or any Insurance Company Subsidiary. Neither of the Insurance Companies nor any Insurance Company Subsidiary have outstanding obligations (whether conditional or absolute) to repurchase, redeem or otherwise acquire any shares or other equity interests of Common Stock or any shares or other equity interests of any Insurance Company Subsidiary. Each outstanding share of stock or other equity interest of each Insurance Company Subsidiary is duly authorized, validly issued, fully paid and non-assessable and each such share or other equity interest owned by the Insurance Companies or another Insurance Company Subsidiary is free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on such Insurance Company's or such other Insurance Company Subsidiary's voting rights, charges and other encumbrances of any nature whatsoever.

                  SECTION 3.32. Insurance Company Permits; Compliance. (a) Except as disclosed in Section 3.32(a) of the Company Disclosure Schedule, each of the Insurance Companies and the Insurance Company Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity necessary for each of the Insurance Companies or any Insurance Company Subsidiary to own, lease and operate its properties or to carry on its business as it is now being conducted (the "Insurance Company Permits") except where the failure to obtain any such Insurance Company Permits, would not, individually or in the aggregate, have a Material Adverse Effect. As of the date hereof, no suspension or cancellation of any of the Insurance Company Permits is pending or, to the knowledge of the Company, threatened.

                  (b) Except as disclosed in Section 3.32(b) of the Company Disclosure Schedule, neither the Insurance Companies nor any Insurance Company Subsidiary is in conflict with, or in default or violation of, (i) any Law applicable to the Insurance Companies or any Insurance Company Subsidiary or by which any property or asset of the Insurance Companies or any Insurance Company Subsidiary is bound or affected, (ii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Insurance Companies or any Insurance Company Subsidiary is a party or by which the Insurance Companies or any Insurance Company Subsidiary or any property or asset of the Insurance Companies or any Insurance Company Subsidiary is bound or affected or (iii) any Insurance Company Permits, except in each case for any such conflicts, defaults or violations that would not, individually or in the aggregate, have a Material Adverse Effect.

                  SECTION 3.33. Insurance Company Financial Statements. True and complete copies of the audited statutory financial statements of each of the Insurance Companies as of December 31, 1999 and for the year ended December 31, 1999, together with all related notes and schedules thereto and (ii) the unaudited financial statements of the Insurance Companies as of September 30, 2000 and for the period then ended (the "Insurance Financial Statements") are attached as Section 3.33 of the Company Disclosure Schedule. The Insurance Financial Statements were prepared in conformity with the statutory accounting practices prescribed or permitted by the state or nation of domicile for each the Insurance Companies applied on a consistent basis throughout the periods indicated, and each presents fairly, in all material respects, the financial position of the Insurance Company to which it relates as at the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein. The balance sheets of each of Rhode Island Co. and Bermuda Co. contained in the Insurance Financial Statements as of September 30, 2000 are hereinafter referred to as the "Insurance Company Balance Sheets".

                  SECTION 3.34. Undisclosed Liabilities of the Insurance Companies. Except for those liabilities that are disclosed in Section 3.34 of the Company Disclosure Schedule or are fully reflected or reserved against on the Insurance Company Balance Sheets, neither the Insurance Companies nor any Insurance Company Subsidiary has outstanding any liability or obligation of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether due or to become due), except for liabilities and obligations that have been incurred since the date of the Insurance Company Balance Sheets in the ordinary course of business and that would not, individually or in the aggregate, have a Material Adverse Effect. With respect to liabilities or obligations concerning the matters addressed in Section 3.38, the provisions of such Section and not this
Section 3.34 shall apply.

                  SECTION 3.35. Absence of Certain Changes or Events With Respect to the Insurance Companies. From September 30, 2000 through the date hereof, except as set forth in Section 3.35 of the Company Disclosure Schedule,
(a) each of the Insurance Companies and each of the Insurance Company Subsidiaries has conducted its business only in the ordinary course, (b) since such date, there has not been any circumstance, event, occurrence, change or effect that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and (c) neither the Insurance Companies nor any Insurance Company Subsidiary has taken or permitted any action that if taken or permitted after the date hereof would constitute a breach of any of the covenants set forth in Section 5.01.

                  SECTION 3.36. Absence of Insurance Company Litigation. Except as specifically disclosed in Section 3.36 of the Company Disclosure Schedule and except for claims under policies in the ordinary course, there is no Action pending against the Insurance Companies or any Insurance Company Subsidiary, or against any property or asset of the Insurance Companies or any Insurance Company Subsidiary, before any court, arbitrator or Governmental Entity, domestic or foreign which the Company reasonably believes, individually or in the aggregate, would be reasonably likely to result in liability of any Insurance Company or any Insurance Company Subsidiary in amounts in excess of $50,000. Except as specifically disclosed in Section 3.36 of the Company Disclosure Schedule, neither the Insurance Companies nor any Insurance Company Subsidiary nor any property or asset of the Insurance Company or any Insurance Company Subsidiary is subject to any continuing order of, consent decree, settlement agreement or similar written agreement with, or, to the knowledge of the Company, continuing investigation by, any Governmental Entity, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity that would, individually or in the aggregate, have a Material Adverse Effect.

                  SECTION 3.37. Insurance Company Material Contracts. (a) Subsections (i) through (x) of Section 3.37 of the Company Disclosure Schedule contain a list of the following types of contracts and agreements to which either of the Insurance Companies or any Insurance Company Subsidiary is a party (such contracts, agreements and arrangements as are required to be set forth in Section 3.37 of the Company Disclosure Schedule being the "Insurance Company Material Contracts"):

                  (i) each contract and agreement which (A) has or is likely to involve consideration of more than $50,000, in the aggregate, during one or more of the calendar years ending December 31, 2000 or 2001 or
         (B) is likely to involve consideration of more than $50,000, in the aggregate, over the remaining term of such contract, and which, in either case, cannot be canceled by either of the Insurance Companies or any Insurance Company Subsidiary without penalty or further payment and without more than 90 days' notice;

                  (ii) all management contracts (excluding contracts for employment) and contracts with other consultants which has or is likely to involve consideration of more than $50,000, including any contracts involving the payment of royalties or other amounts calculated based upon the revenues or income of each of the Insurance Companies or any Insurance Company Subsidiary or income or revenues related to any product of either of the Insurance Companies or any Insurance Company Subsidiary to which either of the Insurance Companies or any Insurance Company Subsidiary is a party;

                  (iii) all contracts and agreements evidencing indebtedness for borrowed money;

                  (iv) all contracts and agreements with any Governmental Entity to which either of the Insurance Companies or any Insurance Company Subsidiary is a party;

                  (v) all contracts and agreements that limit, or purport to limit, the ability of either of the Insurance Companies or any Insurance Company Subsidiary to compete in any line of business or with any person or entity or in any geographic area or during any period of time;

                  (vi) other than in those entered into in the ordinary course of business, all contracts, agreements, commitments and instruments that obligate either of the Insurance Companies or any Insurance Company Subsidiary to make any payments or issue or pay in excess of $50,000 to any employee or consultant or make any payments or issue or pay anything of value to any affiliate, director or officer;

                  (vii) all contracts, agreements, commitments and instruments that include any indemnification, contribution or support obligations in an amount which would reasonably be expected to exceed $50,000 or which in the aggregate would reasonably be expected to exceed $50,000;

                  (viii) other than in those entered into in the ordinary course of business, all contracts, agreements, commitments and instruments that obligate capital expenditures involving total payments of more than $50,000;

                  (ix) all contracts, agreements, commitments and instruments that obligate either of the Insurance Companies or any Insurance Company Subsidiary to issue or sell any capital stock; and

                  (x) all other contracts and agreements, whether or not made in the ordinary course of business, which are material to either of the Insurance Companies or any Insurance Company Subsidiary or the conduct of their respective businesses, or the absence of which would, individually or in the aggregate, have a Material Adverse Effect.

                  (b) Except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) each Insurance Company Material Contract is a legal, valid and binding agreement in full force and effect, and none of the Insurance Company Material Contracts is in default by its terms or has been canceled by the other party and no event has occurred that with notice or lapse of time or both would constitute a default, (ii) to the Company's knowledge, no other party is in breach or violation of, or default (where applicable) under, any Insurance Company Material Contract; (iii) neither of the Insurance Companies nor any Insurance Company Subsidiary is in receipt of any claim of default (where applicable) under any such agreement; and (iv) neither the execution of this Agreement nor the consummation of the Merger or any other transaction contemplated herein shall constitute default, give rise to cancellation rights, or otherwise adversely affect any of either of the Insurance Company's rights under any Insurance Company Material Contract. The Company has furnished or made available to Parent true and complete copies of all Insurance Company Material Contracts, including any amendments thereto.

                  SECTION 3.38. Insurance Company Taxes. The Insurance Companies and the Insurance Company Subsidiaries have filed all United States federal, state, local and non-United States Tax returns and reports due and required to be filed by them and have paid and discharged all Taxes due and required to be paid or discharged, other than (a) such Taxes, returns or reports as are being contested in good faith by appropriate proceedings and (b) such Taxes, returns or reports or other occurrences that would not, individually or in the aggregate, have a Material Adverse Effect. No United States (federal, state or local) or non-United States taxing authority or agency is asserting in writing or threatening to assert in writing against the Insurance Companies or any Insurance Company Subsidiary any deficiency or claim for any Taxes or interest thereon or penalties in connection therewith. Neither the Insurance Companies nor any Insurance Company Subsidiary has granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of any Tax. The accruals and reserves for Taxes reflected in the Company Balance Sheet are adequate to cover all Taxes accruable through such date (including interest and penalties, if any, thereon) in accordance with U.S. GAAP. Neither the Insurance Company nor any Insurance Company Subsidiary has made an election under Section 341(f) of the Code. There are no Tax liens upon any property or assets of the Insurance Companies or any of the Insurance Company Subsidiaries except liens for current Taxes not yet due. Neither the Insurance Companies nor any of the Insurance Company Subsidiaries has been required to include in income any adjustment pursuant to Section 481 of the Code by reason of a voluntary change in accounting method initiated by the Insurance Companies or any of the Insurance Company Subsidiaries, and the IRS has not initiated or proposed any such adjustment or change in accounting method, in either case which adjustment or change would have a Material Adverse Effect.

                  SECTION 3.39. Absence of Restrictions on Conduct of Insurance Company Business. Other than ordinary course regulatory restrictions, no oral or written contract, license or permit restricts the ability of the Insurance Companies or any Insurance Company Subsidiary to own, possess or use its assets or conduct its business or operations in any geographic area or restricts in any way the full participation of any employees, producers or agents of the Insurance Companies or any Insurance Company Subsidiary in the operation of such business.

                  SECTION 3.40. Insurance Company Computer Systems. Other than in respect of ordinary course maintenance and repairs, the Computer Systems of each of the Insurance Companies and each Insurance Company Subsidiary are operational, except where a failure to be so operational would not, individually or in the aggregate, have a Material Adverse Effect.

                  SECTION 3.41. No Downgrading of Rating of Insurance Companies. As of the date hereof, and except for any downgrading which may occur solely as a result of the Merger or the Related Party Transactions, there has not occurred any downgrading, nor has the Company become aware of any pending or overtly threatened downgrading, of either of the Insurance Company's or any of the Insurance Company Subsidiaries' rating by A.M. Best.

                                   ARTICLE IV
             REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

                  As an inducement to the Company to enter into this Agreement, Parent and Merger Sub hereby, jointly and severally, represent and warrant to the Company that:

                  SECTION 4.01. Organization and Qualification; Subsidiaries. Parent is a corporation duly organized and validly existing under the laws of Ontario. Merger Sub is a corporation duly organized under the laws of the State of Delaware, and each of Parent and Merger Sub has all requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to be so organized, existing or in good standing or to have such power, authority and governmental approvals would not prevent or materially delay the consummation of the transactions contemplated by this Agreement.

                  SECTION 4.02. Articles of Incorporation and By-Laws. Parent has heretofore made available to the Company a complete and correct copy of the Articles of Incorporation and By-Laws, each as amended to date, of Parent and the Certificate of Incorporation and By-Laws of Merger Sub. Such respective organizational documents are in full force and effect and neither Parent nor Merger Sub is in violation of any of the provisions of its respective organizational documents.

                  SECTION 4.03. Authority Relative to This Agreement. Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Merger and the other transactions contemplated by this Agreement. The execution and delivery of this Agreement by each of Parent and Merger Sub and the consummation by each of Parent and Merger Sub of the Merger and the other transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement (other than, if required, the approval and adoption of the Related Party Transactions (as defined herein) by the requisite vote of approval of the shareholders of Parent (the "Parent Shareholders' Approval") entitled to vote on the matter and the filing of the Certificate of Merger with the Secretary of State of the State of

Delaware as required by the DGCL). The board of directors of Parent, by resolutions duly adopted by vote at a meeting duly called and held and not subsequently rescinded or modified in any way on or prior to the date hereof, has duly approved this Agreement and the Merger, and determined that the execution, delivery and performance of this Agreement is advisable. This Agreement has been duly and validly executed and delivered by each of Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes the legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms.

                  SECTION 4.04. Capitalization. (a) The authorized capital stock of Parent consists of (a) an unlimited number of common shares of Parent (the "Parent Common Shares") and (b) an unlimited number of preference shares of Parent (the "Parent Preferred Shares"). As of the date hereof, (a) 18,585,654 Parent Common Shares and (b) no Parent Preferred Shares were issued and outstanding. All of the issued and outstanding Parent Common Shares are validly issued, fully paid and nonassessable. No Parent Common Shares or Parent Preferred Shares are held in the treasury of Parent or by any subsidiary of Parent (the "Parent Subsidiaries"). There are no issued or outstanding bonds, debentures, notes, convertible notes or other indebtedness of Parent having the right to vote on any matters on which shareholders of Parent may vote. Except for the agreements or arrangements described in Section 4.04 of the Parent Disclosure Schedule, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued stock of Parent or conditionally or absolutely obligating Parent or any Subsidiary to issue or sell any shares of stock of, or other equity interests in, Parent. Section 4.04 of Parent Disclosure Schedule sets forth details regarding the Parent Executive Share Purchase Plan, including the relevant vesting times. All Parent Common Shares subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and non-assessable. There are no outstanding obligations (whether conditional or absolute) of Parent to repurchase, redeem or otherwise acquire any shares or other equity interests of Parent Common Shares. Each outstanding share of stock or other equity interest of each Parent Subsidiary is duly authorized, validly issued, fully paid and non-assessable and each such share or other equity interest owned by Parent is free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on Parent's voting rights, charges and other encumbrances of any nature whatsoever.

                  SECTION 4.05. No Conflict; Required Filings and Consents. (a) The execution and delivery of this Agreement by each of Parent and Merger Sub do not, and the performance of this Agreement will not, (i) conflict with or violate the Articles of Incorporation or By-Laws of Parent or the Certificate of Incorporation or By-Laws of Merger Sub, (ii) assuming that all consents, approvals, authorizations and permits described in Section 4.05(b) have been obtained and all filings and notifications described in Section 4.05(b) have been made, conflict with or violate any Law applicable to Parent or Merger Sub or by which any property or asset of Parent or Merger Sub is bound or affected or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of Parent or Merger Sub pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation, except, with respect to clauses
(ii) and (iii) of this Section 4.05(a), for any such conflicts, violations, breaches, defaults or other occurrences that would not prevent or materially delay the consummation of the transactions contemplated by, or otherwise prevent Parent and Merger Sub from performing their material obligations under, this Agreement.

                  (b) The execution and delivery of this Agreement by each of Parent and Merger Sub do not, and the performance of this Agreement by each of Parent and Merger Sub will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except for (A) the pre-merger notification requirements of the HSR Act and the requirements of other applicable competition laws, (B) the requisite approvals of insurance regulatory authorities (including, without limitation, the insurance regulatory authorities of Rhode Island), (C) applicable requirements, if any, of the Exchange Act, the Securities Act or Blue Sky Laws and state takeover laws, (D) the DGCL with respect to the filing of the Delaware Certificate of Merger, (E) all filings, consents, approvals and authorizations to be made with or received from the Toronto Stock Exchange (the "TSE") and the Ontario Securities Commission (the "OSC") in connection with the Related Party Transactions, (F) the approval of the TSE in connection with the issuance of the Parent Debentures and the underlying Parent Common Shares and (G) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications would not prevent or materially delay the consummation of the transactions contemplated by, or otherwise prevent Parent and Merger Sub from performing their material obligations under, this Agreement.

                  (c) As used in this Agreement, "Related Party Transactions" means the issuance and sale by Parent of certain convertible debentures to Fairfax Financial Holdings Limited and the Parent Debentures and the Company Common Stock underlying such securities and the sale of the capital stock of the Insurance Companies by the Surviving Corporation to a subsidiary of Fairfax Financial Holdings Limited.

                  SECTION 4.06. Permits; Compliance. (a) Except as disclosed in
Section 4.06(a) of the Parent Disclosure Schedule, each of Parent and the Parent Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity necessary for Parent or any Parent Subsidiary to own, lease and operate its properties or to carry on its business as it is now being conducted (the "Parent Permits") except where the failure to obtain any such Parent Permits, would not prevent or materially delay consummation of the Merger, or otherwise prevent or materially delay Parent from performing its obligations under this Agreement and would not, individually or in the aggregate, have a Material Adverse Effect. As of the date hereof, no suspension or cancellation of any of the Parent Permits is pending or, to the knowledge of Parent, threatened.

                  (b) Except as disclosed in Section 4.06(b) of the Parent Disclosure Schedule, neither Parent nor any Parent Subsidiary is in conflict with, or in default or violation of, (i) any Law applicable to Parent or any Parent Subsidiary or by which any property or asset of Parent or any Parent Subsidiary is bound or affected, (ii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent or any Parent Subsidiary is a party or by which Parent or any Parent Subsidiary or any property or asset of Parent or any Parent Subsidiary is bound or affected or
(iii) any Parent Permits, except in each case for any such conflicts, defaults or violations that would not prevent or materially delay consummation of the Merger or otherwise prevent or materially delay Parent from performing its obligations under this Agreement and would not, individually or in the aggregate, have a Material Adverse Effect.

                  SECTION 4.07. Filings; Financial Statements. (a) Parent has filed all reports, schedules, forms, statements and other documents required to be filed by it with the TSE and the OSC since December 31, 1998 (collectively, including all exhibits thereto and any registration statement filed since such date, the "Parent Reports"). As of the respective dates they were filed, (i) the Parent Reports complied in all material respects with the requirements of the TSE and the OSC, as the case may be and (ii) none of the Parent Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                  (b) Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the Parent Reports was prepared in accordance with Canadian generally accepted accounting principles ("Canadian GAAP") applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Canadian GAAP) and each presented or will present fairly, in all material respects, the consolidated financial position, results of operations and cash flows of Parent and its consolidated subsidiaries as at the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments which are not expected to be material, individually or in the aggregate).

                  (c) Parent has heretofore furnished to the Company a complete and correct copy of any amendments or modifications (which have not yet been filed with the TSE or the OSC but which are required to be filed) to agreements, documents or other instruments which previously had been filed by Parent with the TSE or the OSC.

                  (d) Both before and after giving effect to the direct and indirect liabilities and obligations of the Parent arising under this Agreement, whether absolute or contingent, the Parent: (i) is solvent (i.e., the aggregate fair value of its assets exceeds the sum of its liabilities); (ii) has adequate working capital; and (iii) is able to pay its debts as they mature.

                  SECTION 4.08. Undisclosed Liabilities. Except for those liabilities that are disclosed in Section 4.08 of the Parent Disclosure Schedule or are fully reflected or reserved against on the balance sheet of Parent contained in the Parent Reports as of September 30, 2000 (the "Parent Balance Sheet"), neither Parent nor any Parent Subsidiary has outstanding any liability or obligation of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether due or to become due), except for liabilities and obligations that have been incurred since the date of the Parent Balance Sheet in the ordinary course of business, that would not prevent or materially delay consummation of the Merger or otherwise prevent or materially delay Parent from performing its obligations under this Agreement and that would not, individually or in the aggregate, have a Material Adverse Effect. With respect to liabilities or obligations concerning the matters addressed in Sections 4.07 and 4.09, the provisions of such Sections and not this Section 4.08 shall apply.

                  SECTION 4.09. Taxes. Parent and the Parent Subsidiaries have filed all United States federal, state, local and non-United States Tax returns and reports due and required to be filed by them and have paid and discharged all Taxes required to be paid or discharged, other than (a) such Taxes, returns or reports as are being contested in good faith by appropriate proceedings and
(b) such Taxes, returns or reports or other occurrences that would not, individually or in the aggregate, have a Material Adverse Effect. No United States (federal, state or local) or non-United States taxing authority or agency is asserting in writing or threatening in writing to assert against Parent or any Parent Subsidiary any deficiency or claim for any Taxes or interest thereon or penalties in connection therewith. Neither Parent nor any Parent Subsidiary has granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of any Tax. The accruals and reserves for Taxes reflected in the Parent Balance Sheet are adequate to cover all Taxes accruable through such date (including interest and penalties, if any, thereon) in accordance with Canadian GAAP. Parent and the Parent Subsidiaries have withheld from all payments made by them, or otherwise collected, and have remitted all amounts in respect of Taxes required to be withheld, collected or remitted by them to the applicable governmental authorities within the required time periods, except where the failure to so withhold or remit such amounts would not result in a Material Adverse Effect. There are no Tax liens upon any property or assets of Parent or any of the Parent Subsidiaries except liens for current Taxes not yet due.

                  SECTION 4.10. Operations of Merger Sub. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, has engaged in no other business activities and has conducted its operations only as contemplated by this Agreement.

                  SECTION 4.11. Financing. Parent has financing arrangements that will provide sufficient funds to pay, or cause Merger Sub to pay, the aggregate Merger Consideration in connection with the Merger and consummate the Merger.

                  SECTION 4.12. Brokers. Except as disclosed in Section 4.12 of the Parent Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Parent or Merger Sub.

                  SECTION 4.13. Affiliate Transactions. Except as disclosed in
Section 4.13 of the Parent Disclosure Schedule and except for the ownership of Parent Common Shares and Parent Share Options pursuant to the Parent Share Option Plans, there are no material contracts, commitments, agreements, arrangements or other transactions between Parent or any of Parent Subsidiaries, on the one hand, and any (i) officer or director of Parent or any of Parent Subsidiaries, (ii) record or beneficial owner of five percent or more of the voting securities of Parent or (iii) person or entity known to Parent that directly or indirectly controls, is controlled by, or is under common control with any such officer, director or beneficial owner, on the other hand.

                  SECTION 4.14. Authorization of Parent Convertible Debentures. The Parent Convertible Debentures have been duly authorized by Parent and, when executed, authenticated, issued and delivered in accordance with the indenture under which the Parent Debentures will be issued, will constitute legal, valid and binding obligations of Parent enforceable against Parent in accordance with their terms. The Parent Convertible Debentures will, when issued, be registered under the Securities Act and registered or exempt from registration under the applicable Blue Sky Laws.

                  SECTION 4.15. Indebtedness of Parent. Section 4.15 of the Parent Disclosure Schedule contains a true, correct and complete list of all of the Parent's indebtedness for borrowed money and Parent is not in default in any material respect of any of its obligations thereunder.

                  SECTION 4.16. Additional Representations and Warranties of Parent. (a) Parent is a reporting issuer in good standing under the Securities Act (Ontario) and has been a reporting issuer for the last twelve months.

                  (b) The issued and outstanding Parent Common Shares in the capital of Parent are listed and posted for trading on the TSE and Parent is not in material default of any of the policies or by-laws of the TSE.

                  (c) No securities commission, stock exchange or similar regulatory authority has issued or is threatening to issue any order preventing or suspending trading in any securities of Parent, nor has Parent received a notice that any such order is pending.

                  (d) The Parent Common Shares issuable upon conversion of the Parent Debentures have been, or will be prior to the Effective Time, duly reserved and authorized for issuance, and such Parent Common Shares, when issued and delivered upon due conversion of the Parent Debentures, will be fully paid and non-assessable shares in the capital of Parent listed and posted for trading on the TSE.

                  (e) The issuance and delivery of the Parent Debentures to the holders of Company Common Stock and of the Parent Common Shares upon the conversion of the Parent Debentures is exempt from the prospectus and registration requirements of the Securities Act (Ontario), and no prospectus or other document must be filed with, proceeding taken against or approval, permit, consent or authorization to be obtained, from the Ontario Securities Commission under applicable securities laws, rules, regulations, notices and policies in Ontario.

                  (f) Neither the Parent Debentures nor the Parent Common Shares issuable upon the conversion of the Parent Debentures will be subject to a "hold period" under applicable securities laws, rules, regulations, notices and policies in Ontario, provided that:

                  (i) at the time of the first trade of such security, the Parent is a reporting issuer in Ontario and has been a reporting issuer in Ontario for at least 12 months;

                  (ii) in the case of a person or company in a special relationship with Parent, the person or company effecting the first trade of such security has reasonable grounds to believe Parent is not in default under the Securities Act (Ontario) and the regulations made thereunder;

                  (iii) disclosure to the OSC has been made of the issuance of the Parent Debentures and the Parent Common Shares issuable upon the conversion of the Parent Debentures;

                  (iv) no unusual effort is made to prepare the market or to create a demand for the securities and no extraordinary commission or consideration is paid for the trade; and

                  (v) the trade is not a "control block distribution".

                                   ARTICLE V
                    CONDUCT OF BUSINESSES PENDING THE MERGER

                  SECTION 5.01. Conduct of Business by the Company Pending the Merger. Except as contemplated by this Agreement, the Company agrees that, between the date of this Agreement and the Effective Time, unless Parent shall otherwise consent in writing (which consent shall not be unreasonably withheld or delayed), the businesses of the Company and the Company Subsidiaries shall be conducted only in, and the Company and the Company Subsidiaries shall not take any action except in, the ordinary course of business; and the Company shall use its reasonable best efforts to preserve substantially intact the business organization of the Company and the Company Subsidiaries, maintain their rights and keep available the services of the current officers, employees and consultants of the Company and the Company Subsidiaries and to preserve the current relationships of the Company and the Company Subsidiaries with customers, licensors, licensees and other persons with which the Company or any Company Subsidiary has significant business relations and where the loss of any such relationship would, either individually or in the aggregate, have a Material Adverse Effect.

                  By way of amplification and not limitation, except as contemplated by this Agreement, neither the Company nor any of its subsidiaries shall, between the date of this Agreement and the Effective Time, directly or indirectly, do, or propose to do, any of the following without the prior written consent of Parent:

                  (a) amend or otherwise change its Certificate of Incorporation or By-Laws or equivalent organizational documents;

                  (b) transfer, issue, sell, pledge, lease, license, dispose, grant, encumber, or authorize for transfer, issuance, sale, pledge, lease, license, disposition, grant or encumbrance (i) any shares of its stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such stock, or any other ownership interest (including, without limitation, any phantom interest), of the Company or any Company Subsidiary or (ii) any assets of the Company or any Company Subsidiary except in the ordinary course of business ;

                  (c) authorize, declare, set aside, make or pay any dividend payment or other distribution, payable in cash, stock, property or otherwise, with respect to any of its stock, except for regular quarterly dividends on Company Common Stock declared and paid in cash at times consistent with past practice in an aggregate amount not in excess of $0.025 per share of Company Common Stock;

                  (d) reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock;

                  (e) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets or any other business combination) any interest in any corporation, partnership, other business organization or any division thereof or all or substantially all of the assets of any such entity, except for ordinary course organizations affiliated to a purchasing group of the Company or any Company Subsidiary;

                  (f) incur any material indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse the obligations of any person, or make any loans, advances or capital contributions to any person or grant any security interest in any of its assets except in the ordinary course of business if the same would not be reasonably likely to have a Material Adverse Effect;

                  (g) enter into any lease for the principal location of the Company in New York City;

                  (h) authorize, or make any commitment with respect to, any capital expenditures that are, in the aggregate, in excess of $500,000 for the Company and its subsidiaries taken as a whole;

                  (i) other than to facilitate the consummation of the transactions contemplated hereby, waive any stock repurchase or acceleration rights in any material respect, amend or change the terms of any options or restricted stock in any material respect, or reprice options granted under any Company Stock Option Plan or authorize cash payments in exchange for any options granted under any such plans (except to implement the amendments to the Performance Stock Plan previously authorized by the Board);

                  (j) (i) increase the compensation payable or to become payable to its directors, officers or employees (except for increases in the ordinary course of business and consistent and with current budgets, as disclosed in Section 5.01(j) of the Company Disclosure Schedule, in salaries or wages of employees of the Company or any Company Subsidiary or directors or officers of the Company or any Company Subsidiary who are employed at will by the Company or such Company Subsidiaries), (ii) grant any rights to severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of the Company or any Company Subsidiary (except in the ordinary course of business to any employee of the Company or any Company Subsidiary who are not directors or officers of the Company or any Company Subsidiary), or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund or policy for the benefit of any director, officer or employee, (iii) take any affirmative action to accelerate the vesting of any stock-based compensation, or (iv) hire or retain any person other than as an employee at will if such person's aggregate annual or annualized compensation is expected to be in excess of $100,000;

                  (k) take any action with respect to accounting principles or procedures, other than reasonable and usual actions in the ordinary course of business or required actions pursuant to a change in applicable statutory or generally accepted accounting principles;

                  (l) pay, discharge or satisfy any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise) of more than $500,000 individually or in the aggregate, other than the payment, discharge or satisfaction, in the ordinary course of business, of liabilities reflected or reserved against in the Company Balance Sheet or subsequently incurred in the ordinary course of business;

                  (m) take any action that results in any of the conditions to the Merger set forth in Article VII not being satisfied, except any action as may be required by applicable Law; or

                  (n) announce an intention to authorize or enter into any agreement or otherwise make any commitment to do any of the foregoing.

                  SECTION 5.02. Notification of Certain Matters. Parent shall give prompt notice to the Company, and the Company shall give prompt notice to Parent, of (i) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would be likely to cause (A) any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect or (B) any covenant, condition or agreement contained in this Agreement not to be complied with or satisfied in any material respect and (ii) any failure of Parent or the Company, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.02 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

                                   ARTICLE VI
                              ADDITIONAL AGREEMENTS

                  SECTION 6.01. Registration Statement; Company Proxy Statement.
(a) As promptly as practicable after the execution of this Agreement, (i) Parent and the Company shall prepare the Company Proxy Statement and (ii) Parent and the Company shall prepare and file with the SEC a registration statement on Form F-4 (together with all amendments thereto, the "Registration Statement") in which the Company Proxy Statement shall be included as a prospectus, in connection with the registration under the Securities Act of the Parent Debentures to be issued to the stockholders of the Company pursuant to the Merger. Parent and the Company each shall use their reasonable best efforts to cause the Registration Statement to become effective as promptly as practicable, and, prior to the effective date of the Registration Statement, Parent shall take all or any action required under any applicable federal or state securities Laws in connection with the issuance of the Parent Debentures. Each party shall furnish all information concerning such party and its affiliates that the other party may reasonably request in connection with such actions and the preparation of the Registration Statement and the Company Proxy Statement. As promptly as practicable after the Registration Statement shall have become effective, the Company shall mail the Company Proxy Statement to its stockholders. Subject to
Section 6.04(b), the Company Proxy Statement shall include the Company Board Approval.

                  (b) Parent and Merger Sub shall cooperate with the Company in the preparation of the Company Proxy Statement. Parent and the Company each will advise the other, promptly after they receive notice thereof, of the time when the Registration Statement has become effective or any supplement or amendment has been filed, of the issuance of any stop order, or of any request by the SEC for amendment of the Company Proxy Statement or the Registration Statement or comments thereon and responses thereto or requests by the SEC for additional information. Each party shall give the other party and its counsel the opportunity to review the Company Proxy Statement or Registration Statement, as applicable, including all amendments and supplements thereto, prior to their being filed with the SEC and shall give the other party and its counsel the opportunity to review all responses to requests for additional information and replies to comments prior to their being filed with, or sent to, the SEC. Each of the Company, Parent and Merger Sub agrees to use its reasonable best efforts, after consultation with the other parties hereto, to respond promptly to all such comments of and requests by the SEC and to cause the Company Proxy Statement and all required amendments and supplements thereto to be mailed to the holders of shares of Company Common Stock entitled to vote at the Company Stockholders' Meeting at the earliest practicable time.

                  (c) The information supplied by the Company for inclusion in the Registration Statement and the Company Proxy Statement shall not, at (i) the time the Company Proxy Statement is cleared by the SEC, (ii) the time the Company Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the stockholders of the Company, (iii) the time of the Company Stockholders' Meeting, and (iv) the Effective Time, contain any untrue statement of a material fact or fail to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Stockholders' Meeting that has become false or misleading. If, at any time prior to the Effective Time, any event or circumstance relating to the Company or any Company Subsidiary, or any of their respective officers or directors, that should be set forth in an amendment or a supplement to the Registration Statement or the Company Proxy Statement should be discovered by the Company, the Company shall promptly inform Parent. The Company Proxy Statement and all other documents for which the Company is responsible in connection with the Merger or the other transactions contemplated by this Agreement will comply as to form and substance in all material respects with the applicable requirements of the Securities Act and the Exchange Act.

                  (d) The information supplied by Parent for inclusion in the Registration Statement and the Company Proxy Statement shall not, at (i) the time the Registration Statement is declared effective, (ii) the time the Company Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the stockholders of Parent and the Company, (iii) the time of the Company Stockholders' Meeting and (iv) the Effective Time, contain any untrue statement of a material fact or fail to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Stockholders' Meeting that has become false or misleading. If, at any time prior to the Effective Time, any event or circumstance relating to Parent or Merger Sub, or their respective officers or directors, should be discovered by Parent which should be set forth in an amendment or a supplement to the Registration Statement and the Company Proxy Statement, Parent shall promptly inform the Company.

                  SECTION 6.02. Company Stockholders' Meeting. The Company, acting through the Board, shall, in accordance with applicable law and the Company's Certificate of Incorporation and By-Laws, (i) duly call, give notice of, convene and hold a meeting of the holders of Company Common Stock as promptly as practicable after the date on which the Company Proxy Statement is cleared by the SEC for the purpose of voting upon the approval of the Merger, this Agreement and other transactions contemplated herein (the "Company Stockholders' Meeting") and (ii) subject to Section 6.04 hereof, (A) include in the Company Proxy Statement the unanimous recommendation of the Board that the stockholders of the Company approve and adopt this Agreement, the Merger and the other transactions contemplated by this Agreement and (B) use its best efforts to obtain such approval and adoption.

                  SECTION 6.03. Access to Information; Confidentiality. (a) From the date hereof until the Effective Time, the Company shall, and shall cause the Company Subsidiaries and the officers, directors, employees, auditors and agents of the Company and the Company Subsidiaries to, afford the officers, employees and agents of Parent and Merger Sub and persons providing or proposing to provide Parent or Merger Sub with financing for the Merger and other transactions contemplated by this Agreement and other representatives (collectively, the "Parent Representatives") of Parent complete access at all reasonable times to the officers, employees, agents, properties, offices, plants and other facilities, books and records of the Company and each Company Subsidiary, and shall furnish Parent and Merger Sub and persons providing or proposing to provide Parent or Merger Sub with financing for the Merger and other transactions contemplated by this Agreement with such financial, operating and other data and information as Parent or Merger Sub, through its officers, employees or agents, may reasonably request.

                  (b) From the date hereof until the Effective Time, Parent shall, and shall cause the Parent Subsidiaries and the officers, directors, employees, auditors and agents of Parent and the Parent Subsidiaries to, afford the officers, employees and agents of the Company and other representatives (collectively, the "Company Representatives", and, together with the Parent Representatives, the "Representatives") of the Company complete access at all reasonable times to the officers, employees, agents, properties, offices, plants and other facilities, books and records of Parent and each Parent Subsidiary, and shall furnish the Company with such financial, operating and other data and information as the Company, through its officers, employees or agents, may reasonably request.

                  (c) Each party to this Agreement shall comply with, and shall cause its Representatives to comply with, all of their obligations under the Confidentiality Agreements listed in Section 6.03(c) of each of the Company Disclosure Schedule and the Parent Disclosure Schedule (the "Confidentiality Agreements"). All information obtained by a party or any of its Representatives pursuant to (a) or (b) above shall be subject to the Confidentiality Agreements.

                  SECTION 6.04. No Solicitation or Negotiation. (a) Neither the Company nor any Company Subsidiary shall, directly or indirectly, through any officer, director, agent or otherwise, (i) solicit, initiate or encourage the submission of, any Acquisition Proposal (as defined in Section 9.04) or (ii) except as required by the fiduciary duties of the Board under applicable law after having received advice from outside legal counsel and after giving prior written notice to Parent and Merger Sub and entering into a customary confidentiality agreement on terms no less favorable to the Company than those contained in the Confidentiality Agreement, participate in any discussions or negotiations regarding, or furnish to any person, any information with respect to, or otherwise cooperate in any way with respect to, or assist or participate in, facilitate or encourage, any unsolicited proposal that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal.

                  (b) Except as set forth in this Section 6.04(b), neither the Board nor any committee thereof shall (i) withdraw, modify or change, or propose to withdraw, modify or change, in a manner adverse to Parent or Merger Sub, the approval or recommendation by the Board or any such committee of this Agreement, the Merger or any other transaction contemplated hereby, (ii) approve or recommend, or propose to approve or recommend, any Acquisition Proposal or (iii) enter into any agreement with respect to any Acquisition Proposal. Notwithstanding the foregoing, in the event that, prior to obtaining the Company Stockholders' Approval, the Board determines in good faith that it is required to do so by its fiduciary duties under applicable law after having received advice from outside legal counsel, the Board may withdraw or modify its approval or recommendation of the Merger, but only to terminate this Agreement in accordance with Section 8.01(j) (and, concurrently with such termination, cause the Company to enter into an agreement with respect to a Superior Proposal).

                  (c) The Company shall, and shall direct or cause its directors, officers, employees, representatives and agents to, immediately cease and cause to be terminated any discussions or negotiations with any parties that may be ongoing with respect to any Acquisition Proposal.

                  (d) The Company shall promptly advise Parent orally and in writing of (i) any Acquisition Proposal or any request for information with respect to any Acquisition Proposal, the material terms and conditions of such Acquisition Proposal or request and the identity of the person making such Acquisition Proposal or request and (ii) any changes in any such Acquisition Proposal or request.

                  (e) The Company agrees, except as required by the Board's fiduciary duties under applicable law after having received advice from outside legal counsel, not to release any third party from, or waive any provision of, any confidentiality or standstill agreement to which the Company is a party.

                  SECTION 6.05. Directors' and Officers' Indemnification and Insurance. (a) The Bylaws of the Surviving Corporation shall contain the respective provisions that are set forth, as of the date of this Agreement, in Article Nine of the Certificate of Incorporation of the Company, which provisions shall not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would affect adversely the rights thereunder of individuals who at or at any time prior to the Effective Time were directors, officers, employees, fiduciaries or agents of the Company (or their estates or personal representatives), unless such modifications shall be required by law.

                  (b) For a period of six years after the Effective Time, the Surviving Corporation shall maintain in effect the current directors' and officers' liability insurance policies maintained by the Company (provided that the Surviving Corporation may substitute therefor policies of substantially similar coverage containing terms and conditions that are not on the whole materially less favorable) with respect to claims arising from facts or events that occurred prior to the Effective Time; provided, however, that in no event shall the Surviving Corporation be required to expend pursuant to this Section 6.05(b) more than an amount per year equal to 125% of current annual premiums paid by the Company for such insurance (which premiums the Company represents and warrants to be approximately $278,000 per year in the aggregate) (the "Maximum Premium") unless the directors agree to reimburse the Surviving Corporation in full for the amount by which the annual premium exceeds the Maximum Premium.

                  (c) In the event the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each case, proper provision shall be made so that the successors and assigns of the Surviving Corporation or, at Parent's option, Parent, shall assume the obligations set forth in this
Section 6.05.

                  SECTION 6.06. Further Action; Consents; Filings. (a) Upon the terms and subject to the conditions hereof, each of the parties hereto shall use its reasonable best efforts expeditiously to (i) take, or cause to be taken, all appropriate action and do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the Merger and the other transactions contemplated by this Agreement, (ii) obtain from Governmental Entities any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by Parent or the Company or any of their respective subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the Merger and the other transactions contemplated by this Agreement and (iii) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement, the Merger and the other transactions contemplated by this Agreement that are required under (A) the Exchange Act and the Securities Act and the rules and regulations thereunder and any other applicable federal or state securities laws, (B) the HSR Act and any other antitrust regulations, (C) the rules and regulations of all relevant insurance regulatory authorities and (D) any other applicable Law. The parties hereto shall cooperate with each other in connection with the making of all such filings, including by providing copies of all such documents to the nonfiling party and its advisors prior to filing and, if requested, by accepting all reasonable additions, deletions or changes suggested in connection therewith.

                  (b) (i) Each party to this Agreement shall give any notices to third parties, and use its reasonable best efforts to obtain any third party consents (without making any payments therefor), (A) necessary, proper or advisable to consummate the transactions contemplated by this Agreement, (B) required to be disclosed in the Company Disclosure Schedule or the Parent Disclosure Schedule (as applicable) or (C) required to prevent a Material Adverse Effect from occurring prior to or after the Effective Time.

                  (ii) From the date of this Agreement until the Effective Time, each party to this Agreement shall promptly notify the other party in writing of any pending or, to the knowledge of such party, threatened action, suit, arbitration or other proceeding or investigation by any Governmental Entity or any other person (i) challenging or seeking damages in connection with the Merger or the conversion of Company Common Stock into the Merger Consideration pursuant to the Merger, (ii) seeking to restrain or prohibit the consummation of the Merger or otherwise limiting the right of Parent or its subsidiaries to own or operate all or any portion of the businesses or assets of the Company or its subsidiaries, or (iii) which could reasonably be expected to have a Material Adverse Effect. Each of the parties hereto agrees to cooperate and use its reasonable best efforts to vigorously contest and resist any such action, including administrative or judicial actions, and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) that is in effect and that restricts, prevents or prohibits consummation of the Merger, including, without limitation, by vigorously pursuing all available avenues of administrative and judicial appeal.

                  SECTION 6.07. Consent of Holders of Restricted Stock. Prior to the Effective Time, and in accordance with the terms and conditions of the Performance Stock Plan, the Company shall obtain from each holder of Restricted Shares written consent to the cancellation of such Restricted Shares in consideration for the payment provided herein, and shall take all such other actions as may be necessary so that the terms of
Section 2.07 may be carried out and so that, except for the Vested Share Rights (as described in Section 2.07), no person will continue to have any rights with respect to the Restricted Shares or pursuant to the Performance Stock Plan at any time after the Effective Time.

                  SECTION 6.08. Public Announcements. Parent and the Company agree that no public release or announcement concerning the Merger and other transactions contemplated in this Agreement shall be issued by either party without the prior consent of the other party (which consent shall not be unreasonably withheld), except as such release or announcement may be required by Law or the rules or regulations of the Nasdaq or the TSE, in which case the party required to make the release or announcement shall use its best efforts to allow the other party reasonable time to comment on such release or announcement in advance of such issuance.

                  SECTION 6.09. Parent Shareholders' Meeting. If required, Parent, acting through its Board of Directors, shall, in accordance with applicable law and the Parent's Certificate of Incorporation and By-Laws, and no later than May 10, 2001, duly call, give notice of, convene and hold a meeting (the "Parent Shareholders' Meeting") of holders of the Parent Common Shares for the purpose of obtaining the Parent Shareholders' Approval.

                  SECTION 6.10. Affiliates. Prior to the Effective Time, the Company shall deliver to Parent a list of names and addresses of those Persons who are, in the Company's reasonable judgment, on such date, affiliates (within the meaning of Rule 145 of the rules and regulations promulgated under the Securities Act (each such Person being an "Affiliate")) of the Company. The Company shall provide Parent with such information and documents as Parent shall reasonably request for purposes of reviewing such list. The Company shall use its reasonable best efforts to deliver or cause to be delivered to Parent, prior to the Effective Time, an affiliate letter substantially in the form attached hereto as Exhibit 6.10, executed by each of the Affiliates of the Company identified in the foregoing list and any Person who shall, to the knowledge of the Company, have become an Affiliate of the Company subsequent to the delivery of such list.

                  SECTION 6.11. Board Nomination. As soon as practicable after the Effective Time, Parent shall cause Bruce Guthart to become a member of the Board of Directors of Parent. Prior to the Effective Time, Parent shall cause Bruce Guthart to become a member of the board of directors of Merger Sub.

                  SECTION 6.12. Certain Funding of the Company. In the event the Company is required to repay its indebtedness to Summit Bank and/or has its loan availability reduced or terminated in order to consummate the Merger or as a result of signing this Agreement, Parent will provide or cause to be provided a substantially equivalent loan facility to the Company or assist in such repayment.

                  SECTION 6.13. Parent Debentures. Parent shall make or cause to be made all required filings under the Securities Act and the Trust Indenture Act of 1939, as amended, to register the offer and sale of the Parent Debentures.

                  SECTION 6.14. Filing With Insurance Regulatory Authorities. Parent shall cause a Form A to be filed with the appropriate insurance regulatory authority with respect to the Merger within 30 business days of the date of this Agreement.

                                  ARTICLE VII
                            CONDITIONS TO THE MERGER

                  SECTION 7.01. Conditions to the Merger. The respective obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by applicable Law:

                  (a) Approval. Each of the Company Stockholders' Approval and Parent Shareholders' Approval shall have been obtained.

                  (b) No Order. No Governmental Entity, nor any court of competent jurisdiction or arbitrator, shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, judgment, decree, injunction, executive order or award (whether temporary, preliminary or permanent) (collectively, "Order") that is then in effect, and has the effect of making the Merger illegal or otherwise restricting, preventing or prohibiting consummation of the Merger or any other transactions contemplated by this Agreement.

                  (c) Consents. All consents, approvals and authorizations (including, without limitation, the Required Consents which, for greater clarity, include the consents and approvals of the Rhode Island insurance regulatory authorities) legally required to be obtained to consummate the Merger and the other transactions contemplated in and by this Agreement shall have been obtained from and made with all Governmental Entities.

                  (d) Antitrust Waiting Periods. Any waiting period (and any extensions thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

                  (e) Actions. No Action shall have been brought and remain pending by any Governmental Entity or other person, entity or group that seeks to prevent or delay the consummation of the transactions contemplated by this Agreement.

                  (f) Effective Registration Statement. If any Parent Debentures are to be issued, the Registration Statement shall have been declared effective by the SEC under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and no proceeding for that purpose shall have been initiated by the SEC.

                  SECTION 7.02. Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver (where permissible) of the following additional conditions:

                  (a) Representations and Warranties. Each of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Effective Time, as though made at and as of the Effective Time, except that those representations and warranties that address matters only as of a particular date shall remain true and correct as of such date, and Parent shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of the Company to that effect.

                  (b) Agreements and Covenants. The Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time, and Parent shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of the Company to that effect.

                  (c) Consents. All consents from third parties under any Company Material Contract required as a result of the transactions contemplated by this Agreement shall have been obtained.

                  (d) Regulatory Consents. All consents, approvals and authorizations required to be made with or received from the TSE and the OSC under applicable laws, rules and regulations regarding the Related Party Transactions have been received.

                  (e) Actions. No Action shall have been brought and remain pending by any Governmental Entity or other person, entity or group that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                  (f) Employment Agreement. Bruce Guthart, the president of the Company, has executed an employment agreement, together with a related management bonus agreement and restricted stock arrangement, substantially in the form of Exhibit A to this Agreement, and such employment agreement shall be in full force and effect as of the Closing Date.

                  (g) Waiver. Prior to the Closing Date, Schenendorf Seaman, Inc., formerly known as Seaman, Ross & Weiner, Inc. ("SRW"), ASCO Risk Management Corp., formerly known as Amsco Coverage Corp. ("Amsco") and DS Risk Management Corp., formerly known as D.S.I. Associates, Inc. ("DSI"), shall have delivered a written and executed waiver (the "Waiver") of all of their respective rights to receive securities of the Company under the Asset Purchase Agreement among Kaye Insurance Associates, Inc., SRW, Amsco and DSI, Douglas Schenendorf and Alex Seaman dated as of January 1, 1999, pursuant to which SRW, Amsco and DSI shall have agreed to accept cash in lieu of securities of the Company and the Company shall have delivered to Parent an executed copy of such Waiver.

                  SECTION 7.03. Conditions to the Obligations of the Company. The obligations of the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible) of the following additional conditions:

                  (a) Representations and Warranties. Each of the representations and warranties of Parent and Merger Sub contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Effective Time, as though made on and as of the Effective Time, except that those representations and warranties that address matters only as of a particular date shall remain true and correct in all material respects as of such date, and the Company shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of Parent to that effect.

                  (b) Agreements and Covenants. Each of Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time (provided that any agreement or covenant that is qualified by materiality or by reference to a Material Adverse Effect shall have been performed or complied with in all respects on or prior to the Effective Time) and the Company shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of Parent to that effect.

                  (c) Parent Common Shares. The Parent Common Shares shall continue to be posted for trading on the TSE and that number of Parent Common Shares which may be issued upon the conversion of the Parent Debentures have been reserved for issuance by Parent at the Effective Time.

                  (d) Change of Control. Fairfax Financial Holdings Limited and its affiliates shall not have sold or otherwise disposed of such number of Parent Common Shares to cause it or they at the Closing Date to no longer beneficially own at least 30% of the outstanding Parent Common Shares and to no longer beneficially own more Parent Common Shares than any other shareholder of Parent.

                                  ARTICLE VIII
                        TERMINATION, AMENDMENT AND WAIVER

                  SECTION 8.01. Termination. This Agreement may be terminated and the Merger and the other transactions contemplated by this Agreement may be abandoned at any time prior to the Effective Time, notwithstanding any requisite approval and adoption of this Agreement and the transactions contemplated by this Agreement, as follows:

                  (a) by mutual written consent of each of Parent, Merger Sub and the Company duly authorized by the Boards of Directors of each of Parent, Merger Sub and the Company;

                  (b) by either Parent, Merger Sub or the Company if the Effective Time shall not have occurred on or before December 31, 2001; provided, however, that the right to terminate this Agreement under this Section 8.01(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date;

                  (c) by either Parent or the Company, if there shall be any Order of a Governmental Entity (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the Merger illegal or otherwise preventing or prohibiting consummation of the Merger; provided, however, that the provisions of this Section 8.01(c) shall not be available to any party whose failure to fulfill its obligations hereunder shall have been the cause of, or shall have resulted in, such Order;

                  (d) by Parent if the TSE or the OSC shall have indicated in writing that it has made a final and nonappealable determination that it will not grant a consent, approval or authorization referred to under Section 7.02(d) of this Agreement;

                  (e) by Parent if (i) the Board withholds, withdraws, modifies or changes the Company Board Approval in a manner adverse to Parent or shall have resolved to do so, (ii) the Board shall have recommended to the stockholders of the Company an Acquisition Proposal or shall have resolved to do so or shall have entered into any letter of intent or similar document or any agreement, contract or commitment accepting any Acquisition Proposal, (iii) the Company shall have failed to include the Company Board Approval in the Company Proxy Statement, (iv) if management of the Company shall fail to certify that the Board has not withdrawn, modified or changed, or resolved to do any of the foregoing with respect to, its recommendation in favor of the approval of the Merger and this Agreement within five business days after Parent requests in good faith, based on its good faith belief that such certification is desired under the circumstances, (v) a tender offer or exchange offer for 30% or more of the outstanding shares of stock of the Company is commenced and, within five business days after such offer is commenced, the Board fails to recommend against acceptance of such tender offer or exchange offer by its stockholders (including by taking no position with respect to the acceptance of such tender offer or exchange offer by its stockholders) or (vi) the Company Stockholders' Meeting is not held within 45 days after the date on which the Registration Statement shall have become effective;

                  (f) by either Parent or the Company if this Agreement and the transactions contemplated herein shall fail to receive the requisite vote for approval at the Company Stockholders' Meeting;

                  (g) by either Parent or the Company if this Agreement and the transactions contemplated herein shall fail to receive the requisite vote for approval at the Parent Shareholders' Meeting;

                  (h) by Parent upon a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in either Section 7.02(a) or (b) would not be satisfied (a "Terminating Company Breach"); provided, however, that, if such Terminating Company Breach is curable by the Company through the exercise of all reasonable efforts and the Company continues to exercise all reasonable efforts, Parent may not terminate this Agreement under this Section 8.01(h) for a period of 30 days from the date on which Parent delivers to the Company written notice setting forth in reasonable detail the circumstances giving rise to such Terminating Company Breach; provided further that if, within such 30 day period, the Company does cure such Terminating Company Breach so that the conditions set forth in either
         Section 7.02(a) or (b) would no longer be breached thereby, then Parent shall not be entitled to terminate this Agreement pursuant to this
         Section 8.01(h).

                  (i) by the Company upon a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub set forth in this Agreement, or if any representation or warranty of Parent or Merger Sub shall have become untrue, in either case such that the conditions set forth either in Section 7.03(a) or (b) would not be satisfied (a "Terminating Parent Breach"); provided, however, that, if such Terminating Parent Breach is curable by Parent through the exercise of all reasonable efforts and Parent continues to exercise all reasonable efforts, Company may not terminate this Agreement under this
         Section 8.01(i) for a period of 30 days from the date on which the Company delivers to Parent written notice setting forth in reasonable detail the circumstances giving rise to such Terminating Parent Breach; provided further that if, within such 30 day period, Parent does cure such Terminating Company Breach so that the conditions set forth in either Section 7.03(a) or (b) would no longer be breached thereby, then the Company shall not be entitled to terminate this Agreement pursuant to this Section 8.01(i)

                  (j) by the Company, upon approval of the Board, if prior to the Company Stockholders' Approval, the Board determines in good faith that it is required to do so by its fiduciary duties under applicable law after having received advice from outside legal counsel in order to enter into an agreement with respect to a Superior Proposal, upon five business days' prior written notice to Parent, setting forth in reasonable detail the identity of the person making, and the final terms and conditions of, the Superior Proposal and after duly considering any proposals that may be made by Parent during such five business day period; provided, however, that any termination of this Agreement pursuant to this Section 8.01(j) shall not be effective until the Company has made full payment of all amounts provided under Section 8.05; or

                  (k) by Parent, if the Company shall have breached its obligations under Section 6.04.

                  SECTION 8.02. Effect of Termination. In the event of termination of this Agreement pursuant to Section 8.01, this Agreement shall forthwith become void, there shall be no liability under this Agreement on the part of Parent, Merger Sub or the Company or any of their respective officers or directors, and all rights and obligations of each party hereto shall cease, subject to the remedies of the parties set forth in Section 8.05; provided, however, that nothing herein shall relieve any party from liability for the willful breach of any of its representations, warranties, covenants or agreements set forth in this Agreement and that the Confidentiality Agreement shall survive termination of this Agreement.

                  SECTION 8.03. Amendment. This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time; provided, however, that, after the approval of the Merger and this Agreement by the stockholders of the Company, no amendment may be made that would reduce the amount or change the type of consideration into which each Share shall be converted upon consummation of the Merger. This Agreement may not be amended, except by an instrument in writing signed by the parties hereto.

                  SECTION 8.04. Waiver. At any time prior to the Effective Time, any party hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any inaccuracy in the representations and warranties contained herein of any other party hereto or in any document delivered pursuant hereto, and (c) waive compliance with any agreement of any other party hereto or condition contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

                  SECTION 8.05. Fees and Expenses. (a) In the event that

                  (i) this Agreement is terminated pursuant to Section 8.01(e), 8.01(j) or 8.01(k); or

                  (ii) this Agreement is terminated pursuant to Section 8.01(f) or 8.01(h) and the Company enters into an agreement with respect to an Acquisition Proposal, or an Acquisition Proposal is consummated, in each case within 12 months after such termination, and the Company shall not theretofore have been required to pay the Fee to Parent pursuant to Section 8.05(a)(i) or 8.05(a)(ii);

                  then, in any such event, the Company shall pay Parent promptly (but in no event later than 10 business days after the first of such events shall have occurred) a fee equal to $3,855,000 (the "Fee"), which amount shall be payable in immediately available funds, plus all Expenses (as hereinafter defined).

                  (b) If Parent shall fail to receive the requisite vote for approval at the Parent Shareholders' Meeting and as a result Parent is unable to consummate the transaction, then, in such event, Parent shall pay the Company promptly (but in no event later than 10 business days after the failure to receive the requisite vote for approval) the Fee, which amount shall be payable in immediately available funds, plus all Expenses.

                  (c) If this Agreement is terminated for any reason whatsoever and a party hereto is in material breach of its material covenants and agreements contained in this Agreement or is in material breach of its representations and warranties contained in this Agreement, such party shall, whether or not any payment is made pursuant to Section 8.05(a), reimburse the other party hereto and their respective stockholders and affiliates (not later than five business days after submission of statements therefor) for all out-of-pocket expenses and fees (including, without limitation, all fees of counsel, accountants, experts and consultants and their respective stockholders and affiliates) incurred or accrued by either of them or on their behalf in connection with the Merger or other transactions contemplated by this Agreement and for which such party or its stockholders or affiliates is liable (all the foregoing being referred to herein collectively as the "Expenses"); provided, however, that in no event shall either party be obligated to pay Expenses incurred by the other party in excess of $1,000,000.

                  (d) Except as set forth in this Section 8.05, all costs and expenses incurred in connection with this Agreement, the Voting Agreements and the Merger or other transactions contemplated by this Agreement shall be paid by the party incurring such expenses, whether or not the Merger and other transactions contemplated by this Agreement are consummated, except that the Company and Parent each shall pay one-half of all Expenses relating to printing and filing of the Registration Statement and the Proxy Statement, and all SEC and other regulatory filing fees incurred in connection with the Registration Statement and the Proxy Statement.

                  (e) In the event that the Company shall fail to pay the Fee or any Expenses when due, the term "Expenses" shall be deemed to include the costs and expenses actually incurred or accrued by Parent and Merger Sub and their respective stockholders and affiliates (including, without limitation, fees and expenses of counsel) in connection with the collection under and enforcement of this Section 8.05, together with interest on such unpaid Fee and Expenses, commencing on the date that the Fee or such Expenses became due, at a rate equal to the rate of interest publicly announced by Citibank, N.A., from time to time, in the City of New York, as such bank's Base Rate plus 2%.

                  (f) In the event that Parent shall fail to pay any Expenses when due, the term "Expenses" shall be deemed to include the costs and expenses actually incurred or accrued by the Company and their respective stockholders and affiliates (including, without limitation, fees and expenses of counsel) in connection with the collection under and enforcement of this Section 8.05, together with interest on such unpaid Expenses, commencing on the date that such Expenses became due, at a rate equal to the rate of interest publicly announced by Citibank, N.A., from time to time, in the City of New York, as such bank's Base Rate plus 2%.

                                   ARTICLE IX
                               GENERAL PROVISIONS

                  SECTION 9.01. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.01):

                  if to Parent or Merger Sub:

                           Hub International Limited
                           214 King Street West, Suite 314
                           Toronto, Ontario
                           M5H 3S6
                           Facsimile No.:  (416) 593-8717
                           Attention:  W. Kirk James

                  with a copy to:

                           Shearman & Sterling
                           199 Bay Street, Suite 4405
                           Toronto, Ontario
                           Facsimile No.:  (416) 360-2958
                           Attention:  Brice T. Voran, Esq.

                  if to the Company:

                           Kaye Group Inc.
                           122 East 42nd Street
                           New York, NY  10168
                           Facsimile No.:  (212) 986-2278
                           Attention:  President

                  with a copy to:

                           Jenkens & Gilchrist Parker Chapin LLP
                           The Chrysler Building
                           405 Lexington Avenue
                           New York, NY 10174
                           Facsimile No.:  (212) 704-6288
                           Attention:  James Alterbaum, Esq.

                           and

                           Ivy Fischer, Esq.
                           122 East 42nd Street
                           New York, NY  10168
                           Facsimile No.: (212) 338-2973

                  SECTION 9.02. Non-Survival of Representations, Warranties and Agreements. The representations, warranties and agreements in this Agreement and any certificate delivered pursuant hereto by any person shall terminate at the Effective Time or upon the termination of this Agreement pursuant to Section 8.01, as the case may be, except that the agreements set forth in Section 6.05 shall survive the Effective Time indefinitely and those set forth in Sections 6.03(c), 6.08, 6.11, 8.02,
8.05 and this Article IX shall survive termination of this Agreement indefinitely unless a different period is set forth in any such Section.

                  SECTION 9.03. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, other than Section 6.05 (which is intended to be for the benefit of the persons covered thereby and may be enforced by such persons).

                  SECTION 9.04. Certain Definitions. For purposes of this Agreement, the term:

                  (a) "Acquisition Proposal" means (i) any proposal or offer from any person relating to any direct or indirect acquisition of (A) 30% or more of the fair market value of the assets of the Company and its subsidiaries taken as a whole or (B) over 30% of any class of equity securities of the Company or of any Company Subsidiary; (ii) any tender offer or exchange offer, as defined pursuant to the Exchange Act, that, if consummated, would result in any person beneficially owning 30% or more of any class of equity securities of the Company or any Company Subsidiary; (iii) any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company or any Company Subsidiary, other than the transactions contemplated by this Agreement; (iv) any person or entity shall have acquired, after the date hereof, beneficial ownership or the right to acquire beneficial ownership of, or any "group" (as such term is defined under Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder; provided, however, that any "group" formed or deemed formed by persons taking actions in furtherance of this Agreement shall not be deemed to constitute a group) shall have been formed that beneficially owns or has the right to acquire beneficial ownership of, 30% or more of any class of equity securities of the Company or any person, entity or "group" beneficially owning, as of the date hereof, 30% or more of any class of equity securities of the Company shall have acquired, after the date hereof, beneficial ownership or the right to acquire beneficial ownership of an additional 1% of such class of equity securities of the Company; (v) the declaration or payment by the Company, of an extraordinary dividend on any of its shares of capital stock or the effectuation by the Company of a recapitalization or other type of transaction that would involve either a change in the Company's outstanding capital stock or a distribution of assets of any kind to the holders of such capital stock; (vi) the repurchase by the Company of shares of Company Common Stock or (vii) any other transaction the consummation of which would reasonably be expected to impede, interfere with, prevent or materially delay consummation of the Merger or the transactions contemplated by this Agreement.

                  (b) "affiliate" of a specified person means a person who directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with such specified person.

                  (c) "beneficial owner" with respect to any shares means a person who shall be deemed to be the beneficial owner of such shares
         (i) that such person or any of its affiliates or associates (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) beneficially owns, directly or indirectly, (ii) that such person or any of its affiliates or associates has, directly or indirectly, (A) the right to acquire (whether such right is exercisable immediately or subject only to the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (B) the right to vote pursuant to any agreement, arrangement or understanding, or (iii) that are beneficially owned, directly or indirectly, by any other persons with whom such person or any of its affiliates or associates or person with whom such person or any of its affiliates or associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares.

                  (d) "business day" means any day on which both the principal offices of the SEC in Washington, D.C. are open to accept filings, or, in the case of determining a date when any payment is due, any day (other than a Saturday or a Sunday) on which banks are not required or authorized to close in The City of New York.

                  (e) "Computer Systems" shall mean all computer, hardware, software, systems, and equipment (including embedded microcontrollers in non-computer equipment) embedded within or required to operate the current products of the Company and the Company Subsidiaries, and/or material to or necessary for the Company and the Company Subsidiaries to carry on their businesses as currently conducted.

                  (f) "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, as trustee or executor, by contract or credit arrangement or otherwise.

                  (g) "Material Adverse Effect" means (i) when used in connection with the Company or a Company Subsidiary any circumstance, event, occurrence, change or effect that is or will be materially adverse to the business, operations, properties, condition (financial or otherwise), assets (tangible or intangible), liabilities (including contingent liabilities) or results of operations of the Company and the Company Subsidiaries taken as a whole, (ii) when used in connection with the Insurance Companies or Insurance Company Subsidiaries any circumstance, event, occurrence, change or effect that is materially adverse to the business, operations, properties, condition (financial or otherwise), assets (tangible or intangible), liabilities (including contingent liabilities) or results of operations of the Insurance Companies and their subsidiaries taken as a whole, and (iii) when used in connection with the Parent or

         Merger Sub means any circumstance, event, occurrence, change or effect that is or is likely to be materially adverse to the business, operations, properties, condition (financial or otherwise), assets (tangible or intangible), liabilities (including contingent liabilities) or results of operations of the Parent and its subsidiaries taken as a whole.

                  (h) "Parent Debentures" means the 8.5% convertible subordinated debentures due 2006 that shall be issued pursuant to an indenture (the form of which is attached hereto as Exhibit B) by Parent to holders of the Company Common Stock in accordance with the provisions of Article II hereof, as a component of the Merger Consideration.

                  (i) "Performance Stock Plan" shall mean the Company's Performance Stock Plan.

                  (j) "person" means an individual, corporation, partnership, limited partnership, syndicate, person (including, without limitation, a "person" as defined in section 13(d)(3) of the Exchange Act), trust, association or entity or government, or political subdivision, agency or instrumentality of a government.

                  (k) "subsidiary" or "subsidiaries" of the Company, the Surviving Corporation, Parent or any other person means an affiliate controlled by such person, directly or indirectly, through one or more intermediaries.

                  (l) "Superior Proposal: means any Acquisition Proposal on terms which the Board determines, in its good faith judgment (after having received the advice of a financial advisor of recognized reputation), to be more favorable to the Company's stockholders than the Merger and for which financing, to the extent required, is then committed.

                  (m) "Taxes" shall mean any and all taxes, fees, levies, duties, tariffs, imposts and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Entity or taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchise, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value-added or gains taxes; license, registration and documentation fees; and customers' duties, tariffs and similar charges.

                  (n) "$" or "dollar" means a United States dollar.

                  SECTION 9.05. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect as long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon determination that any such term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

                  SECTION 9.06. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

                  SECTION 9.07. Governing Law; Forum. Except to the extent that the Merger is mandatorily governed by the DGCL, this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that state and without regard to any applicable conflicts of law principles. All Actions arising out of or relating to this Agreement shall be heard and determined in the United States District Court for the Southern District of New York. Each of the parties to this Agreement (a) consents to submit itself to the personal jurisdiction of the United States District Court for the Southern District of New York for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated herein may not be enforced in or by any of the above-named courts. Parent agrees that it may be served with process in the State of New York and irrevocably appoints Odyssey Reinsurance Corporation, 1 Liberty Plaza, New York, New York 10006, as the agent of Parent to accept service of process relating to any Action arising out of or relating to this Agreement.

                  SECTION 9.08. Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                  SECTION 9.09. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  SECTION 9.10. Entire Agreement. This Agreement (including the Company Disclosure Schedule and the Parent Disclosure Schedule), the Voting Agreements and the Confidentiality Agreements constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise), except that Parent and Merger Sub may assign all or any of their rights and obligations hereunder to any affiliate of Parent, provided that no such assignment shall relieve the assigning party of its obligations hereunder if such assignee does not perform such obligations.

                  SECTION 9.11. Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated by this Agreement. Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other hereto have been induced to enter into this Agreement and the transactions contemplated by this Agreement, as applicable, by, among other things, the mutual waivers and certifications in this Section 9.11.

                  IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                   HUB INTERNATIONAL LIMITED


                                   By: /s/ W. KIRK JAMES
                                       -----------------------------------------
                                       Name:  W. Kirk James
                                       Title: Vice-President and General Counsel



                                   416 ACQUISITION INC.


                                   By: /s/ W. KIRK JAMES
                                       -----------------------------------------
                                       Name:  W. Kirk James
                                       Title: President


                                   KAYE GROUP INC.


                                   By: /s/ MICHAEL P. SABANOS
                                       -----------------------------------------
                                       Name:  Michael P. Sabanos
                                       Title: Executive Vice-President and
                                                Chief Executive Officer

                                                                    EXHIBIT 6.10

                          FORM OF AFFILIATE LETTER FOR
                            AFFILIATES OF THE COMPANY


                                                          [------------], [----]


Hub International Limited
214 King Street West, Suite 314
Toronto, Ontario
M5H 3S6


Ladies and Gentlemen:

                  I have been advised that as of the date of this letter I may be deemed to be an "affiliate" of Kaye Group Inc., a Delaware corporation (the "Company"), as the term "affiliate" is (i) defined for purposes of paragraphs
(c) and (d) of Rule 145 of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and/or (ii) used in and for purposes of Accounting Series Releases 130 and 135, as amended, of the Commission. Pursuant to the terms of the Agreement and Plan of Merger, dated as of January 19, 2001 (the "Merger Agreement"), among Hub International Limited, a corporation organized under the laws of Ontario ("Parent"), 416 Acquisition Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and the Company, Merger Sub will be merged with and into the Company (the "Merger"). Capitalized terms used in this letter agreement without definition shall have the meanings assigned to them in the Merger Agreement.

                  As a result of the Merger, I may receive the 8.5% Subordinated Convertible Debentures due 2006 (the "Parent Debentures")to be issued by Parent on the Closing Date pursuant to an indenture among Parent and o, as trustee. I would receive such Parent Debentures in exchange for shares (or upon exercise of options for shares) owned by me of common stock, par value $.01 per share, of the Company (the "Company Common Stock").

                  1. I represent, warrant and covenant to Parent that in the event I receive any Parent Debentures as a result of the Merger:

                  A. I shall not make any sale, transfer or other disposition of the Parent Debentures in violation of the Act or the Rules and Regulations.

                  B. I have carefully read this letter and the Merger Agreement and discussed the requirements of such documents and other applicable limitations upon my ability to sell, transfer or otherwise dispose of the Parent Debentures, to the extent I felt necessary, with my counsel or counsel for the Company.

                  C. I have been advised that the issuance of the Parent Debentures to me pursuant to the Merger has been registered with the Commission under the Act on a Registration Statement on Form F-4. However, I have also been advised that, because at the time the Merger is submitted for a vote of the stockholders of the Company, (a) I may be deemed to be an affiliate of the Company and (b) the distribution by me of the Parent Debentures has not been registered under the Act, I may not sell, transfer or otherwise dispose of the Parent Debentures issued to me in the Merger unless (i) such sale, transfer or other disposition is made in conformity with the volume and other limitations of Rule 145 promulgated by the Commission under the Act, (ii) such sale, transfer or other disposition has been registered under the Act, or (iii) in the opinion of counsel reasonably acceptable to Parent, such sale, transfer or other disposition is otherwise exempt from registration under the Act.

                  D. I understand that Parent is under no obligation to register the sale, transfer or other disposition of the Parent Debentures by me or on my behalf under the Act or, except as provided in paragraph 2(A) below, to take any other action necessary in order to make compliance with an exemption from such registration available.

                  E. I understand that there will be placed on the certificates for the Parent Debentures issued to me, or any substitutions therefor, a legend stating in substance:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT DATED [_______ ___, ______] BETWEEN THE REGISTERED HOLDER HEREOF AND HUB INTERNATIONAL LIMITED, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF HUB INTERNATIONAL LIMITED."

                  F. I understand that unless a sale or transfer is made in conformity with the provisions of Rule 145, or pursuant to a registration statement, Parent reserves the right to put the following legend on the certificates issued to my transferee:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SECURITIES IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SECURITIES HAVE BEEN

                  ACQUIRED BY THE HOLDER NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933."

                  G. Execution of this letter should not be considered an admission on my part that I am an "affiliate" of the Company as described in the first paragraph of this letter, nor as a waiver of any rights I may have to object to any claim that I am such an affiliate on or after the date of this letter.

                  2. By Parent's acceptance of this letter, Parent hereby agrees with me as follows:

                  A. For so long as and to the extent necessary to permit me to sell the Parent Debentures pursuant to Rule 145 and, to the extent applicable, Rule 144 under the Act, Parent shall (a) use its reasonable best efforts to (i) file, on a timely basis, all reports and data required to be filed with the Commission by it pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and (ii) furnish to me upon request a written statement as to whether Parent has complied with such reporting requirements during the 12 months preceding any proposed sale of the Parent Debentures by me under Rule 145, and (b) otherwise use its reasonable efforts to permit such sales pursuant to Rule 145 and Rule 144. Parent hereby represents to me that it has filed all reports required to be filed with the Commission under Section 13 of the 1934 Act during the preceding 12 months.

                  B. It is understood and agreed that certificates with the legends set forth in paragraphs 1(E) and 1(F) above will be substituted by delivery of certificates without such legends if (i) one year shall have elapsed from the date the undersigned acquired the Parent Debentures received in the Merger and the provisions of Rule 145(d)(2) are then available to the undersigned, (ii) two years shall have elapsed from the date the undersigned acquired the Parent Debentures received in the Merger and the provisions of Rule 145(d)(3) are then applicable to the undersigned, or (iii) Parent has received either an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to Parent, or a "no action" letter obtained by the undersigned from the staff of the Commission, to the effect that the restrictions imposed by Rule 145 under the Act no longer apply to the undersigned.

                                                    ----------------------------
                                                    Name of Affiliate

                                    ANNEX B
                                    -------

                         [LOGO OF FOX-PITT, KELTON INC.]

STRICTLY CONFIDENTIAL
---------------------


January 18, 2001



The Board of Directors
Kaye Group Inc.
122 East 42nd Street
New York, New York 10168



Gentlemen:

Fox-Pitt, Kelton Inc. ("Fox-Pitt, Kelton") understands that Kaye Group Inc. ("Kaye") and Hub International Limited ("Hub") propose to enter into an agreement and plan of merger dated as of January 18, 2001 (the "Merger Agreement"), which provides, among other things, for the merger of Merger Sub (as defined in the Merger Agreement), a wholly owned subsidiary of Hub, with and into Kaye (the "Merger"). Pursuant to the Merger Agreement and subject to certain exceptions set forth therein, at the effective time of the Merger, each issued and outstanding share of common stock, par value $0.01 per share, of Kaye ("Kaye Common Stock") (other than shares owned, directly or indirectly, by Kaye, Merger Sub, Hub, or any subsidiary thereof and Dissenting Shares, as defined in the Merger Agreement) shall be converted into the right to receive US$14.00 (the "Consideration"), payable as US$9.3334 in cash and US$4.666 in convertible subordinated debentures (the "Debentures"). The Debentures will, among other things, (i) be obligations of Hub, (ii) pay interest at a rate of 8.5% per annum, (iii) have a term of five (5) years, and (iv) be convertible into shares of common stock, no par value, of Hub ("Hub Common Stock") at a conversion price of C$17.00 per share. The terms and conditions of the Merger are more fully set forth in the Merger Agreement and the terms and conditions of the Debentures are more fully set forth in the indenture dated as of January 18, 2001 and duly executed by Hub (the "Indenture").

You have asked for Fox-Pitt, Kelton's opinion as to whether the Consideration is fair, from a financial point of view, to the holders of Kaye Common Stock.

In arriving at the opinion set forth below, Fox-Pitt, Kelton has, among other things:

a) reviewed and analyzed certain publicly available financial statements for Kaye and Hub and other financial information made available to us by the management of Kaye and Hub;

The Board of Directors
January 18, 2001
Page 2

b) analyzed certain internal financial statements, including financial projections, and other financial and operating data prepared by the management of Kaye and Hub;

c) discussed the past, present and future operations, financial condition and prospects of Kaye and Hub with the management of Kaye and Hub, respectively;

d) reviewed the stock price performance and trading activity of Kaye Common Stock and Hub Common Stock; e) compared the financial performance and condition of Kaye with that of certain other comparable publicly traded companies;

f) reviewed the financial terms, to the extent publicly available, of certain merger and acquisition transactions comparable, in whole or in part, to the Merger;

g) reviewed and discussed with the management of Kaye and Hub the strategic objectives of the Merger and certain other benefits of the Merger;

h) reviewed the Merger Agreement, the Indenture and other exhibits to the Merger Agreement; and

i)   performed such other analyses as we have deemed appropriate.

Fox-Pitt, Kelton has assumed and relied upon, without independent verification, the accuracy and completeness of all of the financial and other information it has reviewed for the purposes of providing this opinion, and we have not assumed any responsibility for independent verification of such information. Fox-Pitt, Kelton has not assumed any responsibility for any independent valuation or appraisal of the assets and liabilities of Kaye nor have we been furnished with any such valuation or appraisal. With respect to the financial projections, Fox-Pitt, Kelton has assumed that they have been reasonably prepared by the respective management of Kaye and Hub on bases reflecting the best currently available estimates and judgments of the future financial performance of Kaye and Hub. We express no view as to the validity of such projections or the assumptions on which they are based. We have assumed that the Merger described in the Merger Agreement will be consummated on the terms set forth therein without material waiver or modification. Fox-Pitt, Kelton's opinion is necessarily based upon economic, market and other conditions as they exist and can be evaluated on January 17, 2001.

In connection with the preparation of this opinion, we were not authorized by the Board of Directors to solicit, nor have we solicited, third party indications of interest for the acquisition of all or part of Kaye. Our opinion does not address the treatment of the Performance Stock Shares or the fairness of the Vested Share Consideration (each as defined in the Merger Agreement).

In the normal course of its investment banking business, Fox-Pitt, Kelton is regularly engaged in the valuation of securities of companies in the insurance, insurance brokerage and related

The Board of Directors
January 18, 2001
Page 3

industries in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. As specialists in the securities of companies in the insurance, insurance brokerage and related industries, Fox-Pitt, Kelton has experience in, and knowledge of, the valuation of such enterprises.

In the normal course of its business, Fox-Pitt, Kelton may trade equity securities of Kaye and Hub for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities. We have acted as financial advisor to Kaye and will receive a fee in connection with the delivery of this opinion.

It is understood that this letter is solely for the information of the Board of Directors of Kaye and is not intended to confer any rights or remedies upon any other entity or persons, and may not be used for any other purpose without our prior written consent, except for inclusion in a proxy or information statement related to the Merger that we have had an opportunity to review. This opinion does not constitute a recommendation to any holder of Kaye Common Stock as to how such shareholder should vote on the Merger.

Based upon and subject to the foregoing, Fox-Pitt, Kelton is of the opinion that, on the date hereof, the Consideration is fair, from a financial point of view, to the holders of Kaye Common Stock.

Very truly yours,



/s/ FOX-PITT, KELTON INC.



FOX-PITT, KELTON INC.

                                     ANNEX C


                  DELAWARE GENERAL CORPORATION LAW SECTION 262


                             DELAWARE CODE ANNOTATED
                Copyright (c) 1975-2001 by The State of Delaware
                              All rights reserved.

                  *** CURRENT THROUGH 2000 REGULAR SESSION ***

                              TITLE 8. CORPORATIONS

                       CHAPTER 1. GENERAL CORPORATION LAW

               SUBCHAPTER IX. MERGER, CONSOLIDATION OR CONVERSION

                            8 Del. C. ss. 262 (2000)

ss. 262. Appraisal rights

         (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

         (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to ss. 251 (other than a merger effected pursuant to ss. 251(g) of this title), ss. 252, ss. 254, ss. 257, ss. 258, ss. 263 or ss. 264 of
this title:

         (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers,

Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of ss. 251 of this title.

         (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss. ss. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

         a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

         b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

         c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

         d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

         (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ss. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

         (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

         (d) Appraisal rights shall be perfected as follows:

         (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

         (2) If the merger or consolidation was approved pursuant to ss. 228 or ss. 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

         (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

         (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

         (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

         (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in

Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

         (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

         (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

         (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

         (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                    ANNEX D
                                    -------


                        STOCK OPTION AND VOTING AGREEMENT
                        ---------------------------------


                                     Between
                                     -------


                                  [STOCKHOLDER]
                                  -------------

                                       and
                                       ---

                            HUB INTERNATIONAL LIMITED



                          Dated as of January 19, 2001
                          ----------------------------

                  STOCK OPTION AND VOTING AGREEMENT dated as of January 19, 2001, between ? (the "Stockholder"), a stockholder of Kaye Group Inc., a Delaware corporation (the "Company"), and Hub International Limited, an Ontario corporation ("International").

                  WHEREAS, the Agreement and Plan of Merger dated the date hereof between the Company, International and 416 Acquisition Inc., a Delaware Corporation and a wholly-owned subsidiary of International ("Merger Sub"), as amended from time to time (the "Merger Agreement"), provides, among other things, that the Merger Sub will merge with and into the Company as contemplated by the Merger Agreement (the "Merger");

                  WHEREAS, as of the date hereof, the Stockholder is the record and beneficial owner of ? shares of Common Stock, par value U.S.$.01 per share, of the Company (the "Common Shares") (the Stockholder's shares of Common Stock together with any Common Stock acquired after the date hereof, including upon the exercise of warrants or options, the conversion of convertible securities or otherwise, are referred to as the "Shares");

                  WHEREAS, as a condition to the willingness of International to enter into the Merger Agreement, International has requested that the Stockholder agree, and in order to induce International to enter into the Merger Agreement, the Stockholder has agreed, to enter into this Agreement; and

                  WHEREAS, as of the date hereof, International and certain other holders of Common Stock are entering into stock option and voting agreements whereby, among other things, such stockholders are granting options to International (the "Remaining Options") for the Common Stock held by such stockholders.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                                VOTING AGREEMENT
                                ----------------

                  SECTION 1.01. Voting Agreement. The Stockholder, from and after the date hereof and until this Agreement shall have been terminated in accordance with Article VI hereof, at any meeting of the stockholders of the Company, however called, and in any action by consent of the stockholders of the Company, will vote (or cause to be voted) the Shares (i) in favor of the approval and adoption of the Merger Agreement, the Merger and all of the transactions contemplated by the Merger Agreement, and this Agreement, (ii) against any merger, consolidation, sale of assets, recapitalization or other business combination involving the Company (other than the Merger) or any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which would result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled, and (iii) in favor of any other proposal as may be necessary to consummate the Merger if such proposal is neutral or advantageous to the Stockholder and such proposal is reasonably feasible and is not contrary to applicable laws and regulations. The Stockholder shall not enter into any agreement or commitment with any person or entity to vote or give instructions in any manner inconsistent with this Section 1.01.

                                   ARTICLE II

                                   THE OPTION
                                   ----------

                  SECTION 2.01. Grant of Option. The Stockholder hereby grants to International an irrevocable option ("the Option") to purchase the Shares in the manner and for the Purchase Price (as defined below) set forth below in this Article.

                  SECTION 2.02. Exercise of Option. (a) The Option may be exercised by International as a whole together with the Remaining Options but not in part, at any time prior to 5:00 p.m. (Toronto time) on the seventh calendar day following the termination of the Merger Agreement, provided, that International may not exercise the Option if the Company has terminated the Merger Agreement after notice to International of a breach by International of the Merger Agreement (an "International Termination Event").

                  (b) If prior to the termination of the Merger Agreement, there shall have been made an announcement by a third party or notice by the Company to International of a Superior Proposal, as that term is defined in Section 9.04(m) of the Merger Agreement, and the Merger Agreement is terminated, International may elect to (i) exercise the Option pursuant to paragraph (a) of this Section 2.02, or (ii) within seven calendar days after such termination inform the Stockholder in writing that it will not exercise the Option but will participate in the proceeds received by the Stockholder from any consummation of any sale of the Stockholder's Shares (pursuant to such Superior Proposal or otherwise) that closes within one year after termination of the Merger Agreement by receiving from the Stockholder the Participation Amount as defined in this paragraph (b). The Stockholder will promptly upon receipt by it pay to International 50% of the proceeds (net of expenses and transfer taxes) it receives from the closing of a sale of the Stockholder's Shares in excess of U.S.$14 per Share (the "Participation Amount") provided however for purposes of this Article II only "Shares" shall be defined as the Stockholder's shares of Common Stock owned as of the date hereof, which shall include shares of Common Stock issued from the date hereof upon the exercise options or warrants, the conversion of convertible securities or otherwise, but shall not include any Common Stock acquired by the Stockholder by purchases in the open market from the date hereof.

                  (c) If International decides to exercise the Option, International shall send a written notice to the Stockholder of its intention to exercise the Option, specifying the place, the time and the date (the "Closing Date") of the closing (the "Closing") of the purchase. The Closing Date shall occur on the fifth business day after the date on which such notice is delivered.

                  (d) At the Closing, the Stockholder shall deliver to International (or its designee) all of the Shares by delivery of a certificate or certificates evidencing the Shares duly endorsed to International or accompanied by stock powers duly executed in favor of International, with all necessary stock transfer stamps and signature guarantees affixed.

                  SECTION 2.03. Purchase Price. (a) The purchase price for each Share shall be U.S.$14 payable, as adjusted in accordance with the provisions of
Section 2.08 of the Merger Agreement, if applicable, as follows: (A) net amount of U.S.$9.3334 in cash, without interest thereon, (the "Cash Component") and (B) U.S.$4.6666 principal amount of a Parent Debenture (as defined in the Merger Agreement) (the "Debenture Component" and together with the Cash Component, the "Purchase Price"). If pursuant to Section 2.04 of the Merger Agreement, Parent elects to increase the Cash Component and decrease the Debenture Component then the Parent shall make the same adjustment to the Purchase Price.

                  (b) In the event that subsequent to International exercising its Option, any acquisition (including by way of amalgamation or merger) of the Company's Common Stock (in whole or in part), or all or any substantial portion of the assets or business of the Company, in any case by International or any of its affiliates, is consummated, International shall distribute to the Stockholder 50% of the consideration per Share in excess of U.S.$14 that would have been paid to the Stockholder if the Option were not exercised. Such consideration shall be paid by International at the same time and in the same manner as such consideration is paid to the stockholders of the Company.

                  (c) If International shall have exercised its Option pursuant to Section 2.02(b) and shall have disposed of the Company's Common Stock acquired pursuant to such Option as a result of a Superior Proposal, International shall distribute to the Stockholder securities or cash with a value per Share equal to 50% of the cash or securities (net of expenses and transfer taxes) in excess of U.S.$14 per Share acquired under such Superior Proposal ("Excess Proceeds"). If the consideration received by International in the Superior Proposal includes securities, the portion of the Excess Proceeds that is paid over to the Stockholder will be satisfied with securities and cash in the same proportion as the portion of securities and cash received by International that constitutes Excess Proceeds. For purposes of the foregoing only, the value of any such securities, if not specifically stated in the agreement or other documentation entered into in connection with the Superior Proposal by the parties thereto, shall, except as may be agreed between the Stockholder and International, be deemed to be the fair value determined by an independent investment banker of recognized standing appointed by International.

                                   ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER
                -------------------------------------------------

                  The Stockholder hereby represents and warrants to International as follows:

                  SECTION 3.01. Valid Organization and Execution. (a) In the case of a Stockholder that is not a natural person: (i) the Stockholder is duly organized and validly existing under the laws of the jurisdiction of its incorporation or organization and has all necessary corporate or partnership power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby;
(ii) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or partnership) on the part of the Stockholder; and (iii) this Agreement has been duly executed and delivered by or on behalf of the Stockholder. In the case of a Stockholder that is a natural person: (i) the Stockholder has full legal right, power and authority to enter into this Agreement and to perform such Stockholder's obligations hereunder without the need for the consent of any other person or entity; and (ii) this Agreement has been duly authorized, executed and delivered by such Stockholder.

                  SECTION 3.02. No Conflict. The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder (i) shall not, result in the creation of a lien or encumbrance on any of the Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument to which the Stockholder is a party or by which the Stockholder or the Shares is bound or affected, (ii) to the knowledge of the Stockholder, does not contravene or violate any laws, rules or regulations applicable to it, him or her; (iii) in the case of a Stockholder who is not a natural person, conflict with or violate the Certificate of Incorporation or By-Laws or similar organizational document of the Stockholder, and (iv) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, domestic or foreign, except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, or the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (the "Hart-Scott Rodino Act").

                  SECTION 3.03. Title to the Shares. As of the date hereof, the Stockholder is the record and beneficial owner of the number of shares of Common Stock set forth in the second recital. Such Shares are all the securities of the Company owned, either of record or beneficially, by the Stockholder. The Shares are owned by the Stockholder free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on such Stockholder's voting rights, charges and other encumbrances of any nature whatsoever except under applicable securities laws. The Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Shares. At the Closing, such Stockholder will deliver good and valid title to the Shares free and clear of any pledge, lien, security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal or other limitation on disposition or encumbrance of any kind, other than pursuant to this Agreement or applicable securities laws.

                  SECTION 3.04. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Stockholder.

                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF INTERNATIONAL
                 -----------------------------------------------

                  International hereby represents and warrants to the Stockholder as follows:

                  SECTION 4.01. Due Organization, Etc. International is a corporation duly organized and validly existing under the laws of Ontario. International has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by International have been duly authorized by all necessary corporate action on the part of International. This Agreement has been duly executed and delivered by International.

                  SECTION 4.02. No Conflict; Required Filings and Consents. The execution and delivery of this Agreement by International do not, and the performance of this Agreement by International will not, (i) conflict with or violate the Articles of Incorporation or By-laws of International; or any law, rule or regulation to which International is subject and (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, domestic or foreign, except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, or the Hart-Scott Rodino Act.

                  SECTION 4.03. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of International.

                                    ARTICLE V

                          COVENANTS OF THE STOCKHOLDER
                          ----------------------------

                  SECTION 5.01. No Disposition or Encumbrance of Shares. The Stockholder, except as contemplated by this Agreement, will not (i) sell, transfer, tender, assign, contribute to the capital of any entity, hypothecate or otherwise dispose of, grant a proxy or power of attorney with respect to, deposit into any voting trust, or create or permit to exist any security interest, lien, claim, pledge, option, right of first refusal, agreement, limitation on the Stockholder's voting rights, charge or other encumbrance of any nature whatsoever with respect to, any of the Shares (or agree or consent to, or offer to do, any of the foregoing), (ii) take any action that would have the effect of preventing or disabling the Stockholder from performing its obligations hereunder, or (iii) directly or indirectly, initiate, solicit or encourage any person to take actions that could reasonably be expected to lead to the occurrence of any of the foregoing.

                  SECTION 5.02. No Solicitation of Transactions. The Stockholder, between the date of this Agreement and the date of termination of this Agreement, will not and will not authorize or, to the extent it is within the Stockholder's power, permit any of the Stockholder's related or subsidiary companies and trusts, partners, management, shareholders or trustees, or any of such Stockholder's related or subsidiary companies and trusts, and financial advisers, investment dealers or others acting as agent or otherwise for such Stockholder or any of the foregoing, except in dealing with International and Merger Sub or otherwise in furtherance of the

Merger, to provide information or access for review, enter into any agreement, have any discussions, negotiations or correspondence or take any other action related to or with a view to soliciting, encouraging, assisting in or cooperating with any offer or proposal for, or which would have an effect comparable to any acquisition (including by way of amalgamation or a merger) of Common Stock (in whole or in part) or any material portion of the Company's or any subsidiary of the Company's assets or business, any financing of any acquisition thereof or financing of the Company or any subsidiary of the Company or any material change in the management or operation (including by way of material divestiture, partnership or joint venture) of the business of the Company or any subsidiary of the Company. The Stockholder immediately shall cease and cause to be terminated all existing discussions, conversations, negotiations and other communications with any persons conducted heretofore with respect to any of the foregoing; provided that in the case of a Stockholder who is a member of the Board of Directors of the Company (a "Director"), nothing in this Section 5.02 shall be construed as interfering with or limiting such Director's ability to comply with Section 6.04 of the Merger Agreement, as required. Such Stockholder by signing this Agreement hereby acknowledges that any actions taken by such Stockholder or any other person pursuant to Section 6.04(b) of the Merger Agreement shall have no effect on his or her obligations or his or her full performance hereunder or on the rights of International hereunder.

                  SECTION 5.03. Regulatory and Other Authorizations; Notices and Consents. The Stockholder agrees to use all reasonable efforts to cooperate with International in supporting and defending this Agreement against any third party and in obtaining all authorizations, consents, orders and approvals of all governmental authorities and officials that may be or become necessary for the execution and delivery of, and the performance of its, his or her obligations pursuant to, this Agreement. Each party hereto agrees to make an appropriate filing, if necessary, pursuant to the Hart-Scott Rodino Act.

                                   ARTICLE VI

                                   TERMINATION
                                   -----------

                  SECTION 6.01. Termination. This Agreement, except for Section 2.02(b), if applicable, shall terminate, and no party shall have any rights or obligations hereunder and this Agreement shall become null and void and have no further effect upon the earliest of (a) the effective time of the Merger, (b) the seventh calendar day following the date of termination of the Merger Agreement, other than a termination in connection with an International Termination Event, (c) the date of termination of the Merger Agreement in connection with an International Termination Event, and (d) by the written mutual consent of the parties hereto. Notwithstanding the foregoing, in the event any Option shall have been exercised in accordance with Article II, but the Closing shall not have occurred, the provisions of Articles I and III and
Section 2.03 shall survive until the Closing. Nothing in this Section 6.01 shall relieve any party of liability for any breach of this Agreement.

                                   ARTICLE VII

                                  MISCELLANEOUS
                                  -------------

                  SECTION 7.01. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

                  SECTION 7.02. Further Assurances. The Stockholder and International will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

                  SECTION 7.03. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were breached, and in the event of such breach the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

                  SECTION 7.04. Entire Agreement. This Agreement constitutes the entire agreement between International and the Stockholder with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between International and the Stockholder with respect to the subject matter hereof.

                  SECTION 7.05. Amendment; Waiver. This Agreement may not be amended except by an instrument in writing signed by the parties hereto. ___ Any party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered by the other party pursuant hereto or (c) waive compliance with any of the agreements or conditions of the other party contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

                  SECTION 7.06. Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York applicable to contracts executed in and to be performed in that State. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Federal or state court sitting in the Borough of Manhattan, The City of New York.

                  SECTION 7.07. Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants (collectively, "Professionals") (to the extent the Stockholder retains its own Professionals) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Merger shall have occurred.

                  SECTION 7.08. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery or by telecopy to the respective parties at the following addresses or telecopy numbers (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.08):

                  (a)      if to the Stockholder:


                           Telephone:
                           Telecopy:
                           Attention:


                  (b)      if to International:

                           Hub International Limited
                           214 King Street West, Suite 314
                           Toronto, Ontario
                           M5H 3S6
                           Telephone:  (416) 979-5866
                           Telecopy:    (416) 593-8717
                           Attention:  W. Kirk James, Vice President


                  SECTION 7.09. Currency. All amounts in this Agreement are stated and shall be paid in United States dollars.

                  SECTION 7.10. Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                  SECTION 7.11. Assignment. This Agreement may not be assigned by operation of law or otherwise without the express written consent of the Stockholder and International (which consent may be granted or withheld in the sole discretion of the Stockholder or International); provided, however, that International may assign this Agreement to an affiliate of International without the consent of the Stockholder, in which event International will remain jointly and severally liable with such affiliate for all of such affiliate's obligations hereunder and such affiliate of International shall agree to be bound by the provisions of this Agreement.

                  SECTION 7.12. No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  SECTION 7.13. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  SECTION 7.14. Transfer of Shares. The Stockholder is hereby permitted to transfer or sell any or all of such Stockholder's Shares, if and so long as, (a) International is notified of such transfer or sale at least 2 Business Days (as defined in the Merger Agreement) prior to such transfer or sale, (b) at or prior to such transfer or sale, the transferee executes a Stock Option and Voting Agreement identical to this Agreement which shall apply to all of the Common Stock being transferred to such transferee by the Stockholder and
(c) at or prior to the time of transfer or sale, the Stockholder shall enter into an amended Stock Option and Voting Agreement with respect to the Shares retained by it, him or her which shall be identical to this Agreement except that the number of Shares in the second recital shall reflect that number of Shares then owned by the Stockholder.

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.



[Name of Stockholder]

By:
     -----------------------------------
     Name:



HUB INTERNATIONAL LIMITED

By:
     -----------------------------------
     Name:
     Title:

                                    ANNEX E
                                    -------


                         EXECUTIVE EMPLOYMENT AGREEMENT

            THIS EMPLOYMENT AGREEMENT dated _________________, 2001.

            BETWEEN:

                                BRUCE D. GUTHART

                                (the "Executive")

                                      -and-

                         KAYE GROUP INC., a corporation
                  incorporated pursuant to the laws of Delaware

                                 (the "Agency")

                                      -and-

                    HUB INTERNATIONAL LIMITED, a corporation
                  incorporated pursuant to the laws of Ontario

                                     ("Hub")

         In consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows.

1.       Interpretation

(1)      In this Agreement:

(a) "Agreement" means this agreement, all Schedules attached hereto and the amendments made hereto by written agreement between the Executive and the Agency;

(b)      "Basic Compensation" means the compensation indicated in Schedule "B";

(c) "Benefits" means the benefits to which the Executive is entitled in accordance with Schedule "B";

(d) "Cause" means (i) a material breach by the Executive of the provisions of this Agreement, which breach shall not have been cured by the Executive within thirty (30) days following notice thereof by the Agency to the Executive, (ii) the commission of gross negligence or bad faith by the Executive in the course of the Executive's employment, which commission has a material adverse effect on the Agency or Hub,
         (iii) the commission by the Executive of a criminal act of fraud, theft or dishonesty causing material damages to the Company or Hub, (iv) the Executive's conviction of (or plead nolo contendere to) any felony, or misdemeanor involving moral turpitude if such misdemeanor results in material financial harm to or materially adversely affects the goodwill of the Agency or Hub, or (v) such other act or omission that a court of competent jurisdiction declares in a written ruling to be a breach of the Executive's responsibilities hereunder of such materiality as to justify a termination of the Executive's employment by the Agency.

(e) "Good Reason" means any breach of the terms of this Agreement by the Agency or Hub, including but not limited to any of the following:

                  (i) the assignment to the Executive of any duties substantially inconsistent with the Executive's positions as set forth on Schedule A, or a significant adverse alteration in the nature or status of the Executive's responsibilities or duties or the conditions of the Executive's employment compared to the responsibilities, duties and conditions in effect for the Executive's employment with respect to the business of the Agency immediately prior to the date of this Agreement, excluding any isolated and inadvertent action that is not taken in bad faith and that is remedied by the Agency or Hub, as applicable, within thirty (30) days after receipt of notice thereof given by the Executive;

                  (ii) a reduction in the Executive's Basic Compensation;

                  (iii) any failure by the Agency or Hub to require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Agency to assume expressly and agree to perform the provisions of this Agreement in the same manner and to the same extent that the Agency and Hub would be required to perform if no such succession had taken place;

                  (iv) the relocation of the offices at which the Executive is principally employed immediately prior to the date of the Closing hereunder to a location more than 20 miles from such location; and

                  (v) the failure by the Agency or Hub to continue to provide the Executive with the benefits described on Schedule B.

(f) "Death" means a natural death and, in addition, is deemed to include a continuous period of at least six months during which time the Executive has not been in the offices of the Agency during normal working hours and the Executive's whereabouts are unknown to the Agency;

(g) "Disability" means the mental or physical state of the Executive is such that the Executive would be considered to suffer from a "total disability" or a "disability" or to be "totally disabled" or "disabled" in accordance with the Agency's group benefits insurance policy at the relevant time;

(h)      "Hub" means Hub International Limited;

(i)      "Hub Group" means Hub and the Subsidiaries;

(j) "Investment Letter" means the investment letter referred to in item 4 of schedule D and attached as Exhibit A hereto which will be executed and delivered on the date hereof between the Executive and Hub.

(k) "Management Bonus Agreement" means, subject to item 1 of Schedule D hereto, the Management Bonus Agreement attached as Exhibit B hereto which will be executed and delivered on the date hereof between the Agency and Hub, and a copy of which (as executed) will be provided to the Executive;

(l) "Restricted Period" means the two-year period ending on the second anniversary of the termination of the Executive's employment hereunder for whatever reason;

(m) "Restricted Stock Arrangement" means the plan or other arrangement referred to in item 3 of Schedule D;

(n)      "Schedule" means a schedule to this Agreement;

(o)      "Section" means a section or subsection of this Agreement;

(p) "Services" means the positions, duties and the responsibilities set out in Schedule "A" to this Agreement, as the same may be amended or extended by agreement of the parties from time to time;

(q) "Subsidiaries" means the "subsidiary companies", as defined in the Securities Act (Ontario), of Hub, including the Agency and Hub U.S. Holdings, Inc.;

(r) "Vacation" means the vacation to which Executive is entitled, as contemplated in Schedule "B".

(2) It is agreed by and between the parties hereto that the Schedules referred to herein, as itemized below and attached hereto, shall form a part of this Agreement and this Agreement shall be construed as incorporating such Schedules:

          Schedule A        -       Services
          Schedule B        -       Basic Compensation, Benefits and Vacation
          Schedule C        -       Alternative Dispute Resolution
          Schedule D        -       Additional Provisions

2.       Employment
         ----------

(1) The Agency agrees to employ the Executive during the term of employment hereunder in the positions and with the duties and responsibilities set out in Schedule A and the Executive accepts such employment and represents to the Agency that the Executive has the required skills and expertise to perform the Services.

(2) During the term of employment hereunder the Executive agrees to devote the whole of the Executive's business time and attention to the Services, and to the other activities contemplated in item 1 of Schedule D, in a conscientious and competent manner and with the utmost integrity.

(3) The Executive shall perform the Services primarily at the office of the Agency located in the City of New York, NY in the United States of America and at such other locations as the Agency's and Hub's reasonable needs may dictate from time to time, provided that the Executive will not be required to move the Executive's residence.

(4) During the term of employment hereunder, Hub shall put forth, and management shall recommend, the Executive for election to the Board of Directors of Hub at each annual general meeting of the stockholders of Hub.

(5) During the term of employment hereunder the Executive shall be entitled to the benefits of: (a) all indemnification provisions contained in the Agency's and Hub's Certificate of Incorporation or Articles of Incorporation or by-laws, as the case may be (and for this purpose, the Agency and Hub agree that no amendment shall be made thereto which materially changes such indemnification provisions, other than to enhance the protection thereby afforded to the Executive); and (b) all of the Company's insurance policies, including directors and officers liability policies, to the extent that such policies are generally applicable to other officers and directors.

3.       Remuneration and Benefits
         -------------------------

(1) During the term of employment hereunder the Agency shall pay the Executive the Basic Compensation in such payment periods as are established from time to time by the Agency for its employees, subject to deduction and remittance to the appropriate governmental authority of all applicable taxes and other amounts.

(2) The Executive shall be entitled to and the Agency shall provide the Benefits.

(3) The Agency shall reimburse the Executive for reasonable travel and other business expenses incurred by the Executive in performing the Services, in accordance with approved budgets.

(4) The Executive shall be entitled to the Vacation, to be scheduled at the mutual convenience of the parties.

(5) The Executive shall be entitled to participate in the Management Bonus Agreement as an Eligible Manager (as defined therein) on the basis that notwithstanding any discretion otherwise exercisable by the President of the Agency as to the payment of bonuses under the Management Bonus Agreement, the Executive shall receive 50% of the aggregate of any bonus paid thereunder to the Eligible Managers collectively to a maximum annual amount equal to the Basic Compensation for the period of one year. The Executive shall be "President of the Agency" for purposes of the foregoing sentence and in that capacity shall have the authority to exercise the discretion as to the payment of bonuses under the Management Bonus Agreement.

4.       Property, Confidentiality and Non-Solicitation
         ----------------------------------------------

(1) Property. The Executive acknowledges and agrees that all books of business, policies of insurance, documents, computer records, vouchers and other books, papers and records connected with the business of the Agency or the other Subsidiaries of Hub Group, whether paid for, serviced or produced by the respective corporation of Hub Group or not, are the property of the respective corporation and shall be at all times open to the respective corporation for the purposes of examination, and shall be turned over and surrendered to the respective corporation or its representatives upon the order of the respective corporation or on the termination of the Executive's employment with the Agency for any reason whatsoever.

(2) Confidentiality. The Executive acknowledges that in the course of carrying out the Executive's duties to the Agency, the Executive will have access to and will be entrusted with confidential information concerning the business and corporate affairs of the Agency, the other corporations of Hub Group and their clients ("Confidential Information"), including information pertaining to the respective corporation's relationships with insurance carriers, employee and producer compensation structures, client underwriting and policy renewal information, internal accounting procedures, policies and information, unique insurance product features, insurance programs developed by the respective corporation (with or without the assistance of the Executive), marketing strategies and employee training procedures. The Executive agrees that all Confidential Information acquired by the Executive or disclosed to the Executive shall be held in the strictest confidence. The Executive shall not disclose any Confidential Information to any other person without the prior written consent of the respective corporation, except as may be required for the Executive to fulfill the Executive's employment duties to the Agency or as may be required by law. The Executive shall not make use of any Confidential Information for the Executive's own benefit or for the benefit of any other person or persons, firm, partnership, association or corporation other than Hub Group, or assist others in so doing; provided that nothing herein shall prohibit the Executive from using Confidential Information that:

         (a) was readily available to the public at the time such information was available to the Executive;

         (b) became readily available to the public after the time such information was made available to the Executive other than through a breach of this Agreement; or

         (c) s lawfully and in good faith obtained by the Executive from an independent third party without a breach of this Agreement.

         The Executive acknowledges and agrees that the disclosure of any Confidential Information to competitors of the Agency or the other corporations of Hub Group or to the general public in violation of the terms of this Section 4(2) may be highly detrimental to the business interests of Hub Group. The Executive acknowledges and agrees that the right of Hub Group to maintain Confidential Information as confidential in accordance herewith constitutes a proprietary right that the respective corporation is entitled to protect. Unless otherwise agreed to by the respective corporation, all Confidential Information shall be and shall remain the sole and exclusive property of the respective corporation subject to the terms of this Section 4(2). The Executive shall return to the Agency, forthwith upon the effective date of termination of the Executive's employment for any reason whatsoever, all records of Confidential Information in the possession of the Executive which were acquired in connection with the Executive's employment by the Agency. The Executive hereby agrees with the Agency that, in the event of any breach by the Executive of the provisions of this Section 4(2), the respective corporation(s) of Hub Group shall be entitled to equitable relief, including an injunction and specific performance, in any competent court having jurisdiction over the Executive, in addition to all other remedies available to the respective corporation at law or in equity.

(3)      Non-Competition and Non-Solicitation

         (a) The Executive covenants and agrees that the Executive will not, without the prior written consent of the Agency, during the Restricted Period, either individually, in partnership, jointly, or in conjunction with any other person or persons, firm, partnership, association, company, corporation or any other entity as principal, agent, employee, shareholder, or in any other capacity whatsoever carry on or be engaged in any aspect of the insurance agency business in the United States, or advise, lend money to, guarantee the debts or obligations of, or permit the Executive's name or any part thereof to be used or employed by any other person or persons, firm, partnership, association, company, corporation or any other entity engaged in any aspect of the insurance agency business in the United States. Notwithstanding the foregoing, the provisions of this Section 4(3)(a) shall not:

                  (i) apply in the event that this Agreement is terminated by the Agency without Cause or by the Executive for Good Reason, including in accordance with Section 5(2); or

                  (ii) prohibit the Executive from directly or indirectly owning up to 10% of the issued capital stock of any public company the price of whose shares is quoted in a published newspaper of general circulation.

(b) The Executive agrees that during the Restricted Period the Executive shall not directly or indirectly approach or solicit any client, employee or producer of Hub Group except for the benefit of Hub Group or attempt to direct any such client, employee or producer away from Hub Group, subject to the same limitation set forth in the last sentence of Section 4(3)(a) above.

(c) If the Executive violates any of the provisions of Section 4(3)(b), the Executive shall pay to Hub a sum equal to one and one-half times the annual renewal commissions generated by clients obtained by the Executive in violation of Section 4(3)(b).

(d) The amount payable by the Executive under Section 4(3)(c) shall be paid in cash and as soon as it is determinable and may be set off by the Agency against any amount owing or to become owing by the Agency or Hub to the Executive. The Executive acknowledges that the said amount is a reasonable calculation of the respective corporation's liquidated damages given the interest of the corporation in maintaining its client base and the future profits which would be foregone by the corporation if the Executive violates the provisions of Section 4(3)(b). The Executive further acknowledges that the payment by the Executive pursuant to Section 4(3)(c) shall in no way limit the other remedies to which the respective corporation of Hub Group may be entitled as a result of the Executive's breach of Section 4(3)(a) or (b). Without limiting the generality of the foregoing, the Executive recognizes that a breach by the Executive of any of the covenants contained in Section 4(3)(a) would result in ongoing damages to the respective corporation of Hub Group and that Hub Group may not be adequately compensated for such damages by the payment of the amounts contemplated in Section 4(3)(c). The Executive agrees that in the event of any such breach, and in addition to any other remedies available to Hub Group at law or otherwise, Hub shall, on behalf of the respective corporation of Hub Group, be entitled as a matter of right to apply to a court of competent jurisdiction for relief by way of injunction, restraining order, decree or otherwise as may be appropriate to ensure compliance by the Executive with the provisions of Sections 4(3)(a) and (b).

(4) The Executive agrees that all restrictions in this Section 4 are necessary and fundamental to the protection of the business of the Agency and the other corporations of Hub Group and are reasonable. If, at the time of enforcement of this Section 4, a court should hold that the duration, scope or area restrictions stated herein are unreasonable under the circumstances then existing, the parties agree that the maximum duration, scope or area that is reasonable under such circumstances shall be substituted for the stated scope, duration or area, as the case may be, and the court shall be allowed to revise the relevant restrictions contained herein to cover the maximum period, scope and area permitted by law.

5.       Term and Termination
         --------------------

(1) This Agreement and the term of the employment of the Executive hereunder shall be for an indefinite term, subject to termination in accordance with the terms of this Agreement.

(2) This Agreement and the term of the employment of the Executive hereunder may be terminated by the Agency for any reason whatsoever by written notice to the Executive, or by the Executive for Good Reason by written notice to the Agency, provided that, in the event that the Agreement is terminated in accordance with this Section 5(2), the Executive shall be:

         (a) paid the Basic Compensation for the period up to the effective date of termination;

         (b) paid a portion of the Management Bonus payable for the year during which the Executive's employment is terminated calculated by dividing the Management Bonus for that year by twelve and multiplying it by the number or months or portions of a month of that year up to and including the effective date of the termination of the Executive's employment; and

         (c) entitled to continue to receive an amount equal to the Basic Compensation and the group insurance and automobile allowance components of the Benefits for the severance period hereinafter defined.

         For the purposes of this Section 5(2), "severance period" means the period commencing as at the effective date of such termination and ending on the first anniversary of the date thereof. Notwithstanding the foregoing, in the event that the Executive breaches any of the provisions of Section 4, effective as at the date of such breach the Executive shall cease to be entitled to any further payment, provided that in no event shall the Executive be paid an amount that is less than the prescribed minimum under applicable employment standards legislation.

(3) Notwithstanding Section 5(2), this Agreement may be terminated immediately by the Agency for Cause, without further obligation to the Executive, provided that the Executive shall be entitled to receive an amount equal to the Basic Compensation and the Benefits to the date of termination.

(4) Notwithstanding Section 5(2), this Agreement may be terminated by the Agency on notice to the Executive due to the Disability of the Executive, upon ninety (90) days' notice to the Executive.

(5) Notwithstanding Section 5(2), this Agreement shall be terminated immediately upon the Death of the Executive or, unless otherwise agreed by the parties, upon the Executive attaining sixty-five (65) years of age.

(6) Upon termination of this Agreement in accordance with Section 5(2) the Executive shall have no other claim against the Agency for damages for failure to give reasonable notice or pay in lieu of notice or severance pay, except as set out in Section 5(2).

(7) In the event of termination of this Agreement in accordance with the terms hereof, the provisions of Section 4 shall continue in full force and effect.

6.       Alternative Dispute Resolution
         ------------------------------

         The parties agree to submit any disputes to mediation in accordance with the procedures set out in Schedule C.

7.       General Provisions
         ------------------

(1) In the event any payment, distribution or other benefit received by the Executive under this Agreement or any other contract or arrangement (including, but not limited to, any acceleration of the exerciseability of any stock option or the vesting of any stock or other property or any payment made to the Executive in connection with a change of control of the Agency or Hub or any severance payment provided herein) (a "Payment") would be subject to the excise tax imposed by section 4999 of the Internal Revenue Code of 1986 (such excise tax, together with any similar tax under any new or replacement provision to such
         Section 4999, are hereinafter collectively referred to as the "Excise Tax"), including any payment, distribution or other benefit that when aggregated with any other payment, distribution or other benefit (whether or not such received or made pursuant to this agreement) results in the imposition of the Excise Tax, then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes, including without limitation, any Excise Tax or other tax imposed upon any amounts received under this Section 7(1), the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payment. All determinations required to be made under this Section 7(1), including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Agency's independent accounting firm which shall provide detailed supporting calculations both to the Agency and the Executive within 15 business days of the receipt of notice from the Executive that there has been or will be a Payment, or such earlier time as is requested by the Agency.

(2) Any and all previous agreements, written or oral, between the parties hereto or on their behalf relating to the employment of the Executive by the Agency, other than the Management Bonus Agreement, are hereby terminated and cancelled and each of the parties hereto hereby releases and forever discharges the other hereto of and from all manner of actions, causes of action, claims and demands whatsoever under or in respect of any such agreement.

(3) The provisions hereof, when the context permits, shall inure to the benefit of and be binding upon the heirs, executors, administrators and legal personal representatives of the Executive and the successors and assigns of the Agency, respectively.

(4) This Agreement shall be construed in accordance with the laws of the Sate of New York and the laws of the United States applicable therein.

(5) If any covenant or provision of this Agreement is determined to be void or unenforceable, in whole or in part, it shall not be deemed to affect or impair the validity of any other covenant or provision and this Agreement shall be read and construed as if such void or unenforceable provision were excluded from this Agreement.

(6) Any notice, demand, request, consent, approval or waiver required or permitted to be given hereunder shall be in writing and may be given to the party for whom it is intended by personally delivering it to such party or by mailing the same by prepaid registered mail:

         (a)      In the case of the Agency, to:

                  Kaye Group Inc.
                  122 East 42nd St.
                  New York, NY
                  10168
                  Attention:  Chief Financial Officer

         (b)      In the case of the Executive:

                  2794 Lindenmere Drive
                  Merrick, New York 11566

         (c)      In the case of Hub:

                  Hub International Limited
                  55 East Jackson Boulevard
                  Chicago, IL
                  60604

         Any such notice or other documents delivered personally shall be deemed to have been received by and given to the addressee on the day of delivery and any such notice or other documents mailed, as aforesaid, shall be deemed to have been received by and given to the addressee on the third business day following the date of mailing. Any party may at any time give notice to the other or any change of address.

(7) All amounts referred to herein and in the Schedules hereto are in U.S. currency unless otherwise indicated.

8.       Additional Provisions
         ---------------------

         The provisions in Schedule D form part of this Agreement.


                  IN WITNESS THEREOF the parties hereto have hereunto executed this Agreement as of the day and year first above written.

----------------------------------------    ------------------------------------------
HUB INTERNATIONAL LIMITED                   KAYE GROUP INC.
By:                                         By:

----------------------------------------    ------------------------------------------
Name:                                       Name:
Title:                                      Title:
I have authority to bind the corporation.   I have authority to bind the corporation.

SIGNED AND DELIVERED in the presence of:             )
                                                     )
                                                     )
(Signature)                                          )
                                                     )
-----------------------------------------------------
(Print Name)                                         )
                                                     )        BRUCE D. GUTHART
-----------------------------------------------------
(Address)

                                   SCHEDULE A
                                    SERVICES

The Executive shall be the President and Chief Executive Officer of the Agency and in that capacity shall perform such duties and shall have such authority as are customary and appropriate to those positions and as are consistent with the duties and authority of the Executive in connection with his employment with respect to the business of the Agency prior to the date of this Agreement, including, without limitation, the full authority and responsibility for the day-to-day management of the Agency (including hiring and firing personnel) in a manner consistent with prior practice; and the Executive shall have such additional duties and responsibilities consistent with his positions as described above as the Agency, acting reasonably, may assign from time to time (all of the foregoing, collectively, the "Services").

                                   SCHEDULE B

                               BASIC COMPENSATION
                               ------------------


The Agency will pay the Executive an annual salary of $500,000.


                                    BENEFITS
                                    --------


         o Group insurance (including medical, extended health, dental, short and long term disability and life insurance) and such other benefits as are made available to employees of the Agency, provided that the Executive qualifies for coverage under such plans.

         o The Agency shall provide the Executive with the same additional benefits he received under his employment agreement dated as of January 2, 1997 (a copy of which has been provided to the Agency and Hub), including but not limited to the benefits enumerated in section 2(c)(iii) thereof.

                                    VACATION
                                    --------

The Executive shall be entitled to a minimum of four (4) weeks vacation per year and such additional vacation as may be agreed upon by the parties and as is reasonable under all of the circumstances, including the amount of vacation taken by other executives of similar standing in Hub Group (the "Vacation").

                                   SCHEDULE C

                         ALTERNATIVE DISPUTE RESOLUTION
                         ------------------------------

         1. Disputes will be submitted to mediation before a mediator in New York, New York as a condition precedent to resort to litigation by any party to this Agreement; provided, however, any party may seek injunctive relief in court to preserve the status quo pending the completion of mediation. The mediator shall be chosen by mutual agreement of the parties; provided, however, if the parties are unable to agree upon a mediator within ten days, the mediation shall be conducted by a mediator to be identified by the parties within 30 days of the execution hereof.

         2. At such time as a dispute shall arise that is submitted to mediation, each of the parties shall execute such mediation agreement in such form as shall then be used by the chosen mediator or mediation firm for such purposes and shall join in a request that the mediator provide an evaluation of the parties' cases and of the likely resolution of the dispute if not settled. The cost of the mediator and mediation shall be borne equally by the parties.

         3 In the event that one party to this Agreement is willing to accept the mediator's proposed resolution of the dispute, if any, but the other party (the "Contesting Party") elects to pursue claims in a court of competent jurisdiction and the determination of the rights of the Contesting Party under the final judgment of the court on the Contesting Party's claim(s) is less advantageous to the Contesting Party than the determination of such rights contained in the mediator's evaluation of such claim(s), the Contesting Party shall be deemed to have agreed to pay the costs and expenses of litigation of such claim(s), including reasonable attorneys' fees of the other party to the litigation.

                                   SCHEDULE D

                              ADDITIONAL PROVISIONS
                              ---------------------

         1. The Executive, the Agency and Hub agree that, simultaneously with the execution and delivery of this Agreement, the Management Bonus Agreement will be executed and delivered in substantially the form attached as Exhibit B to this Agreement; provided, however, that prior to such execution and delivery that agreement will require certain modifications to correctly reflect the understanding of the parties that the Eligible Employees referred to therein will be entitled to the same bonus of $1,333,000 in any future year in which the Agency produces "NIBGAIT" (as defined therein) of $17,571,000 and to correctly reflect the calculation of NIBGAIT in accordance with the one-page schedule (entitled "NIBGAIT Analysis") attached to Exhibit B. Further, if NIBGAIT is affected by a change in the corporate organization structure of the Agency, NIBGAIT will be revised.

         2. Hub hereby appoints the Executive as the President of the U.S. Operations of Hub International Limited and the Executive hereby accepts such appointment, to continue for the duration of the Executive's employment under this Agreement, provided that, save and except for reimbursement for expenses incurred in the fulfillment of such office, the Executive shall not be entitled to any further compensation beyond that contemplated herein. The Executive shall perform such duties as Hub, acting reasonably, shall assign from time to time in connection such position, provided that such duties shall not interfere with the Executive's ability to provide the Services.

         3. The Executive, the Agency and Hub agree that promptly after the execution and delivery of this Agreement, Hub will establish a restricted stock plan or arrangement for the benefit of various employees of the Hub Group (the "Restricted Stock Arrangement") pursuant to which Hub will contribute for the benefit of certain key employees of the Company (including the Executive) a number of shares (the "Kaye Agency Shares") of its common stock having a value of $3,000,000 (U.S.) with each share valued at $17.00 (Canadian). The exchange rate for this purpose shall be 1.5 Canadian Dollars to each U.S. Dollar. The Restricted Stock Arrangement shall include the following provisions:

                  * One-third of the Kaye Agency Shares in the Restricted Stock Arrangement shall be allocated to the Executive.

                  * The Executive shall have the authority to allocate the remaining two-thirds of the Kaye Agency Shares among certain key employees of the Agency.

                  * The awarded stock vests as to 50% after 5 years (unless waived by the executive) and 50% after 10 years.

                  * The award will cease to vest if the executive has for any reason ceased to be an employee before the award vests, except in the following cases:

                           - Normal retirement age (award vests fully);

                           - Dismissal without just cause (award vests fully);

                           - Death (award vests pro rata); and

                           - Long-term disability (award vests pro rata)

                              ADDITIONAL PROVISIONS
                              ---------------------


         4. The Executive and Hub agree that, simultaneously with the execution and delivery of this Agreement, they shall execute and deliver the Investment Letter in the form attached as Exhibit A and shall consummate the transactions contemplated therein as promptly as practicable.

                         PRELIMINARY PROXY MATERIALS --
                        CONFIDENTIAL, FOR THE USE OF THE
                     SECURITIES AND EXCHANGE COMMISSION ONLY

                                 KAYE GROUP INC.
                              122 East 42nd Street
                            New York, New York 10168

                        THIS PROXY IS SOLICITED BY KAYE'S
                           BOARD OF DIRECTORS FOR THE
                         SPECIAL MEETING OF STOCKHOLDERS
                 To be held on [______________, ______ __,] 2001

         The undersigned holder of Common Stock of Kaye Group Inc., a Delaware corporation ("Kaye"), hereby appoints ______________ and ______________, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of stock of Kaye that the undersigned is entitled to vote at the Special Meeting of Stockholders of Kaye, to be held on [______________, _____ __,] 2001 at ____a.m. local time, in the
Third Floor Boardroom of Kaye's offices located at 122 East 42nd Street, Third Floor, New York, New York 10168, and at any adjournment or postponement thereof.

         The Board of Directors recommends a vote FOR approval and adoption of the Agreement and Plan of Merger.

         1. Approval and adoption of the Agreement and Plan of Merger as described in Kaye's Proxy Statement.

/   / FOR                  /   / AGAINST                      /   / ABSTAIN

         2. Upon such other matters as may properly come before the Special Meeting and any adjournments thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

                        (Continue and Sign on Other Side)

(Continued from other side)

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH IN ITEM 1 AND WITH REGARD TO OTHER MATTERS THAT MAY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF, IN THE DISCRETION OF THE PROXYHOLDERS AS DESCRIBED IN THE PROXY STATEMENT.

         The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement.



                     ...........................................................
                                                (Signature)

                     ...........................................................
                                        (Signature if held jointly)


                     Date.........................................., 2001

Please sign exactly as name appears hereon and mail it promptly even though you now plan to attend the Special Meeting. When shares are held by joint tenants, both should sign. When signing as Attorney, Executor, Administrator, Guardian or Trustee, please add your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                   PLEASE MARK, SIGN AND DATE THIS PROXY CARD
                AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED.
              NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.